UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CSX CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CSX

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CSX
WATCH
YOUR

2023

Proxy Statement

Our Business
Our network serves major population centers in 26 states
east of the Mississippi River, the District of Columbia and the
Canadian provinces of Ontario and Quebec,
as well as more than 240 short-line and regional railroads,
and has access to over 70 ocean, river and lake port terminals along the Atlantic and Gulf Coasts, the Mississippi River,
the Great Lakes and the St. Lawrence Seaway.

Our Guiding Principles

- Improve Customer Service
- Operate Safely
- Control Costs
- Optimize Asset Utilization
- Value and Develop Employees

Our Vision To be the best-run railroad in North America	Our Purpose To capitalize on the efficiency of rail transportation to serve North America

CSX by the Numbers as of December 31, 2022

	Approximately		More than

195 years in operation	20,000 route-mile rail network	$14.9 billion of revenue generated	22,500 employees

Approximately	Approximately	More than	Approximately

3.3 million carloads	3 million intermodal units transported products and raw materials	3,600 locomotives, which reduce greenhouse gas emissions by 75% compared to trucks	12.5 million tons of carbon dioxide emissions avoided by CSX customers

Syracuse
Selkirk
Buffalo
Detroit
Chicago
Toledo
Cleveland
Willard
Pittsburgh
Cumberland
Baltimore
Columbus
Avon
Cincinnati
Russell
Louisville
Richmond
Rocky Mount
Nashville
Hamlet
Florence
Birmingham
Atlanta
Charleston
Montgomery
Savannah
Waycross
Mobile
Jacksonville
New Orleans
Tampa

- Major Terminal
- CSX Rail Service
- CSX Operating Agreement

CSX

March 24, 2023
Dear Shareholder,
On behalf of the Board of Directors of CSX Corporation, I am pleased to invite you to attend the Company’s 2023 Annual Meeting on May 10th at 10:00 a.m. EDT. Continuing our practice of recent years, the meeting will be held virtually, which facilitates expanded shareholder access and participation.
I look forward to our 2023 Annual Meeting, my first as CSX’s President and Chief Executive Officer, as an opportunity to share our leadership team’s vision for the Company. In support of our business growth strategy, among our primary objectives for 2023 will be advancing our sustainability initiatives, continuing to improve safety performance and further strengthening our ONE CSX cultural transformation. By making real progress across all of these efforts, CSX will be in an excellent position to drive profitable rail solutions, generate more business and deliver value on behalf of our customers, our shareholders and our employees.
Sustainable Growth Through Environmental, Social and Governance (“ESG”)
CSX views ESG considerations as fundamental to the success of our business. The environmental advantages of rail over other modes of ground transportation have emerged as an important driver of business growth; our commitment to diversity, equity and inclusion strengthens our ONE CSX workforce; and sound corporate governance reduces risk and supports shareholder confidence. Customers increasingly look to CSX and our rail-based supply chain solutions to help reduce their carbon footprint and achieve their sustainability objectives. At CSX, we prioritize communication with our customers about the efficiency benefits associated with our services, giving them the tools they need to better quantify and reduce their climate footprint and ultimately help them advance their own sustainability goals. Through the Company’s establishment of a science-based target for reducing greenhouse gas emissions and our ongoing efforts to further improve fuel conservation, CSX is widely recognized as a sustainability leader in the transportation industry.
Safety
Safety underpins CSX’s entire system of corporate values and business strategy. Every aspect of the Company’s success depends on providing a safe workplace in which employees embrace safety in their individual actions and when performing as a team. It demonstrates our respect for our employees and the value we place in their work; it reinforces our role in protecting the safety of our communities; and it

3	2023 Proxy Statement

supports efficient operations and reliable service to our customers. In 2022, the Company completed its second consecutive year without a work-related employee fatality, and, in 2023, we will focus our efforts on further reducing injuries and accidents by cultivating an even greater safety-oriented mindset among both our new hires and experienced employees.
Cultural Transformation
ONE CSX is a key pillar of our long-term growth strategy. With an emphasis on enhancing communication and recognizing the role of our front-line employees in creating value for our customers and our shareholders, our cultural transformation is cultivating strong relationships with CSX’s unionized workforce and providing opportunities to work more closely with labor on solutions that improve the employee experience. At the end of 2022, the Company revised its attendance policy for operations employees to address their concerns from the recently concluded national bargaining round and build on previous revisions to the Company’s operational testing and corrective action policies. In early 2023, CSX reached agreements with four unions that provide paid sick leave for nearly 6,000 railroad workers, demonstrating the Company’s commitment to listening to our railroaders and working with their representatives to find solutions that improve their quality of life. These agreements are a direct result of the collaborative relationship CSX is working to cultivate with all the unions that represent CSX employees, and the Company will continue to pursue similar agreements with our remaining unions.
We intend to address these and other initiatives at the Company’s 2023 Annual Meeting, and we encourage your attendance. On the day of the meeting, go to www.virtualshareholdermeeting.com/CSX2023 using your web browser, then enter the 16-digit control number provided on your proxy card or voting instruction form. The number can also be found on the Notice Regarding the Availability of Proxy Materials. You are encouraged to review our 2022 CSX Annual Report to Shareholders, which includes the Company’s audited financial statements and additional information about our Company’s business.
Our proxy materials are being made available electronically in keeping with CSX’s commitment to transparency and conserving resources. Electronic distribution complies with the Securities and Exchange Commission’s “notice and access” rules in addition to being effective, efficient and more environmentally sustainable. Please refer to the Questions and Answers section of this Proxy Statement or the Annual Meeting of Shareholders section of our Investor Relations website for additional details about accessing information and the conduct of the Annual Meeting.
Whether or not you plan to attend the 2023 Annual Meeting, I encourage you to promptly submit your proxy to ensure your shares are represented and voted. CSX considers every shareholder vote important. To vote your shares by proxy, you can vote via the Internet, by telephone or by mail by returning your proxy card or voting instruction form in the postage-paid envelope provided if you requested printed proxy materials. If you submit your proxy in advance, you can still vote your shares online during the Annual Meeting should you choose to attend virtually. Please review the instructions for each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail or via email.
Your participation in our Annual Meeting is appreciated by the CSX Board of Directors and our entire leadership team.
Sincerely,

JOSEPH R. HINRICHS
President and Chief Executive Officer

Consistent with CSX’s commitment to environmental stewardship, resource conservation, governance and timely access to Company information, this year’s Proxy materials will be available to shareholders online.

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Logistics
The Annual Meeting of Shareholders (the “Annual Meeting”) of CSX Corporation (together with its subsidiaries, “CSX” or the “Company”) will be held:

Date and Time	How to Attend the Annual Meeting	Record Date

Wednesday, May 10, 2023, at 10:00 a.m. EDT
If you plan to participate in the Annual Meeting, please see the instructions in the Questions and Answers section of the Proxy Statement. Shareholders will be able to listen, vote electronically and submit questions during the Annual Meeting online. There will be no physical location for shareholders to attend. Shareholders may only participate online at www.virtualshareholdermeeting.com/CSX2023.
Only shareholders of record at the close of business on March 8, 2023, which is the record date for the Annual Meeting, are entitled to vote.
Items of Business

01 To elect the 11 director nominees named in the Proxy Statement to the Company’s Board of Directors	02 To ratify the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2023	03 To vote on an advisory (non-binding) resolution to approve the compensation for the Company’s named executive officers	04 To hold an advisory (non-binding) vote on whether future votes on the compensation for the Company’s named executive officers should be held every one, two or three years

FOR	FOR	FOR	EVERY YEAR

The persons named as proxies will use their discretion to vote on other matters that may properly come before the Annual Meeting.
To Our Shareholders
The above matters are described in the Proxy Statement. You are urged, after reading the Proxy Statement, to vote your shares by proxy using one of the following methods: (i) vote via the Internet or by telephone; or (ii) if you requested printed proxy materials, complete, sign, date and return your proxy card or voting instruction form if you hold your shares through a broker, bank or other nominee in the postage-paid envelope provided. This proxy is being solicited on behalf of the Company’s Board of Directors.
The Notice Regarding the Availability of Proxy Materials (the “Notice”), the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) are being mailed or made available to shareholders on or about March 24, 2023.

By Order of the Board of Directors,
Advance Voting
NATHAN D. GOLDMAN Executive Vice President – Chief Legal Officer and Corporate Secretary
	Online	By Phone	By Mail
	www.proxyvote.com	1-800-690-6903	Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2023
The Company’s Notice for the Annual Meeting, Proxy Statement and 2022 Annual Report are available, free of charge, at www.proxyvote.com.

5	2023 Proxy Statement

Letter to Shareholders	3	ESG and Sustainable Growth	8
Notice of 2023 Virtual Annual Meeting of Shareholders	5	Proxy Voting Summary	15

Corporate Governance	19
Election of Directors	19	Meetings of the Board and Executive Sessions	32
Criteria for Board Membership	19	Principles of Corporate Governance	33
Director Nominees	19	Transactions with Related Persons and Other Matters	33
Director Commitments	25	Annual Evaluation of Board Performance	34
Director Independence	26	Board of Directors’ Role in Succession Planning	35
Board Key Skills and Experiences	27	Board of Directors’ Role in Risk Oversight	35
Board Composition and Diversity	29	Board of Director’s Role in Oversight of ESG	36
Board Leadership and Committee Structure	30	Shareholder Outreach and Engagement	37
Compensation Committee Interlocks and Insider Participation	32	Director Compensation	39

Audit Matters	41
Ratification of Independent Registered	41	Pre-Approval Policies and Procedures	42
Public Accounting Firm		Report of the Audit Committee	43
Fees Paid to Independent Registered Public Accounting Firm	42

Executive Compensation	45
Advisory (Non-Binding) Vote to Approve the	45	Advisory (Non-Binding) Vote on the Frequency	46
Compensation of CSX’s Named Executive Officers		of Future Advisory Votes on Executive Compensation

Letter from the Compensation and Talent Management Committee	47	Report of the Compensation and Talent Management Committee	48

Compensation Discussion and Analysis	49
Key Business Highlights for 2022	49	Employment Agreements	71
Say on Pay and Shareholder Engagement	51	Benefits	72
Compensation Program Objectives and Design	53	2022 Summary Compensation Table	75
Elements of the Company’s 2022 Executive Compensation Program	56	2022 Grants of Plan-Based Awards Table	77
		2022 Outstanding Equity Awards at Fiscal Year-End	79
2022 Compensation Decisions	59	2022 Option Exercises and Stock Vested Table	81
2022 Base Salary	63	2022 Pension Benefits Table	82
2022 Short-Term Incentive Compensation	63	2022 Non-qualified Deferred Compensation Table	82
2023 Management Incentive Compensation Plan Design	66	Potential Payouts Under Change-of-Control Agreements	83
Long-Term Incentive Compensation	67

CEO Pay Ratio	86
Pay Versus Performance	87	Security Ownership of Management and Certain Beneficial Owners	93
CEO Pay-for-Performance Alignment	89
Equity Compensation Plan Information	92	Delinquent Section 16(a) Reports	95
Ownership of Our Stock	93

Additional Information	96
Notice of Electronic Availability of Proxy Materials	96	Householding of Proxy Materials	97
Annual Report on Form 10-K	96	Note about the CSX Website and ESG Reports	97
Other Matters	97

Annual Meeting Questions & Answers	98

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Safety is a way of life.
CSX

ESG Highlights
Our commitment to environmental stewardship, social responsibility and governance best practices are critical to our mission to be a leading supplier of rail-based freight transportation in North America—one that meets customers’ needs, creates value for our shareholders and provides a safe and rewarding work environment for its employees. As the most fuel-efficient mode of freight transportation on land, rail will continue to enable significant emission reductions and help drive economic prosperity. By conducting business in a sustainable way, we demonstrate our dedication to industry-leading ESG performance that supports our customers, shareholders, employees and communities. Our ESG approach is reflective of our efforts to be responsible corporate stewards, and it is also critically embedded in our growth strategy.
We are proud of our efforts to establish CSX’s leadership on ESG action. Our development and implementation of innovative tools and technologies has enabled us to drive meaningful improvements on safety, customer experience, environmental efficiencies and employee engagement. As we move into the future and continue our emissions reduction trajectory, our focus is on creating long-term value for our people and our planet for decades to come. Our willingness to adapt, evolve and innovate has enabled CSX to deliver excellence and will continue to guide us into the future.
More Than a Decade of Industry-Leading ESG Action

2010
■Achieved first greenhouse gas (“GHG”) goal set in 2007

2011
■Released first Corporate Social Responsibility Report ■Published sustainability strategy and set second GHG goal

2012
■Named to Corporate Responsibility Magazine’s list of “100 Most Responsible Corporate Citizens”

2013
■Named to CDP Supplier Performance Leadership Index for commitment to helping customers reduce carbon emissions and meet sustainability goals

2014
■Completed goal to plant one tree for every mile of track

2015
■Opened first new transportation rail yard in 40 years, with modern systems that minimize the environmental impact of the facility

2016
■Achieved second GHG goal

2017
■Began business transformation with introduction of new operating model defined by guiding principles

2018
■Set target approved by the Science Based Targets initiative (a first for U.S. Class I railroads) to reduce GHG emissions
■Launched Pride in Service to honor those who serve and support local communities

2019
■Set new Company record for fewest Federal Railroad Administration (“FRA”)-reportable personal injuries and achieved lowest injury rate of all Class I railroads

2020
■Issued CSX’s first GRI, SASB and TCFD-aligned report covering 2019 ESG performance
■Formed cross-functional ESG team for deeper integration and collaboration on issues across departments
■Developed cross-functional social justice advisory roundtable to help CSX combat racial injustice

2021
■Introduced ONE CSX culture initiative, centered on each employee’s unique value and role in reaching business objectives
■Launched supplier engagement program focused on maximizing impact through value chain engagements

2022
■Awaiting regulatory approval to become the first railroad to use Trip Optimizer’s Zero-to-Zero function, which extends fuel savings capabilities to low-speed operations, including starting and stopping
■Tested use of biofuels to run our locomotives

8

ESG and Sustainable Growth

Sustainable Growth and Our Customer Experience
Our Commitment to Customer Service
CSX is proud of the resiliency our customer service teams have demonstrated in recent years. Despite varying degrees of disruption in 2021, we responded to supply chain challenges in 2022 with innovative solutions and adjusted our operating plans accordingly, leading to the successful transport of 6.2 million units of freight across the United States. Recognizing that we had to quickly adapt to deliver the best-in-class service and interaction that our customers have grown to expect from CSX, we have expanded our workforce significantly and increased our customer solutions team over the past couple of years.
By continuing to invest in network capacity, customer service technology and new service offerings, CSX added to a solid operating foundation that will support future business growth by accelerating highway-to-rail freight conversion, which is a crucial step in facilitating the transition to a lower-carbon economy. Additional 2022 and early 2023 milestones include:

Completion of the acquisition of Pan Am Systems, Inc., expanding CSX’s reach in the Northeastern United States, providing customers with new service possibilities	Identification of close to 90 growth projects across the CSX network that will have significant financial impact on CSX and the communities we serve by way of job creation and additional opportunities

Increased customer investment at CSX Select Sites, which are premium certified rail-served locations for industrial development and expansion. New partnerships over 2022 and early 2023 included electric-vehicle manufacturing complexes, a steel mill and a megasite property in Central South Carolina
Ongoing improvements to our ShipCSX customer service platform, further enhancing the value proposition of rail and supporting CSX’s strategy for capturing market share from the trucking industry

Service Innovations Enhancing Customer Experience and Results
Providing excellent customer service means investing in the tools and technologies that provide added value and efficiencies. In 2022, we continued our digital business transformation with the understanding that measures we take to improve the safety and efficiency of the railroad ultimately translate to an improved customer experience.

Our Intermodal Terminal Reservation System allows us to ensure maximum flexibility and fluidity at terminals, with 99% of customers leveraging the technology solution to make gate reservations.

TRANSFLO, a CSX subsidiary that provides transloading services across our network, helps customers take advantage of the economic and environmental benefits of rail without having rail infrastructure at their facilities.
	Our ShipCSX customer service platform allows customers to plan, ship, trace and pay for shipments quickly and securely, while streamlining terminals so shipments can arrive efficiently.	Our pioneering XGate System not only accelerates the pace of customer deliveries, but also reduces potential emissions from idling trucks at intermodal terminals by up to 90%.

9	2023 Proxy Statement

ESG and Sustainable Growth

Environmental
Our Commitment to Sustainability
CSX’s commitment to advancing environmental sustainability supports our business strategy and is a part of our value proposition to our customers. At CSX, we believe that caring for our planet broadly and our communities specifically underpins our ability to best serve our customers and drive long-term prosperity. We continue to hold ourselves accountable for delivering business success while operating with a strong focus on our environmental practices.
We are extremely proud of the leadership the Company continues to demonstrate in this area, and we embrace the opportunity to develop, test and bring to scale emerging alternative fuels and other technologies that will bring about an even more sustainable future for rail. In 2020, CSX became the first railroad in the United States to align with the Science Based Targets initiative, setting a goal to reduce GHG emissions intensity by 37.3% by 2030, using 2014 as a baseline. Additionally, the Company’s efforts have been recognized by multiple environmental groups and business publications. Among these recognitions, for the 12th straight year, in 2022 CSX was again included in the Dow Jones Sustainability Indices North America, as one of five transportation companies to receive this recognition.
Progress on Our Environmental Goals
CSX remains dedicated to advancing innovative solutions and progressive action in our operations to reduce our impact on the environment as we track towards specific targets. After achieving our 2020 environmental targets, many ahead of schedule, CSX introduced a new set of 2030 goals to guide our climate efforts for the next decade. Progress on our environmental goals, more fulsome and updated detail on which will be released later this year in our 2022 ESG Report, includes:

GHG Emissions	Renewables	Waste	Sustainable Operations

Goal:
Continue working towards our science-based target to reduce GHG emissions intensity by 37.3% against a 2014 baseline
Plan:
Make network and operational improvements while investing in technologies that will help transform the railroad industry
Performance:
Achieved 15.6% reduction in Scope 1 and 2 emissions intensity since 2014; improved fuel efficiency; piloted alternative fuels and engine enhancements to reduce fuel burn and overall emissions from locomotives

Goal:
Increase the Company’s use of renewable energy to 50% of the Scope 2 footprint
Plan:
Develop a viable Scope 2 strategy to include partnerships, energy audits, energy efficiency retrofits and renewable energy
Performance:
While CSX is working to find appropriate power purchase agreements to meet our long-term goals, we have entered into community solar agreements and are purchasing RECs to maintain forward progress

Goal:
Reduce the amount of hazardous waste generated from ongoing operations by 30% and decrease the amount of ongoing operations waste disposed in a landfill to less than 10% of volume
Plan:
Re-evaluate our purchasing practices, provide training to project managers and utilize product recycling wherever possible; identify those waste streams that can be reused or recycled and expand use of these alternative means of disposal
Performance:
Began to spearhead circularity initiatives such as our ties recycling program and terminal “Clean Sweep” clean ups throughout the year

Goal:
Expand efforts to engage our supply chain through evaluation of GHG quantification, ESG goals, and evaluation of risks and opportunities by engaging our suppliers through CDP Supply Chain
Plan:
Partner with suppliers to create efficiencies and positively impact our businesses, our stakeholders and the environment
Performance:
Engaged with top-tier suppliers through CDP Supply Chain in 2022, with 19% participation

Advancing Our Customers’ Environmental Performance
With rail being the most sustainable mode of land-based freight transportation—given that, on average, freight railroads are three to four times more fuel efficient than trucks and produce 75% fewer GHG emissions—CSX has an opportunity to not only drive positive outcomes for the environment, but also for our customers, by helping divert incremental volumes off the highway without sacrificing reliability. Our customers are leveraging rail service now more than ever and are taking the opportunity to reduce their environmental footprint while optimizing their supply chains, especially in light of increasing consumer pressures and anticipated regulatory changes related to emissions. It is a priority at CSX to communicate with our customers about the efficiency benefits associated with our services and ultimately help our customers advance their own sustainability goals.
CSX is giving our customers the tools they need to better quantify and reduce their climate footprint, from the Carbon Calculator available on the CSX website to customized client reports that summarize carbon emissions and fuel use. CSX also offers our customers individualized allocated emissions reports suitable for GHG inventories that detail calculation methodology and audit traceability. In 2022, CSX customers avoided emitting 12.5 million tons of carbon dioxide by shipping with CSX versus truck.

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ESG and Sustainable Growth
Biannually, CSX convenes our largest customers to engage firsthand with our executive team and hear from senior leadership in an intimate environment. Highway-to-rail conversion is a significant part of that dialogue, as well as value-added service expansion concerning carbon emissions reduction. Through this forum, we are able to gain additional insights into upcoming customer challenges, which will allow us to cater our services to best fit their changing needs and work together on viable solutions to both address their needs and help the environment.

Social
Cultural Transformation

To continue delivering on our company-wide vision and aspirations of attracting, developing and retaining the best people, we needed a strategy that values each individual’s contributions while instilling a sense of pride, equality and belonging. Thus, in 2021, we built on the next phase of our organizational strategy to redefine who CSX is as a company and unite and engage our employees. We developed new values to work safely, grow through innovation, lead with passion and integrity, strengthen our communities and create our future as ONE CSX. These values are core to our strategy and commitment to fostering a ONE CSX culture. ONE CSX describes the culture we aspire to create, where we operate as one team with all employees feeling empowered and able to contribute to our broader business objectives. In 2022, we launched these values and behaviors to the organization and began embedding them in our new ways of working.
To achieve our business goals, CSX’s culture of safety, accountability and excellence has evolved, and must continue to do so, to include more innovative and diverse perspectives and a passion for service and create an environment where our employees think and work as ONE CSX and are able to achieve their full potential. Behaviors in action that have supported the creation of our future as ONE CSX, and which continue to support the expansion and strengthening of ONE CSX, include interconnectivity across teams to drive progress, acknowledgment of our employees’ work and contributions and investment in the development of our workforce. We have built on existing program success by expanding our employee-led business resource groups and social justice action plan. We have also introduced new elective benefits that offer comprehensive, holistic well-being. Moving forward, we will continue gathering feedback from our employees to identify our areas of strength and development and we will continue to grow our ONE CSX culture with an emphasis on building and sustaining a more diverse, engaged and motivated workforce.
Our cultural transformation critically includes cultivating strong relationships with CSX’s unionized workforce and providing opportunities to work more closely with labor on solutions that improve the employee experience. At the end of 2022, the Company revised our attendance policy for operations employees to address their concerns from the recently concluded national bargaining round and build on previous revisions to the Company’s operational testing and corrective action policies. In early 2023, CSX reached agreements with four unions that provide paid sick leave for nearly 6,000 railroad workers, demonstrating the Company’s commitment to listening to our railroaders and working with their representatives to find solutions that improve their quality of life. These agreements are a direct result of the collaborative relationship CSX is working to cultivate with all the unions that represent CSX employees, and the Company will continue to pursue similar agreements with our remaining unions.

The main message of ONE CSX is universal: We are at our best when we come together as one. The ONE CSX culture is meant to unify us across crafts, regions, and departments and requires all of us to act.
ONE CSX simply boils down to working together as a team. It is an ambition and a call to action, and it is how we define the culture that we need to work towards.

Safety
At CSX, safety encompasses every aspect of our operations, not just for our employees, but also for our customers and the communities in which we operate. All CSX employees, regardless of job function or level, are part of the CSX safety team. By putting health and safety at the center of our day-to-day operations, we strive to foster a safety culture grounded in ownership and accountability. In 2022, for the second consecutive year, CSX recorded zero work-related employee fatalities. We attribute this to our “no fatalities or life-changing events” campaign, which included a video to engage and educate employees on our commitment to safety. Across all divisions, leadership has shown their support for and focus on making this commitment a reality.
Our safety approach is an ongoing journey and it evolves and advances with time and technology. In 2022, CSX invested $1.7 billion in infrastructure maintenance and improvements to ensure safety, including in our core track, bridges and signals and in our equipment and detection technology. Moving forward, we will continue harnessing technology, like autonomous track assessment cars and drones, to innovate how we identify and avoid accident factors while adding new safeguards along the way.
Moreover, the CSX Responder Incident Training (“RIT”) program is an integral part of our commitment to safety, helping us build relationships with and train the first responders who serve the communities in which we operate. In 2022, CSX hosted 40 events across 35 cities along our network, training nearly 4,000 first responders to safely respond to potential rail emergencies through traditional, virtual and hands-on RIT exercises. We look forward to continuing to build on our RIT program and hosting the many related events already planned for 2023.

11	2023 Proxy Statement

ESG and Sustainable Growth
Workforce Diversity
Rails and roads do not move freight, people do. At CSX, our employees—the number of which was more than 22,500 as of December 31, 2022, which includes approximately 17,100 employees that are members of a rail labor union—provide the foundation for our success, with each one contributing uniquely valuable perspectives and skill sets. Our employees’ contributions are what keep our Company, our customers and our communities moving forward towards our shared goals. In 2022, we continued efforts to build a workforce that reflects the communities we live in and serve, starting with our hiring practices. This included providing interviewers and hiring managers with best practices, enhanced training, which included unconscious bias content, and a new system to better identify talent while continuing to locate talent from non-traditional sources.
While we are moving in the right direction in terms of building out and sustaining a diverse workforce, we recognize there is more work to be done and are firmly committed to doing this work. As one step on our broader journey, we publicly released our 2021 EEO-1 data in our 2021 ESG Report to provide insight into the makeup of our workforce. We plan on sharing this data annually moving forward to increase transparency around how we are advancing diversity and representation across the organization.

Who We Are*
Three Generations of Our Workforce

88% Overall Retention Rate 22% Diverse 5% Female	15 Average Years of Service	4% Boomers 64% Gen X 32% Gen Y/Millennials 46 Average Age

Workforce Diversity#	Management New Hires	Management Promotions

22% of Total Workforce 37% of Management 19% of Union	46% Diverse 26% Female	36% Diverse 23% Female

Union New Hires	Females	Veteran and Active-Duty Military Status

36% Diverse 4% Female	5% All Female Talent 21% of Management 2% of Union	3,102 Veterans, Active-Duty Military and First Responders 16% of Workforce

* The data reflected in this table, which is calculated as of December 31, 2022, excludes approximately 2,740 employees of certain CSX subsidiary companies due to such companies’ separate payroll systems.
# Calculated as the percentage of males of color and all females.

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ESG and Sustainable Growth
CSX is proud of the many business resource groups (“BRGs”) that have been initiated by our employees to connect with colleagues who have shared interests and experiences. Each BRG is led by an executive-level sponsor, with the goal of promoting a diverse, inclusive and engaged workplace culture.
Our BRGs include: (i) ABLE Business Resource Group, which focuses on fostering a sense of belonging for those employees living with visible and invisible disabilities; (ii) African American Inclusion Group, which focuses on creating a culture that embraces inclusion and promotes African American representation at CSX; (iii) Asian Professionals for Excellence, which seeks to promote stronger working relationships between Asian and non-Asian employees; (iv) Interchange Women’s Business Resource Group, which creates forums to engage aspiring women leaders on career and leadership development; (v) LGBTQ+A(llies), which focuses on advocacy, education, policy and community outreach in support of the LGBTQ+ community and engaging family and friends who serve as allies; (vi) Military Business Resource Group, which honors and supports CSX’s veterans or active-duty military employees, Pride in Service activities and employee families when their loved ones are deployed in active military service; (vii) STEAM, which focuses on sparking interest in technology and innovation among all employees in the areas of science, technology, engineering, art and math; and, as most recently added in 2022, (viii) Hispanic Origin/Latin American (HOLA) Business Resource Group, which is committed to the engagement and professional growth of CSX’s Hispanic and Latinx employees with a focus on recruitment, development, cultural awareness and community involvement.
Commitment to Social Justice and Racial Equity
CSX is committed to social justice and racial equality—within our organization and throughout our communities. We are adding CSX’s voice to the side of anti-racism to not only meet our societal obligation but also to help strengthen our culture of inclusion. As we resolve to address social justice with purpose, we are continuing efforts with our own social justice advisory roundtable, a cross-functional group of CSX employees and leaders, to advance our efforts. This group reflects a diverse range of perspectives and expertise that has already increased dialogue around diversity, equity and inclusion at CSX and produced meaningful change for our employees and in our communities. Specifically, our social justice advisory roundtable is responsible for developing strategy and overseeing the Company’s social justice action plan. The internal portion of the plan includes specific items that directly impact employees and improve the corporate culture, ranging from anti-racism awareness seminars and development opportunities for people of color to voter education and changing potentially offensive job titles. Externally, the plan includes partnerships with organizations that promote anti-racism awareness and provide support for people and communities of color.
For example, in alignment with the Company’s strong stance against hate speech, racism and discrimination, CSX recently joined other Jacksonville organizations and business leaders to promote diversity, equity and inclusion by contributing $100,000 to the newly formed Together Strong Community Fund. Backed by multiple large Jacksonville-based companies, the fund will use education, conversation and interaction initiatives to address antisemitism and bring the community together. Moreover, in 2022, CSX partnered with the United Way of Northeast Florida to support and promote Jacksonville’s Civil Rights Conference.
Communities
At CSX, service to our communities is core to who we are and our commitment to people extends beyond our employees. Service is at the heart of every decision we make, for our customers, for our employees and for our communities. We serve the communities in which we live and operate through monetary and in-kind giving, as well as employee volunteerism opportunities. For example, in 2022, CSX contributed $200,000 to support relief and recovery efforts in the Florida and South Carolina communities affected by Hurricane Ian.
Additionally, 2022 marked the fourth full year of our signature community investment initiative, CSX Pride in Service. Pride in Service is a company-wide commitment to honor and serve the nation’s military, veterans and first responders by connecting them and their families with the support they need. CSX understands intimately the sacrifice that comes with military service, as nearly one in five CSX employees have a former or current military connection. Oftentimes, our military, veteran and first responder heroes find themselves with various hardships and financial adversity once they are no longer in the line of duty.
Overall, in 2022, CSX contributed approximately $10.4 million and nearly 12,300 volunteer hours to our communities, with $7 million of such contribution directed to causes supporting military, veterans, first responders and their families. With Pride in Service’s nonprofit partners, CSX makes possible critical financial assistance, community connections and acts of gratitude. In 2022, we reached 315,000+ service men, women and family members through our Pride in Service initiative, and we participated in 751 related service events, partnering with the following organizations:

13	2023 Proxy Statement

ESG and Sustainable Growth

Governance
Governance Practices and Oversight
At CSX, we believe good governance practices begin with strong leaders who understand the opportunities and challenges across our business and bring diverse perspectives for how to approach them, to help make decisions that support the Company’s long-term growth and success. Our Board of Directors and executive team hold ultimate responsibility for developing and communicating CSX’s vision and purpose, overseeing the implementation of sound governance practices, upholding Company policies, codes, procedures and values and ensuring ongoing monitoring of and adherence to existing and emerging laws and regulations. Key elements of our comprehensive governance program include: annual election of directors; majority voting standard for election of directors and director resignation policy; separation of the roles of Chair of the Board of Directors and Chief Executive Officer; independent Chair of the Board of Directors; stock ownership guidelines for officers and directors; policy against hedging and pledging of CSX common stock; proxy access and rights to call special meetings; pay-for-performance alignment; and Audit Committee, Compensation and Talent Management Committee and Governance and Sustainability Committee comprised solely of independent directors.
Business Ethics

We prioritize responsible business practices not only because it is the right thing to do, but also because it helps CSX manage and respond to potential risks and opportunities that can have an impact on our business and our ability to provide value to our stakeholders. All CSX employees and officers, members of the Board of Directors and partners conducting business with or on behalf of CSX are expected to act with the highest standards of personal integrity, consistent with the ethical behaviors outlined in our Code of Ethics. This code covers a wide slate of business matters including: conflicts of interest; insider trading; confidential information misuse; discrimination and harassment; whistle-blower protection; public and employee safety; and proper use of corporate assets. In consultation with the Board of Directors, our executive leadership team develops governance policies and sets clear expectations for those across all levels of our Company. Annual ethics training, which focuses on applying the CSX Code of Ethics in daily interactions, is required for all CSX management employees and is highly encouraged for union employees.

Business Ethics

2022 Ethics Data Highlights

100% Management employees trained 88% Union employees trained

Cybersecurity

Strong performance and reliability of our technology systems are critical to our ability to operate safely and effectively. Our security framework is broadly integrated across the organization to enable the protection of our customers’ personal information and the integrity of our operations, our contractors and our suppliers. Our information security team is responsible for day-to-day management and strategy implementation, including equipping our systems with the latest cybersecurity tools; conducting daily vulnerability scans; regularly providing critical cybersecurity information to all application users; and facilitating the annual required cybersecurity awareness trainings.

Over the last few years, CSX has brought in Board and executive-level experts to expand oversight of our cybersecurity and technology systems. In 2019, Suzanne M. Vautrinot, a retired U.S. Air Force (“USAF”) Major General, joined our Board of Directors. Maj. Gen. (ret.) Vautrinot, who led the USAF’s Cyber Command and is currently the president of a cybersecurity strategy and technology consulting firm, provides invaluable expertise and guidance in cyber and information security management. More recently, Stephen Fortune joined CSX as Executive Vice President and Chief Digital & Technology Officer in April 2022. Mr. Fortune brings decades of experience as a corporate technology leader to the Company through his long tenure as Chief Information Officer of the global BP Group.

Cybersecurity

2022 Cybersecurity Highlights

100% Management employees trained 90% Of the information security team has industry-recognized cybersecurity certification

14

John J. Zillmer, 67

Chair of the CSX Board
Chief Executive Officer, Aramark

Director Since 2017
Other Current Public Company Boards: 2
Committees: CTM E GS

J. Steven Whisler, 68

Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation

Director Since 2011
Other Current Public Company Boards: 1
Committees: A E F

James L. Wainscott, 65

Former Chairman, President and Chief Executive Officer, AK Steel Holding Corporation

Director Since 2020
Other Current Public Company Boards: 1
Committees: CTM F

Suzanne M. Vautrinot, 63

Retired Major General, United States Air Force

Director Since 2019
Other Current Public Company Boards: 3
Committees: A GS

Linda H. Riefler, 62

Former Chair of Global Research, Morgan Stanley

Director Since 2017
Other Current Public Company Boards: 1
Committees: CTM E GS

Racial/Ethnic Diversity

18%
Diverse

Gender Diversity

27%
Female

Independence

91%
Independent, including the Chairman of the Board

ITEM 1 Election of Directors As discussed in more detail in the “Corporate Governance” section beginning on page 19 of this Proxy Statement.

The Board unanimously recommends a vote FOR the election of the following director nominees.

COMMITTEES KEY
Chair
Audit
Compensation and Talent Management
Executive
Finance
Governance and Sustainability

15	2023 Proxy Statement

Proxy Voting Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2022 performance, please review the 2022 Annual Report.

Donna M. Alvarado, 74
Founder and President,
Aguila International

Director Since 2006
Other Current Public Company
Boards: 2
Committees: A CTM

Thomas P. Bostick, 66
Retired Lieutenant General,
United States Army

Director Since 2020
Other Current Public Company
Boards: 1
Committees: F GS

Steven T. Halverson, 68
Former Chairman, President and
Chief Executive Officer,
The Haskell Company

Director Since 2006
Other Current Public Company
Boards: 0
Committees: A CTM E

Paul C. Hilal, 56
Founder and Chief Executive
Officer, Mantle Ridge LP

Director Since 2017
Other Current Public Company
Boards: 2
Committees: E F GS

Director Since 2022
Other Current Public Company
Boards: 0
Committees: E

David M. Moffett, 71
Former Chief Executive
Officer, Federal Home Loan
Mortgage Corporation

Director Since 2015
Other Current Public Company
Boards: 2
Committees: A E F

Average Tenure
7.5 years

Average Age
65.1 years

Meeting Attendance
98.5%

Collective Skills and Qualifications of the Board

Business Operations

Corporate Governance

Finance/Capital Allocation

Accounting/Financial Reporting

Government/Regulated Industries

Risk/Crisis Management

Human Capital Management

Sustainability

Transportation Industry/Supply Chain Management
Cybersecurity Expertise

16

Proxy Voting Summary

The Board unanimously recommends that the shareholders vote FOR this proposal.
ITEM 2 Ratification of Independent Registered Public Accounting Firm As discussed in more detail in the “Audit Matters” section beginning on page 41 of this Proxy Statement.

The Board unanimously recommends that the shareholders vote FOR this proposal.

ITEM 3
Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers
As discussed in more detail in the “Executive Compensation” section beginning on page 45 of this Proxy Statement.

Shareholder Engagement and Responsiveness to 2022 Say-on-Pay Vote
We conduct and facilitate ongoing shareholder outreach throughout the year to ensure that the Board of Directors and management proactively understand and consider our shareholders’ views on important issues, including on our executive compensation program. In light of concerns around our 2022 “Say-on-Pay” vote and given that such vote only received approximately 60% support, well below Company expectations, our shareholder outreach and engagement efforts intensified after our 2022 Annual Meeting and were largely focused on our executive compensation program. Below is a summary of the design and breadth of these efforts, what we heard from our shareholders and what we did in response.
Comprehensive detail on these efforts, respective shareholder feedback and our response is provided in the “Say-on-Pay and Shareholder Engagement” subsection of the “Compensation Discussion and Analysis” (the “CD&A”) section beginning on page 51 of this Proxy Statement. Additional detail related to the Compensation and Talent Management Committee’s perspective on this topic is provided in the letter from the Committee beginning on page 47 of this Proxy Statement. We strongly encourage you to review each section for a more fulsome perspective on our 2022 shareholder outreach and engagement.

Conducted Spring Outreach & Identified Common Concerns Before the 2022 Annual Meeting	Responded to Concerns & Planned Fall Outreach	Conducted Fall Outreach & Considered Feedback Based on the Say-on-Pay Vote	Implemented Additional Responsive Actions

Contacted nine shareholders, representing approximately 34.9% of shares outstanding*
Met with governance teams of seven shareholders, representing approximately 33.5% of shares outstanding*
Concerns around the following issues emerged:
■the use of compensation committee discretion in our short-term incentive plan without sufficiently robust disclosures on the committee’s reasoning for applying upward individual performance adjustment(s)
■the overall quantum of CEO pay
■the proportion of our executive pay that is performance based
■the level of CEO perquisites

Responded to concerns:
■transitioned to a new President and CEO with a compensation package that is intended to strike the appropriate balance of fairly compensating him relative to peers and other S&P 500 CEOs, while aligning with shareholder interests and expectations
■capped the new President and CEO’s personal use of corporate aircraft to $175,000 annually
■committed to more fulsome and specific disclosure of our executive compensation program and resulting payouts
■re-evaluated the circumstances under which individual performance adjustment(s) might be appropriate
■reviewed the equity mix and metrics used in our long-term incentive plan

Contacted our top 50 shareholders, comprising 41 unique firms, representing approximately 56.6% of shares outstanding*
Received a declination (generally due to no questions or concerns) from or met with governance teams of 12 shareholders, representing approximately 32.1% of shares outstanding*
Heard:
■broad support for the changes and caps in connection with our new President and CEO’s compensation and our commitment to provide more fulsome disclosure of rationale for our compensation decisions
■desire to see an increase in the representation of performance shares in our incentive equity mix, with one shareholder expressing a preference for the use of longer vesting periods for our equity awards

Implemented additional responsive actions:
■determined that the circumstances under which individual performance adjustment(s) might be appropriate should be exceptional
■increased the weighting of performance units from 50% to 60% for our 2023-2025 long-term incentive plan cycle

* Based on ownership figures as of March 31, 2022 for spring outreach and September 30, 2022 for fall outreach. Most meetings were led by the Chairs of our Compensation and Talent Management and Governance and Sustainability Committees, along with our Chief Legal Officer, Chief Administrative Officer and/or Head of Investor Relations and employees from these executives’ departments.

17	2023 Proxy Statement

Proxy Voting Summary
Alignment with Leading Governance Practices
The Compensation and Talent Management Committee has established an executive compensation program that incorporates leading governance principles. Highlighted below are our executive compensation practices that drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:
■Significant percentage of executive compensation that is performance based
■Performance measures that are highly correlated to shareholder value creation
■Engagement of an independent compensation consultant to review our executive compensation program and perform an annual risk assessment
■Significant share ownership requirements for Vice President-level executives and above and non-employee directors
■Double trigger in change-of-control agreements for severance payouts (i.e., change of control plus termination)
■Clawback policy applicable to all incentive compensation plans
■Inclusion of multiple financial measures in short and long-term incentive plans
■Use of payout caps on short and long-term incentives

CSX Executive Compensation Practices Do NOT Include / Allow:
■Re-pricing of underwater options without shareholder approval
■Excise tax gross-ups
■Recycling of shares withheld for taxes
■Hedging or pledging of CSX common stock
■Vesting of equity awards with less than a one-year period

Key Business Highlights for 2022
In 2022, CSX delivered operating income of $6.02 billion, up 8% compared to 2021, and our earnings per share (“EPS”) increased 16% year-over-year to $1.95. In addition, excluding the gains from our 2021 real estate transaction with the Commonwealth of Virginia, our operating income grew in line with our guidance for double-digit growth. For more information on CSX’s performance in 2022, please see the 2022 Annual Report.

$6.02B Operating Income	59.5% Operating Ratio	$1.95 Fully-Diluted EPS	$5.58B Capital Returned to Shareholders
Stock Performance Graph
The cumulative five-year shareholder returns on $100 invested at December 31, 2017, assuming reinvestment of dividends, are illustrated on the accompanying graph. The Company references the Standard & Poor’s 500 Stock Index (“S&P 500”), which is a registered trademark of The McGraw-Hill Companies, Inc., and the Dow Jones U.S. Transportation Average Index (“DJT”), which provide comparisons to a broad-based market index and other companies in the transportation industry.

Comparison of Five-Year Cumulative Return

The Board unanimously recommends a vote FOR the approval of the frequency of EVERY YEAR for future advisory votes on executive compensation.

ITEM 4
Advisory (Non-Binding) Vote on Whether Future Votes on the Compensation for the Company’s Named Executive Officers be Held Every One, Two or Three Years
As discussed in more detail in the “Executive Compensation” section beginning on page 45 of this Proxy Statement.

18

ITEM 1	Election of Directors

Criteria for Board Membership
Overview
Eleven directors are to be elected to hold office until the 2024 Annual Meeting and their successors are elected and qualified. The Governance and Sustainability Committee has recommended to the Board of Directors, and the Board has approved, the persons named below as director nominees. The Board believes that each of these director nominees adds to the overall diversity of the Board, including in terms of background, skills, perspective, industries served, business matter coverage and demographics. For example, these director nominees bring a wide range of experience and expertise in management, railroad operations, financial markets, human capital and risk management. We believe that this broad representation is necessary, as each Board member is expected to be able to assess and evaluate the role and policies of the Company in the face of changing conditions in the economy, regulatory environment and customer expectations.
Additionally, nominees for Board membership are expected to be prominent individuals with demonstrated leadership ability and who possess outstanding integrity, values and judgment. Directors and nominees must be willing to devote the substantial time required to carry out the duties and responsibilities of directors. In addition, each Board member is expected to represent the broad interests of the Company and its shareholders as a group, and not any particular constituency.
With the exception of Joseph R. Hinrichs, who was appointed as the CSX President and Chief Executive Officer and a member of the Company’s Board of Directors in 2022, each of the following nominees was elected to the Board at the Company’s 2022 Annual Meeting, and each of them has exemplified proven commitment and capacity to serve on the CSX Board.
Consideration of Diversity
CSX strives to cultivate an environment that embraces teamwork and capitalizes on the value of diversity. To ensure that the Governance and Sustainability Committee’s commitment to diversity is reflected in our director qualifications and selection policies, the Board recently amended the CSX Corporate Governance Guidelines to specify that such Committee will instruct any third-party search firm to use its best efforts to include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin and gender. The Governance and Sustainability Committee recognizes the importance of maintaining a Board with a broad scope of backgrounds and expertise that will expand the views and experiences available to the Board in its deliberations. Many factors are taken into account when evaluating director nominees, including experience, skills, education, background, gender, race, ethnicity, age and other qualities and attributes. The Governance and Sustainability Committee strongly feels that candidates representing variability across these factors add to the overall diversity and viewpoints of the Board. Moreover, over the past several years, the Board has prioritized ensuring that committee chair positions are held by gender and racially/ethnically diverse Board members. Board diversity, including the diversity of our director nominees, is described in much more detail in the “Board Composition and Diversity” section on page 29 below.
Director Nominees
As of the date of this Proxy Statement, the Board has no reason to believe that any of the following director nominees will be unable or unwilling to serve. If any of the nominees named below is not available to serve as a director at the time of the Annual Meeting (an event which the Board does not now anticipate), the proxies will be voted for the election of such other person or persons as the Board may designate, unless the Board, in its discretion, reduces the size of the Board. There are no family relationships among any of these nominees or among any of the nominees and any executive officer of the Company.
Information regarding each of the director nominees follows. Each such nominee has consented to being named in this Proxy Statement and to serve if elected.

The Board unanimously recommends a vote FOR the election of the following nominees.

19	2023 Proxy Statement

Corporate Governance

Donna M. Alvarado, 74 Independent Director Nominee Director since 2006

CSX Committees
Audit/Compensation and Talent Management
Career Highlights
■Founder and current President of Aguila International, a business-consulting firm that specializes in human resources and leadership development, since 1994.
■Served as President and Chief Executive Officer of Quest International, a global educational publishing company, from 1989 to 1993.
■Served as Chairwoman of the Ohio Board of Regents.
■Appointed to various executive and legislative staff positions at the U.S. Department of Defense and the U.S. Congress.
■Appointed by President Ronald Reagan to lead the federal agency ACTION, the nation’s premier agency for civic engagement and volunteerism.
Other Leadership Experience
Ms. Alvarado has served on boards in the manufacturing, banking, transportation and service industries. She has also led state and national workforce policy boards.

Key Skills and Qualifications
■Corporate Governance Serves as President of Aguila International and previously served as President and Chief Executive Officer of Quest International. Also serves on public company boards, including as the chair of the nominating and governance committee of each of CoreCivic, Inc. and Park National Corporation.
■Government/Regulated Industries Served in several senior management governmental roles at both the state and federal levels.
■Risk/Crisis Management Relevant experience through her roles at the U.S. Department of Defense and on audit committees of public company boards.
■Human Capital Management Expertise in human resources and leadership development through her work at Aguila International. Also served on state and national workforce policy boards.
Other Current Public Company Directorships
■CoreCivic, Inc.
■Park National Corporation

Thomas P. Bostick, 66 Independent Director Nominee Director since 2020

CSX Committees
Finance/Governance and Sustainability
Career Highlights
■Chief Executive Officer of Bostick Global Strategies, LLC, a boutique management consulting firm that specializes in areas such as government contracting, engineering, human resources, biotechnology, executive coaching, organizational operations and transformation and project management, since 2016.
■Served as Chief Operating Officer and President of Intrexon Bioengineering, a division of Intrexon Corporation, which seeks to advance biologically engineered solutions to improve sustainability and efficiency, from 2016 to 2020. Led a major restructuring that resulted in Intrexon being renamed as Precigen.
■Retired as a U.S. Army Lieutenant General in 2016.
■Served as Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers, where he was responsible for most of the nation’s civil works infrastructure and military construction.
■Served as the U.S. Army’s Director of Human Resources and led the U.S. Army Recruiting Command.
Other Leadership Experience
Lt. Gen. (ret.) Bostick was deployed during Operation Iraqi Freedom as second in command of the 1st Calvary Division and later commanded the U.S. Army Corps of Engineers Gulf Region Division with over $18 billion in construction. He serves as an independent trustee on the Equity and High Income Fund Board of Fidelity Investments, Inc., a privately-owned investment management company. He is an independent director on the board of Allonnia, a biotech company focused on environmental challenges, and on the board of HireVue, which uses artificial intelligence and data analytics to transform the way organizations discover, engage and hire the best talent.
Key Skills and Qualifications
■Business Operations Served as Chief Operating Officer and President of Intrexon Bioengineering, now known as Precigen, during an organizational transformation. Led the U.S. Army Corps of Engineers, the world’s largest public engineering organization.
■Government/Regulated Industries Long-tenured service and distinguished career in commanding roles with the U.S. military.
■Human Capital Management Expertise through his service as the U.S. Army’s Director of Human Resources, leadership in the U.S. Army Recruiting Command and work at Bostick Global Strategies, LLC.
■Sustainability Relevant experience through his leadership and project management oversight at the U.S. Army Corps of Engineers and several companies focused on sustainability and leadership of an ESG subcommittee at Perma-Fix Environmental Services, Inc.
Other Current Public Company Directorships
■Perma-Fix Environmental Services, Inc.

20

Corporate Governance

Steven T. Halverson, 68 Independent Director Nominee Director since 2006

CSX Committees
Audit/Compensation and Talent Management (Chair)/Executive
Career Highlights
■Served as Chairman from 1999 to 2021, and President and Chief Executive Officer from 1999 to 2018, of The Haskell Company, one of the largest design-build and engineering and construction firms in the U.S.
■Served as Senior Vice President of M.A. Mortenson, a national construction firm.
■Currently serves as a director of GuideWell Mutual Holding Corporation, a not-for-profit company that is the parent to a family of companies focused on advancing health care, including health insurance group Blue Cross and Blue Shield of Florida, for which Mr. Halverson also currently serves as a director.
Other Leadership Experience
Mr. Halverson has served as the chair of professional and business organizations such as the Construction Industry Roundtable, the Design-Build Institute of America and the National Center for Construction Education and Research. He has also served as the chair of several civic organizations, including the Florida Council of 100, the Florida Chamber of Commerce and the Jacksonville Civic

Council. He is a certified fellow of the National Association of Corporate Directors and received certification in ESG Governance from Berkley Law School.
Key Skills and Qualifications
■Business Operations Decades of relevant experience through his service as Chairman, President and Chief Executive Officer of The Haskell Company and executive positions with M.A. Mortenson, during which he gained extensive and unique insight on the national construction industry and, accordingly, the U.S. economy.
■Corporate Governance Led as Chairman of The Haskell Company and the chair of various professional, business and civic organizations.
■Government/Regulated Industries Served on multiple civic councils, through which he helped advise on and advocate for state and local economic policies.
■Human Capital Management Expertise through his long-tenured role as Chief Executive Officer and significant service on compensation committees focused on talent management.
Other Current Public Company Directorships
■None

Paul C. Hilal, 56 Independent Director Nominee / Vice Chair of the Board Director since 2017

CSX Committees
Executive/Finance/Governance and Sustainability
Career Highlights
■Founder and Chief Executive Officer of Mantle Ridge LP, an investment fund formed in 2016.
■Served as a partner and senior investment professional at Pershing Square Capital Management from 2006 to 2016.
■Served as a director of Canadian Pacific Railway Limited from 2012 to 2016, where he was the chair of the Management Resources and Compensation Committee and a member of the Finance Committee.
Other Leadership Experience
Mr. Hilal currently serves on the Board of Overseers of Columbia Business School and previously served on the Board of the Grameen Foundation, an umbrella organization that helps micro-lending and micro-franchise institutions empower the world’s poorest through financial inclusion and entrepreneurship.

Key Skills and Qualifications
■Corporate Governance Serves as Vice Chairman of Aramark. Has also served in board leadership positions at other public companies, including as Chairman of WorldTalk Communications.
■Finance/Capital Allocation Extensive experience with leading capital management organizations, including control of his own capital management firm. Proven expertise as a value investor, capital allocator and engaged director driving shareholder value.
■Human Capital Management Relevant talent management experience through his role as a Chief Executive Officer, in senior management positions and as a director.
■Transportation Industry/Supply Chain Management Railroad industry experience and perspective through his service as a director of Canadian Pacific Railway Limited.
Other Current Public Company Directorships
■Aramark
■Dollar Tree

21	2023 Proxy Statement

Corporate Governance

Joseph R. Hinrichs, 56 Management Director Nominee / President and Chief Executive Officer Director since 2022

CSX Committees
Executive (Chair)
Career Highlights
■Served as President of Ford Motor Company’s global automotive business from 2019 to 2020, where he led the company’s automotive operations. Previously held other positions at Ford, including President of Global Operations, from 2017 to 2019, President of the Americas, from 2012 to 2017, and President of Asia Pacific and Africa, from 2009 to 2012.
■Currently serves as: Chairman of the board of directors of Exide Technologies, a battery manufacturer and leading provider of advanced energy solutions; a venture partner at First Move Capital, an investment firm; an automotive advisory board member at Luminar Technologies, a global automotive technology company ushering in a new era of vehicle safety and autonomy; and a strategic advisor at mircroDrive, a company in the advertising services industry that provides a SaaS platform created specifically for hyper-local influencer marketing.
■Served as a partner and Senior Vice President at Ryan Enterprises, a private equity group.
■Spent 10 years at General Motors in various engineering and manufacturing leadership roles.
■Served as Chairman of the National Minority Supplier Development Council from 2016 to 2019 and also served on the boards of CEO Climate Dialogue, Climate Leadership Council and the U.S.-China Business Council.

Other Leadership Experience
Mr. Hinrichs has more than 30 years’ experience in the global automotive, manufacturing and materials planning and logistics sectors. He has served on the boards of several other companies, including Rivian Automotive, Inc., Ford Motor Credit Company and Ascend Wellness Holdings.
Key Skills and Qualifications
■Business Operations Decades of relevant experience through his senior management positions with Ford Motor Company, where he enabled Ford to execute world-class manufacturing on a global scale, and other leadership and advisory roles.
■Human Capital Management Proven track record during his tenure in leadership positions, especially at Ford Motor Company, around employee engagement, building a one-team workforce and prioritizing safety and an inclusive culture.
■Transportation Industry/Supply Chain Management Extensive automotive industry experience and perspective through his service at Ford Motor Company and General Motors, which is an industry with dynamics similar to rail.
■Sustainability Demonstrated commitment to sustainability in his work at Ford Motor Company, advisory services to companies advancing electric vehicle adoption and leadership on climate organizations.
Other Current Public Company Directorships
■None

David M. Moffett, 71 Independent Director Nominee Director since 2015

CSX Committees
Audit (Chair)/Executive/Finance
Career Highlights
■Served as Chief Executive Officer and a director of the Federal Home Loan Mortgage Corporation from 2008 until his retirement in 2009.
■Served as a Senior Advisor with The Carlyle Group, one of the world’s largest and most diversified global investment firms, from 2007 to 2008.
■Served as Vice Chairman and Chief Financial Officer of U.S. Bancorp from 2001 to 2007, after its merger with Firststar Corporation.
■Served as Vice Chairman and Chief Financial Officer of Firststar Corporation from 1998 to 2001.
■Served as Chief Financial Officer of StarBanc Corporation, a predecessor to Firststar Corporation, from 1993 to 1998.
Other Leadership Experience
Mr. Moffett serves as a trustee on the Board of Columbia Fund Series Trust I and Columbia Funds Variable Insurance Trust, overseeing approximately 52 funds within the Columbia Funds mutual fund complex. He also serves as a trustee for the University of Oklahoma Foundation and has served as a consultant to Bridgewater and Associates.

Key Skills and Qualifications
■Corporate Governance Substantial leadership experience as an executive and vice chair of major financial institutions and as a trustee in connection with Columbia Funds and the University of Oklahoma Foundation.
■Finance/Capital Allocation Served for many years as a Chief Financial Officer in the banking industry, during which he was responsible for financial and asset management.
■Accounting/Financial Reporting Extensive expertise in corporate accounting and reporting and overseeing financial statements through decades of leading financial institutions.
■Risk/Crisis Management Served in senior management roles in the risk-intensive and highly regulated banking industry for more than 30 years and on audit committees of public company boards, including as the chair of the audit committee of PayPal.
Other Current Public Company Directorships
■PayPal Holdings, Inc.

22

Corporate Governance

Linda H. Riefler, 62 Independent Director Nominee Director since 2017

CSX Committees
Compensation and Talent Management/Executive/Governance and Sustainability (Chair)
Career Highlights
■Served as Chair of Global Research at Morgan Stanley from 2011 to 2013, after having served as Global Head of Research since 2008.
■Served as Chief Talent Officer at Morgan Stanley from 2006 to 2008.
■Served on both the Management and the Operating Committees at Morgan Stanley.
■Joined Morgan Stanley in 1987 in the Capital Markets division and was elected a managing director in 1998.
■Serves on the executive leadership team of Stanford Women on Boards, whose mission is to cultivate and place exceptional women for board services.
■Served on the boards of Stanford Graduate School of Business and Choate Rosemary Hall.
Other Leadership Experience
Ms. Riefler has served on the board of North American Partners in Anesthesia, a private equity-owned national health care company, since 2016. She is also the former chair of an educational non-profit, Pencils of Promise, which is committed to literacy in global rural underserved communities.

Key Skills and Qualifications
■Corporate Governance Relevant experience and perspective through her service on the executive leadership team of Stanford Women on Boards and various boards, including as the chair of the compensation committee at MSCI, Inc. Expertise and commitment to leadership on corporate governance reflected in her co-authorship of the Stanford Women on Boards “Leading-Edge Stewardship: A Roadmap to Board Excellence.”
■Finance/Capital Allocation In-depth knowledge of company valuation and the global capital markets through her decades of service at Morgan Stanley. Long board tenure with MSCI, Inc., a global provider of indices and decision support tools and services.
■Human Capital Management Expertise in talent management through her role as Chief Talent Officer at Morgan Stanley. Commitment to diversity, including in board composition, reflected through her service at Stanford Women on Boards.
■Sustainability Extensive experience through 15 years’ of service on the board of MSCI, Inc., a global leader in ESG and climate-related research and solutions.
Other Current Public Company Directorships
■MSCI, Inc.

Suzanne M. Vautrinot, 63 Independent Director Nominee Director since 2019

CSX Committees
Audit/Governance and Sustainability
Career Highlights
■President of Kilovolt Consulting, Inc., a cybersecurity strategy and technology consulting firm, since October 2013.
■Retired from the U.S. Air Force (USAF) as a Major General in 2013, following a distinguished 31-year career.
■Served as Commander of the USAF’s Cyber Command from 2011 to 2013.
■Served as Deputy Commander for Joint Forces Component Command Network and Warfare.
■Served as the USAF Director of Plans and Policy, U.S. Cyber Command, Deputy Commander, Network Warfare, U.S. Strategic Command and Commander, USAF Recruiting Service.
■Inducted into the National Academy of Engineering.
Other Leadership Experience
Maj. Gen. (ret.) Vautrinot serves in board leadership positions at other public companies, including as Chair of the Safety, Health and Environment Committee of Ecolab Inc., Chair of the Nominating and Governance Committee at  Parsons  Corporation  and  Chair  of  the  Technology

Subcommittee of the Risk Committee of Wells Fargo & Company. She also served as a director of Norton Life Lock Inc. (formerly Symantec Corporation) from 2013 to 2019.
Key Skills and Qualifications
■Business Operations During her 31-year career in leadership and commanding roles at the USAF, oversaw a multibillion-dollar cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide.
■Risk/Crisis Management Extensive relevant experience through her service in the USAF in creating, operating and protecting U.S. cyber assets globally.
■Human Capital Management Expertise in workforce development and talent management through her years in USAF leadership positions and as Commander of the USAF Recruiting Service.
■Cybersecurity Expertise Proven leadership and expertise as President of Kilovolt Consulting, Inc. and led the USAF’s Cyber Command and Joint Forces Component Network and Warfare.
Other Current Public Company Directorships
■Ecolab Inc.
■Parsons Corporation
■Wells Fargo & Company

23	2023 Proxy Statement

Corporate Governance

James L. Wainscott, 65 Independent Director Nominee Director since 2020

CSX Committees
Compensation and Talent Management/Finance
Career Highlights
■Served as Chairman, from 2006 to 2016, and President and Chief Executive Officer, from 2003 until his retirement in 2015, of AK Steel Holding Corporation, a leading steel production and manufacturing company.
■Joined AK Steel in 1995 as Vice President and Treasurer and was appointed Chief Financial Officer two years later.
■Served in a number of leadership positions at National Steel Corporation.
Other Leadership Experience
In January 2022, Mr. Wainscott was named Chair of the Council of Chief Executives, a group primarily consisting of retired Fortune 500 company CEOs. He served as Vice Chair of this organization from 2020 through 2021. He also serves on the board of directors of Parker-Hannifin Corporation, where he has been a board member since 2009 and has served as Lead Director since 2015.

Key Skills and Qualifications
■Business Operations Has held leadership roles, such as Chairman, President and Chief Executive Officer, at AK Steel Holding Corporation for over a decade and various other leadership positions with National Steel Corporation.
■Corporate Governance Substantial relevant experience, including through service as Chairman of AK Steel Holding Corporation and Lead Director and Chair of the Corporate Governance and Nominating Committee at Parker-Hannifin Corporation.
■Accounting/Financial Reporting In-depth knowledge through his years of service as Chief Executive Officer, Chief Financial Officer and Vice President and Treasurer at AK Steel Holding Corporation.
■Transportation Industry/Supply Chain Management Proven expertise through his work and leadership in the steel industry.
Other Current Public Company Directorships
■Parker-Hannifin Corp.

J. Steven Whisler, 68 Independent Director Nominee Director since 2011

CSX Committees
Audit/Executive/Finance (Chair)
Career Highlights
■Served as Chairman and Chief Executive Officer of Phelps Dodge Corporation, a mining and manufacturing company, from 2000 to 2007.
■Served in various leadership roles with Phelps Dodge, including as President and Chief Operating Officer, beginning in 1976.
■Served as director of International Paper Company, a leading producer of fiber-based packaging and pulp, from 2007 to 2021.
■Served as a director of US Airways Group, Inc., a holding company for several major commercial airlines, from 2005 to 2011.
■Served as a director of Burlington Northern Santa Fe (“BNSF”) Railway from 1995 until its acquisition by Berkshire Hathaway in 2010.
Other Leadership Experience
During his tenure as Chief Executive Officer of Phelps Dodge Corporation, Mr. Whisler was instrumental in the implementation of its “Zero and Beyond” safety program designed to eliminate workplace injuries and its “Quest for Zero” process-improvement program designed to, among other things, eliminate environmental waste while enhancing product quality.
Key Skills and Qualifications
■Corporate Governance Extensive experience in leadership roles with Phelps Dodge Corporation, including as Chairman and Chief Executive Officer, and service on the governance committees of public companies, including as Chair of the Nominating and Corporate Governance Committee of Brunswick Corporation. Served as Presiding Director of International Paper Company.
■Accounting/Financial Reporting In-depth knowledge and experience through his service in a financial reporting oversight role as Chief Executive Officer, in combination with his status as a certified public accountant.
■Transportation Industry/Supply Chain Management Substantial expertise through his long tenure on the boards of BNSF Railway and US Airways Group, Inc., from which he brings years of railroad and transportation industry knowledge, respectively.
■Sustainability Proven commitment through leadership of the “Quest for Zero” program at Phelps Dodge Corporation.
Other Current Public Company Directorships
■Brunswick Corporation

24

Corporate Governance

John J. Zillmer, 67 Independent Director Nominee / Chair of the Board Director since 2017

CSX Committees
Compensation and Talent Management/Executive/Governance and Sustainability
Career Highlights
■Currently serves as Chief Executive Officer of Aramark, a global food, facilities management and uniform services provider, since 2019.
■Served as President and Chief Executive Officer of Univar Inc., a global chemical distributor and Fortune 500 company, from 2009 to 2012, where he also served as Executive Chairman.
■Served as Chairman and Chief Executive Officer of Allied Waste Industries, from 2005 to 2008, until the merger of Allied Waste with Republic Services, Inc.
■During his earlier career with Aramark, from 1986 to 2005, served in various senior executive positions, ultimately becoming President of Global Food and Support Service.
■Served as a director of Reynolds American, Inc., from 2007 until its acquisition by British American Tobacco in 2017.
■Served as a director of Veritiv Corporation, a full-service provider of packaging, publishing and hygiene products and a Fortune 500 company, from 2014 to 2020.
■Served as a director of Performance Food Group Company, a leading food distributor and supplier, from 2015 to 2019.

Other Leadership Experience
Mr. Zillmer served as a director of Liberty Capital Partners, a private equity and venture capital firm specializing in start-ups, early stage, growth equity buyouts and acquisitions. He serves on the North American advisory board of CVC Partners.
Key Skills and Qualifications
■Business Operations Many years of service as a Chief Executive Officer at multiple public and large private companies, through which he demonstrated proven operating experience and led an operational transformation that has become an industry benchmark.
■Corporate Governance Substantial relevant experience in his roles as Chairman and Chief Executive Officer and as a director at several companies.
■Human Capital Management Proven expertise as a leader of large workforces, and deep experience with labor relations, safety and talent management.
■Transportation Industry/Supply Chain Management Extensive leadership experience and perspective in industries with substantial logistics and supply chain components.
Other Current Public Company Directorships
■Ecolab Inc.
■Aramark

Director Commitments
Our Board of Directors believes that all members of the Board must be willing and able to devote the substantial time required to carry out the duties and responsibilities of directors—a qualification that is enshrined in the CSX Corporate Governance Guidelines. As such, the CSX Corporate Guidelines contain our policy on our directors’ service on the boards of other public companies, which states: (i) each director is expected to inform the Chair of the Governance and Sustainability Committee in advance in writing in the event such director is considering an offer to serve on the board of another public company; (ii) if a director intends to join a new public company board, any new engagements or committee appointments shall be discussed with the Governance and Sustainability Committee in advance to the extent that such engagements or appointments may create concerns with respect to scheduling issues or potential conflicts of interest; and (iii) a management director may not serve on more than two public company boards, including the Company’s Board.
As per our policy, the Board has evaluated and maintains that each of our directors, including each of our director nominees, has proven the ability to commit sufficient time and capacity to Board duties and to otherwise fulfill the responsibilities required of directors in 2022. Such demonstration is evidenced by Board and committee meeting attendance records and preparation, contribution to Board discussions and decision-making and engagement with other members of the Board and management. Additionally, all of our directors are in compliance with our policy on our directors’ service on the boards of other public companies, as described above.

25	2023 Proxy Statement

Corporate Governance
John J. Zillmer Remains the Best Choice for Chair of the Board
Our Board recognizes that certain proxy advisors and shareholders have raised questions about the public company commitments of our Board Chair, John J. Zillmer, who is also the Chief Executive Officer of Aramark and serves on a total of three public company boards—specifically, those of Aramark, Ecolab Inc. and CSX. Our Board also recognizes that director commitments continue to be a concern for certain shareholders. We remain committed to closely monitoring and being transparent on this issue, and we hope that this extensive, refreshed disclosure—based in part on our shareholders’ feedback—reflects this commitment.
After thorough consideration and assessment of Mr. Zillmer’s ongoing performance in leading the Board, including through confidential annual Board evaluations submitted by each director and the prior engagement of a third-party facilitator, the Board again unanimously recommends the re-election of Mr. Zillmer at the Annual Meeting and his continuation in the role of Board Chair. Mr. Zillmer has been highly engaged since joining the Board in March 2017, and has attended 100% of the Board meetings and 98% of the committee meetings since becoming Board Chair in January 2019. Mr. Zillmer is a fully active participant in the Board’s meetings and deliberations, is readily available for consultation with the other independent directors—he is recognized as a leader among the Board for his responsiveness in between meetings—and serves an important role in the strong, independent oversight of management. The results of our 2022 annual Board evaluation process reflect Board agreement that Mr. Zillmer is an effective leader for the Board, with several comments specifically commending his leadership on our recent CEO transition.
During his tenure as our Board Chair, approximately 10 months into which he was appointed CEO and a director of Aramark and the whole time of which he simultaneously served as a director of Ecolab (a position which he has held since 2006), Mr. Zillmer has successfully led the Company, the Board and management through a business transformation—consisting of both an operational transformation in the adaptation of scheduled railroading and a growth transformation—the COVID-19 pandemic, the rollout of new, company-wide cultural initiatives, labor negotiations and the tragic passing of one of our highly valued and influential executives, all while maintaining his role as a dependable and stabilizing force for CSX, particularly during periods of change and turmoil. Besides his proven high level of engagement and consistent exemplary performance as Board Chair, Mr. Zillmer is uniquely qualified, and his skills and experience—especially on business optimization and improvement, labor relations, safety, talent management, logistics and supply chains—positively contribute to our full Board’s composition. Moreover, our Board understands that Mr. Zillmer’s obligations at Aramark and Ecolab are significant but familiar and manageable for Mr. Zillmer.
Overall, our Board uniformly and overwhelmingly believes that Mr. Zillmer remains the best choice for Chair of the Board of CSX. Mr. Zillmer’s continued service as our Board Chair is especially important in light of our recent leadership transition in connection with the appointment of Joseph R. Hinrichs as our President and Chief Executive Officer given Mr. Zillmer’s proven leadership during periods of transformation. Mr. Zillmer has spent the last several months working closely with Mr. Hinrichs, sharing his in-depth industry knowledge and helping continue to propel forward CSX’s initiatives, especially the focus on cultural transformation and cohesion. Our Board strongly believes that Mr. Zillmer has demonstrated, and will continue to demonstrate, his ability to devote the sufficient time and capacity needed to carry out his Board duties effectively, including those as Chair of the Board. The Board intends to actively evaluate Mr. Zillmer’s performance, and, should Mr. Zillmer be unwilling or unable to continue to maintain the level of engagement necessary to fulfill his responsibilities to CSX, the Board will reconsider its decision.
Director Independence
Our Board of Directors annually evaluates the independence of each of its members and, acting through its Governance and Sustainability Committee, the performance of each of its members. In evaluating the independence of each of its members, the Board considers the NASDAQ Global Select Market listing standards and reviews transactions or relationships, if any, between each director, director nominee or his or her immediate family and the Company or its subsidiaries. The purpose of this review is to determine whether any such transactions or relationships would interfere with the exercise of independent judgment by the director or director nominee in carrying out his or her responsibilities as a director, and thus be inconsistent with a determination that the director or director nominee is independent. The Board also considers the independence of its committee members under applicable securities laws.
In February 2023, after considering applicable NASDAQ listing standards, the Board, upon recommendation from the Governance and Sustainability Committee, determined that the following director nominees are independent under the relevant NASDAQ listing standards: Donna M. Alvarado; Thomas P. Bostick; Steven T. Halverson; Paul C. Hilal; David M. Moffett; Linda H. Riefler; Suzanne M. Vautrinot; James L. Wainscott; J. Steven Whisler; and John J. Zillmer.

26

Corporate Governance
Board Key Skills and Experiences
In determining the qualifications of a director nominee, our Board of Directors and the Governance and Sustainability Committee consider the following to be key skills and areas of experience that are important to be represented on the Board as a whole:

Accounting/Financial Reporting

Experience as an accountant, auditor, chief financial officer or senior leader responsible for financial reporting is important because it assists directors with their oversight of the preparation and audit of the Company's financial statements, and internal controls and procedures.

Alvarado
Halverson
Hilal
Hinrichs
Moffett
Wainscott
Whisler
Zillmer

Risk/Crisis Management

Risk/crisis management experience is critical in helping the Board fulfill its responsibilities with respect to its risk oversight and mitigation, as well as providing Board leadership in navigating through corporate crises. Such Board risk oversight and mitigation responsibilities include oversight with respect to cybersecurity risk and the overall resiliency of the Company's technology infrastructure.

Alvarado
Bostick
Halverson
Hinrichs
Moffett
Riefler
Vautrinot
Whisler
Zillmer

The key skills and experiences represented in this graphic have been identified by our Board through its annual self-evaluation process as important to the Company's business strategy and growth initiatives, key financial objectives, environmental stewardship and stakeholder interests.

Sustainability

Sustainability experience supports the Company's efforts to meet the highest standards of environmental stewardship and prioritize the health and safety of our employees and communities in which we operate. Also, climate-related experience is key to understanding risks related to climate change and helping better serve our customers' evolving needs.

Bostick
Hilal
Hinrichs
Riefler
Vautrinot
Whisler
Zillmer

Transportation Industry/Supply Chain Management

Transportation industry experience is important to understanding rail operations, the dynamics within the freight transportation sector, key performance indicators and the competitive environment.

Bostick
Hilal
Hinrichs
Wainscott
Whisler
Zillmer

27	2023 Proxy Statement

Corporate Governance

This graphic reflects the specific key skills and experiences of each individual director as relied on most by the Board, and highlights the collective contributions that our Board believes are necessary for a balanced and effective Board. The absence of a designation in this graphic does not mean that a director does not possess that particular skill or experience. Moreover, each director also contributes other important skills, experiences, expertise, background, qualities and attributes to our Board that are not represented in this graphic.

Business Operations

Business operations experience gives directors a practical understanding of developing, implementing and assessing the Company's operating plan and business strategy.

Alvarado
Bostick
Halverson
Hilal
Hinrichs
Moffett
Vautrinot
Wainscott
Whisler
Zillmer

Corporate Governance

Corporate governance experience supports Board and management accountability, transparency and protection of shareholder interests.

Alvarado
Halverson
Hilal
Hinrichs
Moffett
Riefler
Vautrinot
Wainscott
Whisler
Zillmer

Finance/Capital Allocation

Financial and capital allocation experience is important in evaluating capital markets and the Company's design and implementation of financing and capital allocation strategies.

Alvarado
Bostick
Halverson
Hilal
Hinrichs
Moffett
Riefler
Wainscott
Whisler
Zillmer

Government/Regulated Industries

Government and regulated industries experience is important in understanding the legislative process and regulatory environment in which the Company operates and oversight of the Company's strategy and regulatory compliance.

Alvarado
Bostick
Halverson
Hilal
Hinrichs
Moffett
Riefler
Vautrinot
Wainscott
Whisler
Zillmer

Human Capital Management

Human capital management experience is valuable in understanding the dynamics of attracting, motivating and retaining high-performing employees, including succession planning efforts.

Alvarado
Bostick
Halverson
Hilal
Hinrichs
Moffett
Riefler
Vautrinot
Wainscott
Whisler
Zillmer

28

Corporate Governance
Board Composition and Diversity
Our Board of Directors and the Governance and Sustainability Committee are dedicated to ensuring that our full Board embodies the breadth of backgrounds and perspectives—in addition to skills and experiences—necessary for a balanced and effective Board. As discussed above in the “Criteria for Board Membership” section on page 19, many factors are taken into account when evaluating director nominees, as the Board and Governance and Sustainability Committee hold a broad view of diversity. However, gender and racial/ethnic diversity in particular have also been, and will continue to be, a priority in terms of Board representation and composition, and thus our director nomination and retention processes.
The Board and Governance and Sustainability Committee believe that the current slate of director nominees brings a variety of different backgrounds, skills, qualifications, professional and industry experiences, personal attributes and perspectives that contribute to the overall balanced composition and existing diversity of our Board. For example, the Board believes that it has been successful, due to its deliberative refreshment efforts, in achieving a good tenure mix across its members—which has helped ensure the infusion of new ideas and insights on the business, strategies and policies of the Company while promoting stability in leadership and the streamlined transfer of knowledge and experience, as well as created a culture of candid conversations where the Board and management are capable of discussing in real time what is working for the business, what needs to be improved and what it takes to achieve our vision and purpose.
The charts below show the demographic diversity of our director nominees. Overall, our nominees are 36% gender and/or racially/ethnically diverse. Also, as reflected in the matrix below, in response to stakeholder feedback and to demonstrate our ongoing commitment to transparency, we are reporting the self-identified race/ethnicity and gender composition of our individual Board members for the first time in this Proxy Statement—as opposed to as summary information as previously disclosed.
To make clear its commitment to diversity, the Board recently amended the CSX Corporate Governance Guidelines to formalize its practice of having the Governance and Sustainability Committee instruct any third-party search firm to use its best efforts to include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin and gender. Our Board will monitor the effectiveness of its practice to ensure qualified candidates who reflect diverse backgrounds are identified in new director search efforts. Additionally, through the Board’s annual self-evaluation process, directors regularly discuss and evaluate Board composition with a focus on diversity.

Independence	Tenure	Diversity

4 of 11
Directors are women or racially/ ethnically diverse

3 Directors are Female

1 Director is Hispanic or Latinx

1 Director belongs to Two or More Races or Ethnicities

TOTAL NUMBER OF DIRECTORS - 11 (as of March 24, 2023)
SELF-IDENTIFIED RACE/ETHNICITY
Hispanic or Latinx
White
Two or More Races or Ethnicities
SELF-IDENTIFIED GENDER
Female
Male

29	2023 Proxy Statement

Corporate Governance
Board Leadership and Committee Structure
Our Board of Directors believes that—based on the Company’s current circumstances and having taken into account feedback from our shareholders—the positions of Board Chair and CEO should be separate, with the Board Chair role being filled by an independent director. The Board recognizes that circumstances do change and will periodically review this structure.
Additionally, our Board leadership is currently structured such that the Chair of the Board is assisted by a Vice Chair. The division of duties between these two positions is outlined below.

The duties of the Board Chair include:
■calling special meetings of the Board;
■presiding at all meetings of the Board and shareholders;
■approving the agenda, schedule and meeting materials for meetings of the Board in consultation with the Vice Chair of the Board;
■guiding Board discussions and facilitating discussions between the Board and the Company’s management;
■interacting with the Company’s analysts, investors, employees and other key constituencies; and
■keeping the Vice Chair informed, and consulting with the Vice Chair as to material developments regarding CSX.

The duties of the Vice Chair include:
■providing input on the agenda, schedules and meeting materials for meetings of the Board;
■assisting in guiding Board discussions and facilitating communication between the Board and the Company’s management;
■interacting with the Company’s analysts, investors, employees and other key constituencies;
■performing the duties of Board Chair in the absence or at the request of the Board Chair; and
■keeping the Board Chair informed, and consulting with the Board Chair, as to material internal and external discussions the Vice Chair has and material developments the Vice Chair learns about the Company and the Board.

The Board has five standing committees: the Audit Committee; the Compensation and Talent Management Committee; the Executive Committee; the Finance Committee; and the Governance and Sustainability Committee. Each of these committees has a written charter approved by the Board, a copy of which can be found on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.”

Audit Committee	Meetings in 2022: 9		Independent Members: 5/5

Committee Members	David M. Moffett (Chair) Donna M. Alvarado Steven T. Halverson	Suzanne M. Vautrinot J. Steven Whisler

The primary functions of the Audit Committee include oversight of: (i) the integrity of the Company’s financial statements and accounting methodology; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the Independent Registered Public Accounting Firm’s qualifications, independence and performance; (iv) the Company’s risk management processes; and (v) the Company’s internal audit function.
The Audit Committee recommends the appointment of the Independent Registered Public Accounting Firm and the Board approves the selection. This appointment is then submitted to shareholders for ratification. The Audit Committee also approves compensation of the Company’s Independent Registered Public Accounting Firm, reviews the scope and methodology of the proposed audits, reviews the Company’s financial statements and monitors the Company’s internal control over financial reporting. The Audit Committee is responsible for the approval of all services performed by the Independent Registered Public Accounting Firm. The Audit Committee maintains procedures for the receipt and treatment of complaints regarding the Company’s accounting, internal accounting controls or auditing matters. As part of its risk management responsibilities, the Audit Committee oversees cybersecurity risks.

30

Corporate Governance
The Audit Committee has five members, each of whom the Board, upon recommendation of the Governance and Sustainability Committee, has determined to be independent pursuant to the applicable independence standards promulgated by NASDAQ and the U.S. Securities and Exchange Commission (the “SEC”).
The Board has determined that all members of the Audit Committee are financially literate, and Messrs. Moffett and Whisler have been designated as audit committee financial experts, as that term is defined by SEC rules and regulations. Please refer to the Report of the Audit Committee beginning on page 43 of this Proxy Statement for additional information.

Compensation and Talent Management Committee
	Meetings in 2022: 6		Independent Members: 5/5

Committee Members	Steven T. Halverson (Chair) Donna M. Alvarado Linda H. Riefler	James L. Wainscott John J. Zillmer

The primary functions of the Compensation and Talent Management Committee are to: (i) establish the Company’s philosophy with respect to executive compensation and benefits; (ii) review the Company’s compensation practices and policies, benefit plans and perquisites applicable to all employees and executives to ensure consistency with the Company’s compensation philosophy; (iii) monitor the Company’s benefit plans, practices, programs and policies maintained for employees and directors for compliance with all applicable laws; (iv) in consultation with the Board, review and approve corporate goals and objectives relevant to compensation and benefits for the CEO, evaluate the CEO’s performance in light of those goals and objectives and, as directed by the Board, set the level of compensation of the CEO based on such evaluation; and (v) review the CD&A section of this Proxy Statement and, as appropriate, recommend to the Board for approval the inclusion of the CD&A section in the Proxy Statement and the incorporation by reference of the CD&A section in the Company’s Annual Report on Form 10-K.
The Compensation and Talent Management Committee is responsible for the oversight of human capital management, including review of the Company’s leadership development, performance management and talent acquisition program, and has oversight responsibilities with respect to the Company’s plans and processes for promoting diversity, pay equity and inclusion.
The Compensation and Talent Management Committee has also retained the services of an independent compensation consultant to advise on executive compensation matters. The role of the compensation consultant is described in the CD&A section of this Proxy Statement.
The Compensation and Talent Management Committee has five members, each of whom qualifies as: (i) a “non-employee director” within the meaning of Rule 16b-3 of Securities and Exchange Act of 1934; and (ii) independent pursuant to the applicable independence standards promulgated by NASDAQ.

Finance Committee
	Meetings in 2022: 5		Independent Members: 5/5

Committee Members	J. Steven Whisler (Chair) Thomas P. Bostick Paul C. Hilal	David M. Moffett James L. Wainscott

The primary functions of the Finance Committee include: (i) providing general oversight with respect to the Company’s capital structure, cash flows and key financial ratios; (ii) reviewing and monitoring corporate debt and cash flow; (iii) recommending policies and practices related to dividends and share repurchase programs; (iv) authorizing the issuance of debt or other securities or other forms of financing; and (v) reviewing the assets and liabilities maintained by the Company and its affiliates in conjunction with employee benefit plans, including monitoring the funding and investment policies and performances of the assets.
The Finance Committee has five members, each of whom the Board has determined to be independent under the applicable NASDAQ rules.

31	2023 Proxy Statement

Corporate Governance

Governance and Sustainability Committee
	Meetings in 2022: 5	Independent Members: 5/5

Committee Members	Linda H. Riefler (Chair) Thomas P. Bostick Paul C. Hilal	Suzanne M. Vautrinot John J. Zillmer

The primary responsibilities of the Governance and Sustainability Committee include: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending candidates for election to the Board and its committees; (ii) evaluating the performance and effectiveness of the Board; (iii) recommending changes in Board size, composition and committee structure; and (iv) overseeing the CEO and senior management succession planning process.
The Governance and Sustainability Committee is also responsible for reviewing the Company’s sustainability policies, strategies and programs, including around climate-related issues such as carbon emissions reduction initiatives and climate action targets, and sustainability performance and reporting, including an annual review of the Company’s ESG Report. In addition, the Governance and Sustainability Committee is responsible for oversight of the Company’s political giving policy and community affairs activities, including the corporate philanthropy policy.
The Governance and Sustainability Committee has five members, each of whom the Board has determined to be independent under the applicable NASDAQ rules.

Executive Committee
	Meetings in 2022: 0		Independent Members: 6/7

Committee Members	Joseph R. Hinrichs (Chair) Steven T. Halverson Paul C. Hilal David M. Moffett	Linda H. Riefler J. Steven Whisler John J. Zillmer

The Executive Committee meets for the purpose of acting on behalf of the full Board between regularly scheduled meetings of the Board when time is of the essence. The Executive Committee has and may exercise all the authority of the Board, except as may be prohibited by Section 13.1-689 of the Virginia Stock Corporation Act, as it may from time to time be amended. Pursuant to the Executive Committee charter, a notice of a meeting of the Executive Committee is required to be provided to all Board members. The Executive Committee has seven members, consisting of the CEO, Chair of the Board, Vice Chair of the Board and the Chairs of each of the four other standing committees.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Talent Management Committee is, or in 2022 was, an officer or former officer or employee of the Company. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.
Meetings of the Board and Executive Sessions
During 2022, there were seven meetings of the Board of Directors. Each director then-serving attended at least 94% of the aggregate of Board meetings and meetings of committees on which he or she served. The independent directors met alone in executive session at each regular Board meeting led by the Chair of the Board. While the Company does not have a formal policy regarding director attendance at annual shareholder meetings, the Company strongly encourages directors to attend absent an emergency. All members of the Board were in attendance at the Company’s 2022 Annual Meeting.

32

Corporate Governance
Principles of Corporate Governance
Our Board of Directors is committed to sound and effective corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to the Company and our shareholders. The Board has adopted Corporate Governance Guidelines that reflect the high standards that customers, suppliers, investors, employees and others should expect. Key corporate governance principles observed by the Board and the Company include, but are not limited to:

■separation of the roles of Board Chair and CEO;
■annual nomination of a slate of directors for election to the Board, a substantial majority and the Chair of which are independent, as that term is defined in the applicable NASDAQ listing standards;
■establishment of qualification guidelines for director candidates and review of each director’s performance and continuing qualifications for Board membership;
■the requirement that the Audit Committee, Compensation and Talent Management Committee and Governance and Sustainability Committee be comprised solely of independent directors;
■authority for the Audit, Compensation and Talent Management and Governance and Sustainability Committees to retain outside, independent advisors and consultants when appropriate;
■adoption of a Code of Ethics, which meets applicable rules and regulations and covers all directors, officers and employees of CSX;
■adoption of a Policy Regarding Shareholder Rights Plans, establishing parameters around the adoption of any future shareholder rights plan, including the expiration of any such plan within one year of adoption if the plan does not receive shareholder approval or ratification;
■stock ownership guidelines for directors and officers;
■a majority voting standard with a director resignation policy in an uncontested election; and
■adoption of a proxy access bylaw with market terms.

CSX’s Corporate Governance Guidelines and Code of Ethics are available on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.” Shareholders may also request a free copy of any of these documents by writing to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. The Company intends to disclose any waivers of or amendments to the Code of Ethics that apply to our directors or executive officers on CSX’s website at http://www.csx.com within the time period required by the SEC. There were no waivers to the Code of Ethics in 2022.
Transactions with Related Persons and Other Matters
During 2022, there were no Related Person Transactions, as defined below.
CSX operates under a Code of Ethics that requires all employees, officers and directors, without exception, to avoid engaging in activities or relationships that conflict, or would be perceived to conflict, with the Company’s interests or adversely affect its reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to CSX than could be obtained from an unrelated person. The Audit Committee is responsible for oversight, review and approval or ratification of all transactions with related persons. CSX has not adopted written procedures for reviewing, approving or ratifying “Related Person Transactions”, as such transactions are identified in Item 404 of Regulation S-K, but generally follows the procedures described below in accordance with Item 404 of Regulation S-K.
On an annual basis, in response to the Directors and Officers Questionnaire (the “Questionnaire”), each director, director nominee and executive officer submits to the Company’s Corporate Secretary a description of any current or proposed Related Person Transactions. Directors and executive officers are expected to notify the Corporate Secretary of any updates to the list of Related Person Transactions during the year. If Related Person Transactions are identified, those transactions are reviewed by the Audit Committee.

33	2023 Proxy Statement

Corporate Governance
The Audit Committee will evaluate Related Person Transactions based on:
■information provided to the Board during the required annual affirmation of independence;
■applicable responses to the Questionnaires submitted to the Company; and
■any other applicable information provided by any director or executive officer of the Company, or obtained through internal database queries.
In connection with the review, approval or ratification of any Related Person Transaction, the Audit Committee will consider whether the transaction will be a conflict of interest or give the appearance of a conflict of interest. In the case of any Related Person Transaction involving an outside director or nominee for director, the Audit Committee will also consider whether the transaction will compromise the director’s status as an independent director as prescribed in the applicable NASDAQ listing standards.
Annual Evaluation of Board Performance
As is reflected in our policy on the evaluation of the Board and Board committees in the CSX Corporate Governance Guidelines, the Board of Directors believes that an annual review of its performance, as a whole and as individual directors, is essential for ensuring overall effectiveness—including fulfillment of its oversight responsibilities, strategic planning and communications—and identifying areas for improvement. Such annual self-evaluation also is a key component of our director nomination process and succession planning. As per our policy, the Governance and Sustainability Committee is responsible for developing and recommending the annual evaluation process to the Board, and has continued to enhance the Board’s self-evaluation process based on director feedback, best practices and advice from outside, independent consultants.
In October 2021, the Governance and Sustainability Committee recommended that the Board enhance the evaluation process by engaging a third-party facilitator to conduct confidential interviews every third year, supplemented by a peer assessment questionnaire. In the interim years, the Governance and Sustainability Committee recommended that the Board conduct its evaluation via a confidential questionnaire. During such interim years, the Chair of the Governance and Sustainability Committee also meets with each individual director to gather additional feedback, particularly around Board composition, leadership, vision and functionality. For 2022, the Board and director evaluation process was administered as follows:

Evaluation Format	Conduct Evaluation	Review Feedback	Implement Outcome

For 2022, the evaluation process consisted of: confidential questionnaires designed to evaluate the performance of the Board as a whole and, as per our policy, the performance of each of its committees; and meetings between the Chair of the Governance and Sustainability Committee and each individual director designed to gather additional feedback.	Questionnaires were sent to each director in December 2022. The questions were designed to elicit feedback on the Board’s performance in the areas of strategy and business, issues and challenges, Board and committee dynamics, Board and committee leadership and structure of Board and committee meetings. The Chair of the Governance and Sustainability Committee then met with each individual director in
early 2023.	The feedback received from the questionnaires was compiled on an anonymous basis and provided to the Chair of the Board and the Chair of the Governance and Sustainability Committee, with any committee-level feedback provided to the respective committee Chairs. In accordance with our policy, this feedback was then discussed by the Board and each committee in executive session during their respective meetings in February 2023.

		Around the February 2023 meetings, the Chair of the Governance and Sustainability Committee also met with each individual director to collect additional feedback and discuss topics such as Board leadership and composition.	Following the review of evaluation results, and bolstered with additional insight from the one-on-one meetings between the Chair of the Governance and Sustainability Committee and each individual director, the Board considered the tailored ways in which the processes of the Board, and its committees, could be improved. The Board then implemented changes and enhancements to its processes where necessary to ensure the ongoing effectiveness of the Board and each of its committees.

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Corporate Governance
Board of Directors’ Role in Succession Planning
One of the Board of Directors’ primary responsibilities is succession planning, not only for the Board but also for senior management, including the CEO. The Board believes that it is critical to have a robust succession planning process—one that also considers talent management—and engages in succession planning efforts throughout the year, including a comprehensive senior management succession planning exercise in conjunction with its annual strategic planning session. Pursuant to its charter, the Governance and Sustainability Committee, which meets regularly and reports back to the Board, oversees the CEO and senior management succession planning process.
■The succession planning process generally begins with management developing a detailed summary of the key skills and competencies required for all senior management roles. Management then analyzes and summarizes the skills, competencies and readiness of potential succession candidates across all senior management positions, as well as the pipeline of candidates for other key roles.
■A detailed review of management’s analysis is provided to the Board at its annual succession planning session. The Board then engages in robust discussions regarding the skills, competencies and readiness levels of succession candidates, and recommends development plans to ensure succession candidates are adequately prepared for planned and sudden transitions.
■Status updates on succession candidates and development plans are provided to and discussed by the Board at meetings throughout the year.
In 2022, the selection and appointment of Joseph R. Hinrichs as the CSX President and Chief Executive Officer exemplified the Board’s role in succession planning. In this particular instance of carefully and deliberately filling the CEO position, the succession process lasted over a year. The Governance and Sustainability Committee recommended that the Board establish a special committee of the Board consisting of a group of directors with diverse skills, expertise and experience to lead and oversee activities related to the succession planning for this position. Such ad hoc Board-level Succession Committee was composed of members of the Governance and Sustainability and Compensation and Talent Management Committees. The Succession Committee—which led the process with support from an outside consultant—looked at numerous candidates, both internal and external. The Succession Committee, along with insight from management, evaluated these candidates to identify those with proven skills and experiences that would be most relevant and beneficial to the Company. Accordingly, the Succession Committee sought, among other factors, a candidate with tested leadership experience in a large public company operating in a similar industry, who could guide our growth strategy and sustainability initiatives and lead a cultural transformation, including among our largely unionized workforce and prioritizing safety, diversity, equity and inclusion. The Succession Committee recognized and ultimately recommended Mr. Hinrichs to the Board. The Board fully supported the appointment of Mr. Hinrichs, and maintains its utmost confidence in and strong backing of his leadership of the Company.
Board of Directors’ Role in Risk Oversight
Pursuant to its charter, the Audit Committee has primary responsibility for risk oversight—though the full Board of Directors and all committees play significant roles in carrying out the risk oversight function. Specifically, the Audit Committee oversees the Company’s risk management strategy, cybersecurity program and Enterprise Risk Management (“ERM”) program. Thus, in addition to regular risk presentations to the Audit Committee, management periodically reports to the Board and its other committees on current risks and the Company’s approach to avoiding and mitigating risk exposure, including through robust internal processes and effective internal controls.
The Company’s ERM program includes activities related to the identification, assessment, mitigation and monitoring of enterprise-level risks. CSX revised its ERM framework in 2021 to focus on the Company’s core enterprise risks and related mitigation activities and controls. The CSX risk universe is currently divided into the following broad risk categories: Operations; Finance; Technology; and Compliance. Each risk category includes “core” ERM risks, as reflected in the chart below.
The CSX ERM program is designed to ensure that senior management, the Audit Committee and the CSX Board understand how enterprise-level risks are prevented, monitored, measured, reported and managed, to promote risk-aware decision-making and to keep risks within tolerable bounds. A well-established risk management structure is leveraged to support the program. Each core risk is aligned with a “Risk Leader”, who has ongoing responsibility for monitoring and managing that risk. Each Risk Leader reports to a member of the Executive Risk Committee (comprised of the Executive Vice President of Operations, the Executive Vice President and Chief Financial Officer, the Executive Vice President and Chief Digital & Technology Officer and the Executive Vice President and Chief Legal Officer), with a separate annual ERM report-out to the CEO.

35	2023 Proxy Statement

Corporate Governance

ERM Framework and Oversight
Oversight of Cybersecurity Risk
The Audit Committee also has oversight responsibilities with respect to cybersecurity risk, mitigation strategies and overall resiliency of the Company’s technology infrastructure. Such risk is considered as part of the Company’s overall risk management and business continuity processes. In addition, the Audit Committee periodically reviews assessments of information security controls and procedures, any incidents that could have a material impact on the Company’s network, as well as potential cybersecurity risk disclosures. In 2019, Suzanne M. Vautrinot, a retired U.S. Air Force (USAF) Major General, joined the Board and the Audit Committee, adding cybersecurity-related skills and experience to the Board. She is a recognized expert in cybersecurity matters, as she previously served as Commander of the USAF’s Cyber Command where she oversaw a multi-billion cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide.
The senior leadership team briefs the Board of Directors at least once per year on information security matters.

Audit Committee and Board Review

Chief Executive Officer

Executive Risk Committee

Risk Leaders

Operations ■Safety ■Physical Infrastructure ■People & Material Availability	Finance ■Liquidity ■Financial Reporting	Technology ■Cyber, Reliability & Resiliency ■Operations Technology	Compliance ■Compliance with Laws ■Regulatory Environment

Board of Directors’ Role in Oversight of ESG

CSX’s dedication to industry-leading ESG performance is pursued across the entire Company. The Board, through its committees, oversees the Company’s ESG strategies and initiatives and receives and responds to regular updates on priority ESG goals. Specifically, the Governance and Sustainability Committee is responsible for assessing CSX’s progress on sustainability issues and overseeing our sustainability policies, strategies and programs. Also, the Compensation and Talent Management Committee ensures ongoing emphasis on human capital management, including diversity, equity and inclusion initiatives. On a day-to-day basis, ESG is collaboratively managed by a cross-functional team of CSX employees. These operational leaders are responsible for measuring and monitoring progress against key performance indicators and for reviewing and applying stakeholder feedback and insights.

Board of Directors
Executive Oversight
ESG Team
Business and Functional Leaders
Provides strategic oversight
Sets strategy, manages and coordinates day-to-day activities
Supports day-to-day activities

To strengthen the ESG expertise on our Board, CSX directors proactively engage in opportunities to stay informed on the changing industry, societal and regulatory landscapes, stakeholder expectations and ESG issues. For example, Messrs. Bostick and Halverson and Mses. Alvarado and Riefler have completed a three-month course, co-developed by the UC Berkeley School of Law and Ceres, to bolster knowledge of how ESG and effective management should be embedded in Board operations. Sustainability is designated as one of our Board’s key skills and experiences, and is considered in Board composition discussions accordingly. Additionally, the Board is periodically informed of evolving stakeholder expectations based on our regular stakeholder engagement efforts concerning ESG-related matters, as described in more detail below.

36

Corporate Governance
Stakeholder Engagement on Our ESG Approach
At CSX, we conduct regular materiality assessments to ensure our ESG approach addresses the issues that are most pertinent to our business and that matter most to our internal and external stakeholders, including customers, suppliers, investors, employees, union members, nonprofit organizations and others. Our last materiality assessment was conducted in 2020, with refreshes done in 2021 and 2022 to account for evolving societal and stakeholder priorities. The 2021 refresh revealed increased focus on inclusion and diversity, as well as accessible and transparent communications; the 2022 refresh indicated increased focus on climate change, supply chain management and labor rights. Issues are prioritized as to what we believe are most important to our stakeholder groups, in some cases after consultation, and we then work to ensure alignment between CSX and stakeholder-identified material topics. CSX will continue to update our materiality assessment to ensure that we remain ready to meet shifting stakeholder expectations while growing our business.
Shareholder Outreach and Engagement
We believe that maintaining strategies, policies and processes to conduct regular, insightful and proactive communications with our shareholders is a key component of effective corporate governance that allows the Company to better understand evolving trends and enable strategic decision-making to deliver shareholder value. As such, the Board of Directors and Governance and Sustainability Committee are keenly focused on overseeing the development and implementation of these strategies, policies and processes. We conduct and facilitate ongoing shareholder outreach throughout the year to ensure that the Board and management proactively understand and consider our shareholders’ views on important issues. Critically, we are focused on better discerning our shareholders’ concerns and increasing transparency around how we incorporate shareholder feedback in our strategies and programs, including our executive compensation program, as appropriate.
Given the heavy focus of our 2022 shareholder outreach and engagement efforts on our executive compensation program, comprehensive detail on these efforts, respective shareholder feedback and our response is provided in the “Say-on-Pay and Shareholder Engagement” subsection of the CD&A section beginning on page 51 of this Proxy Statement. Additional detail related to the Compensation and Talent Management Committee’s perspective on this topic is provided in the Letter from the Compensation and Talent Management Committee beginning on page 47 of this Proxy Statement. We strongly encourage you to review each section for a more fulsome perspective on our 2022 shareholder outreach and engagement.
In accordance with our current shareholder outreach and engagement program, senior leaders and subject matter experts from the Company meet routinely with representatives from many of our institutional shareholders and periodically with proxy advisory firms to discuss CSX’s business strategy, corporate governance practices, executive compensation and ESG matters that are in the best interest of our broad and diverse shareholder base. Members of the Board participate in these meetings from time to time, particularly when there is increased shareholder focus or concern around a specific governance or compensation-related issue. For example, in light of recent, significant concern around our executive compensation program, the Chairs of both our Compensation and Talent Management and Governance and Sustainability Committees led the substantial majority of our shareholder engagement meetings and each of our proxy advisory firm engagement meetings in 2022 and early 2023 to obtain and review investor feedback on those issues.
In addition to our consistent and structured shareholder outreach and engagement efforts, CSX also engages with shareholders and other interested parties through its participation at industry and investment community conferences, investor road shows and analyst meetings. In recent years, the Company has leveraged the continued use of virtual meetings to expand international outreach, connecting with investors in Europe, Asia and Australia. Overall, in 2022, CSX hosted meetings with 264 unique firms, representing over $29 trillion of assets under management.
By utilizing a multitude of formats to engage various shareholders at different moments in time, we believe that we are better equipped to understand evolving trends and enable strategic decision-making that delivers on shareholder needs and expectations. The below chart demonstrates our general annual shareholder engagement timeline, though it does not necessarily capture our above-mentioned participation at industry and investment community conferences, investor road shows and analyst meetings and other forms of varied outreach and engagement.

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Corporate Governance
Interested parties who wish to communicate with the Board, a particular director and/or management may forward appropriate correspondence, at any time, to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. Pursuant to procedures established by the non-management directors of the Board, the Office of the Corporate Secretary will forward appropriate correspondence to the Board or a particular director. Appropriate correspondence generally includes any legitimate, non-harassing inquiries or statements.
Our General Annual Shareholder Engagement Cycle

■Finish conducting shareholder engagement meetings initiated from our fall outreach efforts
■Review policy updates from our stakeholders, including proxy advisory firms, and solicit related input on our practices
■Assess all feedback from these contacts

■Strategize on how to continue incorporating shareholder feedback into our programs and policies
■Publish our proxy statement
■Review and address stakeholder input on our proxy statement, including from any proxy advisory firm reports
■Connect with our largest shareholders in advance of their votes at our annual meeting of shareholders

■Host our annual meeting of shareholders
■Evaluate how our shareholders voted on our proposals at our annual meeting, noting possible areas for change or improvement
■Consequently develop a tailored approach to our upcoming fall outreach efforts
■Design responsive changes in light of the votes and feedback

■Finalize, approve and initiate our approach to fall outreach efforts
■Begin conducting our shareholder engagement meetings, typically with our largest shareholders
■Note and discuss internally, at various levels of leadership and across departments, significant concerns

38

Corporate Governance
Director Compensation
Our Board of Directors periodically reviews and sets the compensation for the non-employee directors based on the recommendation of the Governance and Sustainability Committee. Director compensation includes both cash and stock-based components. In recommending the amount and form of director compensation, the Governance and Sustainability Committee considers, among other factors, peer benchmarking data and the level of compensation necessary to attract and retain qualified, independent directors.
Elements of Director Compensation
The following charts show our director cash and equity compensation for fiscal year 2022. Non-employee directors also are eligible to receive other compensation and benefits as discussed below. The CEO does not receive compensation for his services as a director.

Annual Retainer		Incremental Amount Above Annual Retainer
Base Retainer

$122,500 Annual Cash Retainer	$172,500 Annual Equity(1)	$250,000 Non-Executive Chair of the Board Equity Retainer(2)	$25,000 Audit Committee Chair Cash Retainer	$5,000 Audit Committee Member Cash Retainer

		$20,000 Compensation and Talent Management Committee Chair Cash Retainer	$20,000 Finance Committee Chair Cash Retainer	$20,000 Governance and Sustainability Committee Chair Cash Retainer
(1)Annual grant of CSX common stock in the amount of $172,500 granted on February 16, 2022, with the number of shares based on the average closing price of CSX common stock in the months of November 2021, December 2021 and January 2022.
(2)Annual grant of CSX common stock in the amount of $250,000 granted on February 16, 2022, with the number of shares based on the average closing price of CSX common stock in the months of November 2021, December 2021 and January 2022.
Each non-employee director was eligible to defer all or a portion of his or her director’s fees in 2022, including cash and equity compensation, under the CSX Directors’ Deferred Compensation Plan (the “Directors’ Plan”). Cash deferrals are credited to an unfunded account and invested in various investment choices or deferred as shares of CSX common stock. The investment choices parallel the investment options offered to employees under CSX’s 401(k) plan. Equity deferrals are automatically held as outstanding shares in a trust, with dividends credited in the form of additional shares.
Matching Gift Program and Other Benefits
Non-management directors may participate in the CSX Directors’ Matching Gift Program, which is considered an important part of CSX’s philanthropy and community involvement. CSX will match director contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 per non-employee director per year. During 2022, 14 philanthropic organizations collectively received $267,000 under our Directors’ Matching Gift Program.

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Corporate Governance
2022 Directors’ Compensation Table
The following table summarizes the compensation of each of the non-employee directors in 2022.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Donna M. Alvarado	127,500	168,922	5,000	301,422
Thomas P. Bostick	122,500	168,922	12,000	303,422
Steven T. Halverson	147,500	168,922	50,000	366,422
Paul C. Hilal	122,500	168,922	—	291,422
David M. Moffett	147,500	168,922	50,000	366,422
Linda H. Riefler	142,500	168,922	25,000	336,422
Suzanne M. Vautrinot	127,500	168,922	25,000	321,422
James L. Wainscott	122,500	168,922	50,000	341,422
J. Steven Whisler	147,500	168,922	50,000	366,422
John J. Zillmer	122,500	413,705	—	536,205
(1)Fees Earned or Paid in Cash – Includes a base cash retainer of $122,500 and any additional committee Chair or Audit Committee fees earned in 2022. Mr. Whisler elected to defer 100% of his cash retainers and fees in the form of CSX stock into the Directors’ Plan.
(2)Stock Awards – Amounts disclosed in this column are based on the February 16, 2022 grant date fair value of the annual stock grant to directors, and in the case of Mr. Zillmer, an additional grant for services as Non-Executive Chair of the Board, in each case calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The number of shares granted was based on an award of $172,500 or $250,000, as applicable, divided by the average closing price of CSX common stock in the months of November 2021, December 2021 and January 2022, which was $35.92. All such stock awards to directors vested immediately upon grant.
(3)All Other Compensation – The only perquisites to exceed $10,000 for any director were the Company match under the CSX Directors’ Matching Gift Program, which includes matches in the following amounts: $50,000 for each of Messrs. Halverson, Moffett, Wainscott and Whisler; $25,000 for each of Mses. Riefler and Vautrinot; and $12,000 for Mr. Bostick. The Company also made a $5,000 match under the Directors’ Matching Gift Program for Ms. Alvarado.
Stock Ownership Guidelines
Our Board of Directors has adopted stock ownership guidelines—contained in the CSX Corporate Governance Guidelines—to better align the interests of non-employee directors with the interests of shareholders. Specifically, within five years of election to the Board, a non-employee director is expected to acquire and hold an amount of CSX common stock equal in value to five times the amount of such non-employee director’s annual cash retainer. If the annual cash retainer increases, the non-employee directors will have five years from the time of the increase to acquire any additional shares needed to satisfy the guidelines. All non-employee directors who have served on the Board for five or more years since their election have held a sufficient number of shares to satisfy these guidelines.

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ITEM 2	Ratification of Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the Independent Registered Public Accounting Firm retained to audit the Company’s financial statements. Pursuant to this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the Independent Registered Public Accounting Firm’s qualifications, performance and independence. When considering the Independent Registered Public Accounting Firm’s independence, the Audit Committee specifically considers non-audit fees and services. Additionally, the Audit Committee periodically considers whether there should be a rotation of the Independent Registered Public Accounting Firm. Furthermore, in conjunction with the mandated rotation of the Independent Registered Public Accounting Firm’s lead engagement partner, the Audit Committee and its Chair were directly involved in the selection of the Independent Registered Public Accounting Firm’s lead engagement partner.
At the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP (“EY”) as the Company’s Independent Registered Public Accounting Firm to audit and report on CSX’s financial statements for the fiscal year ending December 31, 2023. EY or its predecessors have continuously served as the Company’s Independent Registered Public Accounting Firm since 1981. The Audit Committee and the Board of Directors believe that the continued retention of EY as the Company’s Independent Registered Public Accounting Firm is in the best interest of the Company and its shareholders.
Action by shareholders is not required by law in the appointment of the Independent Registered Public Accounting Firm. If shareholders do not ratify this appointment, however, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different Independent Registered Public Accounting Firm at any time during the fiscal year if it is determined that such a change would be in the best interest of CSX and its shareholders.
EY has no direct or indirect financial interest in CSX or in any of its subsidiaries, nor has it had any connection with CSX or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of EY will participate in the Company’s Annual Meeting and will be afforded an opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

The Board unanimously recommends that the shareholders vote FOR this proposal.

41	2023 Proxy Statement

Audit Matters
Fees Paid to Independent Registered Public Accounting Firm
EY served as the Independent Registered Public Accounting Firm for the Company in 2022. The Audit Committee was responsible for the audit fee negotiations associated with the retention of EY. Fees paid to EY were as follows:

	2021	2022
Audit Fees: Includes fees associated with the integrated audit, testing internal controls over financial reporting (SOX 404), the reviews of the Company’s quarterly reports on Form 10-Q, statutory audits and other attestation services related to regulatory filings.	$2,759,000	$3,627,000
Audit-Related Fees: Includes audits of employee benefit plans and subsidiary audits.	$225,000	$230,000
Tax Fees: Includes fees for tax compliance and tax advice and planning.	$—	$—
All Other Fees: Includes fees for non-audit projects and access to an online accounting research tool. The Audit Committee has concluded that the services covered under the caption “All Other Fees” are compatible with maintaining EY’s independent status.	$30,000	$34,000
Pre-Approval Policies and Procedures
The Audit Committee is responsible for the approval of all services performed by EY. The Chair of the Audit Committee has the authority to approve all engagements that will cost less than $250,000 and, in such cases, will report any pre-approvals to the full Audit Committee for ratification at its next scheduled meeting. All engagements expected to cost $250,000 or more require pre-approval of the full Audit Committee. In addition, it is Company policy that tax and other non-audit services should not equal or exceed base audit fees plus fees for audit-related services. In 2021 and 2022, all services performed by EY were pre-approved.

42

The primary duties and responsibilities of the Audit Committee include:
■overseeing the Company’s accounting and financial reporting processes on behalf of the Board of Directors; and
■assisting the Board with oversight of:
(i)    the integrity of the Company’s financial statements and accounting methods;
(ii)    the Company’s internal controls over financial reporting;
(iii)    the Company’s enterprise risk management process;
(iv)    the Company’s compliance with legal and regulatory requirements;
(v)    the independent auditors’ qualifications, independence and performance; and
(vi)    the performance of the Company’s internal audit function.
Management has the primary responsibility for the financial statements, establishing and maintaining effective internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements, which included discussions on the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
During 2022, the Audit Committee was comprised solely of independent directors as defined by applicable NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The members of the Audit Committee in 2022, together with appointment dates and meeting attendance, are set forth below:

Members	Committee Member Since	Attendance at Full Committee Meetings During 2022
David M. Moffett, Chair	May 2015	9/9
Donna M. Alvarado	August 2006	9/9
Steven T. Halverson	May 2009	9/9
Suzanne M. Vautrinot	December 2019	9/9
J. Steven Whisler	May 2011	9/9
The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, the Company, the Company’s internal audit function and the Company’s Independent Registered Public Accounting Firm. The Audit Committee discussed with the Company’s internal auditors and Independent Registered Public Accounting Firm the overall scope of and plans for their respective audits. The Audit Committee meets with the internal auditors and the Independent Registered Public Accounting Firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls over financial reporting and the overall quality of the Company’s financial reporting.
Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s Independent Registered Public Accounting Firm, and determines whether to re-engage the current Independent Registered Public Accounting Firm. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the Independent Registered Public Accounting Firm, the capabilities of the Independent Registered Public Accounting Firm, technical expertise and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has retained EY as the Company’s Independent Registered Public Accounting Firm for 2023. Although the Audit Committee has the authority to appoint the Independent Registered Public Accounting Firm, the Audit Committee intends to continue to recommend that the Board ask shareholders to ratify the appointment of the Independent Registered Public Accounting Firm at the Annual Meeting.
EY, the Company’s Independent Registered Public Accounting Firm for 2022, is responsible for expressing an opinion that: (i) the Company’s consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with generally accepted accounting principles in the United States; and (ii) the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2022.

43	2023 Proxy Statement

Report of the Audit Committee
In this context, the Audit Committee has:
(i)reviewed and discussed with management the audited financial statements for the year ended December 31, 2022;
(ii)discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
(iii)discussed with EY Critical Audit Matters that arose during the year;
(iv)received from EY the written disclosures and the letter regarding auditors’ independence required by the applicable provisions of the PCAOB and discussed EY’s independence with them; and
(v)reviewed and discussed with management and EY the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and EY’s audit of the Company’s internal control over financial reporting.
Based on its review and the discussions described above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the 2022 Annual Report on Form 10-K for filing with the SEC.
Members of the Audit Committee:
David M. Moffett, Chair
Donna M. Alvarado
Steven T. Halverson
Suzanne M. Vautrinot
J. Steven Whisler
Jacksonville, Florida
February 14, 2023

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ITEM 3	Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, CSX is providing shareholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (the “NEOs”), which is disclosed pursuant to Item 402 of Regulation S-K and described in the CD&A section, the accompanying compensation tables and the related narrative disclosures in this Proxy Statement. Accordingly, the following resolution will be submitted for a shareholder vote at the Annual Meeting:
“RESOLVED, that the shareholders of CSX Corporation (the “Company”) approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in the Proxy Statement.”
The Company currently holds an advisory vote on the compensation of the Company’s NEOs on an annual basis (in accordance with the results of the advisory shareholder vote held at the Company’s 2017 Annual Meeting to determine the frequency of an advisory vote on NEO compensation) and, following the Annual Meeting, expects to conduct the next advisory vote at its 2024 Annual Meeting subject to review of the results of voting on Item 4 at this Annual Meeting.
As described in the CD&A section of this Proxy Statement, the Company’s executive compensation program, including specific modifications we implemented in direct response to shareholder feedback we received following the results of our 2022 “Say-on-Pay” vote, is designed to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value. The compensation program is structured to provide a competitive level of compensation necessary to attract, engage and reward talented and experienced executives and to motivate them to achieve short and long-term strategic goals. In order to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value, a significant portion of the compensation paid to our NEOs is allocated to performance-based, long-term equity incentive awards. The Company makes compensation payout decisions based on an assessment of the Company’s performance, as well as the performance of each NEO against goals that promote CSX’s success by focusing on shareholders, customers, employees and the communities in which we operate.
Shareholders are urged to read the CD&A section, the accompanying compensation tables and the related narrative disclosure in this Proxy Statement, which more thoroughly discuss the Company’s compensation policies and procedures. The Compensation and Talent Management Committee and the Board of Directors believe that these policies and procedures are effective in implementing the Company’s overall pay-for-performance compensation philosophy.
While this advisory vote is required by law, it will neither be binding on the Company, the Compensation and Talent Management Committee or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duties on, the Company or the Board. The Board and the Compensation and Talent Management Committee will consider the outcome of the vote when developing the future executive compensation program. The Company currently intends to hold the next advisory (non-binding) vote to approve NEO compensation at its 2024 Annual Meeting subject to review of the results of voting on Item 4 at this Annual Meeting.

The Board unanimously recommends that the shareholders vote FOR this proposal.

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Executive Compensation

ITEM 4	Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

In accordance with Section 951 of the Dodd-Frank Act, CSX is providing shareholders with the opportunity to cast an advisory vote on whether a non-binding shareholder resolution to approve the compensation of the Company’s NEOs should occur every one, two or three years. The Board of Directors recommends that shareholders vote to hold an advisory vote on executive compensation every year, or an annual vote.
After careful consideration, the Board believes that holding a vote every year is the most appropriate option because: (i) it enables our shareholders to provide the Company with input regarding the compensation of the NEOs on a timely basis; and (ii) it is consistent with the Company’s practice of regularly engaging with our shareholders, and obtaining and incorporating their input on corporate governance matters and executive compensation philosophy, policies and practices.
The advisory vote regarding the frequency of the shareholder vote as described in this Item 4 requires the favorable vote of the majority of the votes cast at the Annual Meeting. Abstentions will not be counted as votes cast. If no voting specification is made on a properly returned or voted proxy card, proxies named on the proxy card will vote for EVERY YEAR for the frequency of the shareholder vote on executive compensation described in this Item 4. While this advisory vote is required by law, it will neither be binding on the Company nor the Board. The Board will consider the outcome of the vote in making a determination concerning the frequency of future advisory (non-binding) votes on executive compensation.

The Board unanimously recommends that an advisory vote on the compensation of the Company’s named executive officers be included in the Company’s proxy statement EVERY YEAR.

46

Each year, the Compensation and Talent Management Committee (the “Committee”) welcomes the opportunity to provide shareholders with critical insights into the Committee’s thought processes and deliberations with respect to its oversight of executive compensation and talent management. As a Committee, we take seriously our responsibility to help shape corporate culture and appropriately incent employee behaviors that drive Company performance and create long-term value for shareholders.
In 2022, the Committee was keenly focused on fully understanding and comprehensively addressing shareholder feedback in connection with our executive compensation program, aligning executive compensation with sustainability, safety and overall cultural initiatives and our CEO transition. After several years of an ongoing business transformation, including a couple of major acquisitions, the Company is now concentrated on excelling as an industry-leading ESG performer to further drive profitable growth and deliver significant value for our customers and shareholders. By conducting business in a sustainable and safe manner, as a unified workforce that is eager to drive change and be responsible corporate stewards, we believe that we do right by our customers, shareholders, employees and communities.
Shareholder Engagement and Responsiveness to 2022 Say-on-Pay Vote
Following concerns around our 2022 “Say-on-Pay” proposal and the 60% approval results of such vote, the Committee—together with the Governance and Sustainability Committee—led extensive shareholder outreach and engagement efforts, and subsequently a holistic and thorough evaluation of our entire executive compensation program. Comprehensive detail on these efforts, respective shareholder feedback and our response is provided in the “Say on Pay and Shareholder Engagement” subsection of the CD&A section below beginning on page 51 of this Proxy Statement.
Such outreach and engagement consisted both of initial feedback in the spring on our executive compensation program and subsequent feedback in the fall based on the 2022 say-on-pay vote on our implemented and prospective responsive actions accordingly. This feedback provided the Committee with direct and fulsome visibility into our shareholders’ views on our executive compensation program. The Committee utilized, and will continue to utilize, this feedback in the design and implementation of our executive compensation policies and practices.
Coming out of the engagement efforts, the Committee noted that concerns around the following issues emerged:
■the use of Committee discretion in our short-term incentive plan without sufficiently robust disclosures on the Committee’s reasoning for applying upward individual performance adjustment(s);
■the overall quantum of our CEO pay;
■the proportion of our executive pay that is performance based; and
■the level of our CEO perquisites.
The Committee evaluated each of these concerns and oversaw the design of specific actions to be taken in response to each concern, as described in the CD&A section below. We are pleased with the positive reception from our shareholders—gleaned from our broad and deep fall shareholder outreach and engagement efforts—to our initial responsive actions, and we have built upon these actions based on the feedback. We are committed to continuing to solicit and meaningfully address shareholder feedback in our executive compensation program. We believe that our changes to our executive compensation program and our more fulsome disclosure in the CD&A section demonstrate the value that we place on our shareholders’ feedback.
Accordingly, we look forward to this year’s Annual Meeting and continued engagement with shareholders. You may provide feedback to the Committee at any time by sending correspondence to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202.
Focus on Sustainability, Safety and Culture
As the most fuel-efficient mode of freight transportation on land, rail will continue to enable significant emission reductions and help drive economic prosperity. Given that we are uniquely positioned to contribute to a more sustainable society, CSX actively works to be innovative in our approach to sustainability. Additionally, our strategy to develop and implement innovative tools and technologies has enabled us to drive meaningful improvements on safety, customer experience, environmental efficiencies and employee engagement. As we move into the future, our focus is on creating long-term value for our people and our planet for decades to come. The Committee is dedicated to ensuring that our compensation strategy aligns with this focus.
In recent years, the Committee has designed and continued to monitor the annual incentive program, which applies to all management employees, to support and ensure alignment with the Company’s business strategies. In addition to important

47	2023 Proxy Statement

Letter from the Compensation and Talent Management Committee financial metrics such as operating income, operating ratio and initiative-based revenue growth, we included ESG goals related to safety and fuel efficiency in the program.
The Committee continues to focus on initiatives to drive a cultural transformation at CSX that promotes inclusion and inspires employee engagement and excellence. The Company adopted the term “ONE CSX” to describe a culture that emphasizes cooperative innovation and the value of each individual’s contributions to achieving shared objectives. Expanded learning and development opportunities, growth of employee-led business resource groups and implementation of a social justice action plan have all strengthened the Company’s commitment to valuing and developing employees. We have also introduced new elective benefits that offer comprehensive, holistic well-being. While the Company has made great strides to date, the Committee remains focused on supporting initiatives to build an even more diverse, engaged and motivated workforce that will continue to deliver sustainable returns for shareholders.
CEO Transition
To successfully recruit a new CEO with the proven skills and experiences that would be most relevant and beneficial to the Company, the Committee provided Mr. Hinrichs with a competitive compensation package. As detailed in the “Board of Directors’ Role in Succession Planning” subsection of the “Corporate Governance” section above, Mr. Hinrichs was identified as our top candidate for this position given his tested leadership experience in a large public company operating in a complex, industrial industry and his ability to guide our growth strategy and sustainability initiatives and lead a cultural transformation—including among our largely unionized workforce and prioritizing safety, diversity, equity and inclusion. However, the Committee also built Mr. Hinrichs’ compensation package with our shareholders’ feedback in mind, particularly considering the concern that was expressed in 2022 around the overall quantum of pay for our CEO. Thus, the Committee transitioned to our new President and CEO with a compensation package that the Committee believes strikes the appropriate balance of fairly compensating Mr. Hinrichs relative to peers and other S&P 500 CEOs, while aligning with shareholder interests and expectations.
Moreover, reflecting our desire to align executive compensation with Company principles and the creation of long-term value for our shareholders, the Committee designed Mr. Hinrichs’ compensation arrangement to include:
■no buyout of the former employer’s outstanding incentive awards or retirement arrangements;
■participation in the CSX Management Incentive Compensation Plan (annual cash bonus) for the remainder of 2022 on a prorated basis from his start date through December 31st;
■a grant of performance units with a target grant value equal to $3.5 million in connection with the performance period 2022 through 2024, with the same performance goals as the Executive Vice Presidents to ensure alignment; and
■a new-hire inducement grant of restricted stock units valued at $3.5 million that will cliff vest on the third anniversary of grant to him.
The Compensation and Talent Management Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with management. Based on its review and these discussions, the Compensation and Talent Management Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference in the 2022 Annual Report on Form 10-K for filing with the SEC.

Steven T. Halverson, Chair March 24, 2023	Donna M. Alvarado	Linda H. Riefler	James L. Wainscott	John J. Zillmer

48

Key Business Highlights for 2022
In 2022, CSX continued to help solve the nation’s supply chain challenges and deliver on the Company’s commitments to its customers. Through improved network planning, operational execution and the hiring of train and engine service employees, the Company responded effectively to the network fluidity challenges faced early in the year and drove significant service improvements that gained momentum into year-end. CSX shipped 6.2 million units of freight in 2022, driving operating income of $6.02 billion, an 8% increase over the prior year, and earnings of $1.95 per share, a 16% increase from 2021.

$6.02B Operating Income	59.5% Operating Ratio	$1.95 Fully-Diluted EPS	$5.58B Capital Returned to Shareholders
With strong earnings, CSX generated $3.7 billion of free cash flow that was used for continued investment in the Company’s rail infrastructure along with strategic growth projects and capital returns to our shareholders. The Company’s capital expenditures of approximately $2.1 billion in 2022 increased by $300 million compared to 2021 and reflected its continued commitment to maintaining a safe and reliable rail network while investing in attractive, value-added initiatives to position the railroad for future growth.
The Company’s commitment to safety not only ensures a reliable network to serve customers, but also provides a safe workplace for employees and the communities in which CSX operates. Through an intense focus on training, CSX successfully onboarded over 2,000 train and engine service employees in 2022 and completed its second consecutive year without a work-related employee fatality. Providing a safe workplace in which employees embrace safety individually and as a team is essential to the Company’s success and will continue to be a priority in 2023 to further reduce injuries and accidents. CSX has led the industry with the lowest average FRA-reportable injury rate since 2019.

Operating Income
Dollars in Millions

$6,023
$6,000
$5,590
$4,869
$4,965
$4,500
$3,818
$4,362
$3,000
$1,500
$0
2017
2018
2019
2020
2021
2022

Fully-Diluted Earnings Per Share

$3
$2.5
$2
$1.5
$1
$0.5
$0
$0.77
$1.28
$1.39
$1.20
$1.68
$1.95
2017
2018
2019
2020
2021
2022

Note: Results prior to 2018 are restated for pension accounting change. 2017 reflects non-GAAP reported results, which excluded the impact of tax reform and restructuring charges. All prior period EPS data has been retroactively adjusted to reflect the impact of the three-for-one split of the Company’s common stock in the form of a stock dividend effective June 28, 2021.

49	2023 Proxy Statement

Compensation Discussion and Analysis
Sustainable Growth
In 2022, CSX made meaningful progress on its growth strategy. With strong support from customers and other key stakeholders, on April 14, 2022, CSX received regulatory approval for the acquisition of Pan Am Systems, Inc. (“Pan Am”). With such approval, CSX quickly moved to integrate this rail network that expanded the Company’s reach in Connecticut, New York and Massachusetts while adding Vermont, New Hampshire and Maine to the Company’s existing network. CSX completed its acquisition of Pan Am on June 1, 2022.
Additionally, CSX’s acquisition of Quality Carriers, Inc. (“Quality Carriers”) in 2021 continues to drive growth and provide a more comprehensive transportation service for the Company’s bulk liquid customers. Quality Carriers is the largest provider of bulk liquid chemicals truck transportation in North America. Through a network of over 100 company-owned and affiliate terminals and facilities in key locations throughout the United States, Canada and Mexico, Quality Carriers provides transportation services to many of the leading chemical producers and shippers in North America. The integration of Quality Carriers has enabled CSX to extend the reach of its network, including through expanded first and last-mile services for its customers, and gain access to new products, markets and regions through a unique and competitive multimodal solution that leverages the reach of truck transportation with the sustainable advantage of rail-based services.
At CSX, we recognize that rail plays an integral role in keeping our customers’ businesses and the broader supply chain economy moving across North America. As the most fuel-efficient mode of land-based freight transportation (on average, freight railroads are three to four times more fuel efficient than trucks and produce 75% fewer GHG emissions), railroads like CSX also have a tremendous responsibility to lead by example in how we address climate change—both in terms of our own operations and our broader engagement. CSX’s customers are leveraging rail service now more than ever as an opportunity to reduce their own carbon footprint while optimizing their supply chains, in support of the transition to a lower-carbon economy.
As we pursue truck-to-rail conversions across the markets that we serve, we are actively promoting rail’s sustainable advantages to our customers. Giving visibility through data, including our enhanced Carbon Calculator, CSX is able to provide our customers with real, measurable climate footprint savings across the entire supply chain. In 2022, CSX averaged moving a ton of freight greater than 500 miles on a single gallon of fuel, and CSX customers avoided emitting 12.5 million tons of carbon dioxide by choosing to ship with CSX versus truck.

In 2022, CSX helped our customers avoid carbon dioxide emissions equivalent to:
Carbon Sequestered in
1.6M Homes’ Electricity Use for One Year	2.7M Passenger Vehicles Driven for One Year	206M Tree Seedlings Grown for 10 Years	17.7M Acres of U.S. Forests in One Year

Moving forward, CSX will not only continue to maximize existing tools and technologies—by piloting and advancing new technologies that should provide fuel savings like Trip Optimizer’s Zero-to-Zero function—but will also continue to explore and lead the charge with emerging technologies and alternative fuel sources that can be utilized in the future and keep CSX at the forefront of delivering best-in-class efficiencies.

50

Compensation Discussion and Analysis
Say on Pay and Shareholder Engagement
At our 2022 Annual Meeting, our advisory resolution to approve the compensation of the Company’s NEOs received 60% support, well below our expectations. Concerns around this resolution even before the 2022 Annual Meeting were raised by certain interested parties, which led to the Committee and management quickly initiating robust engagement calls with several of our largest shareholders to better understand the referendum on our executive compensation program and the specific related concerns of our investors. As such, in the spring we contacted nine shareholders, representing approximately 34.9% of shares outstanding, and met with governance teams of seven shareholders, representing approximately 33.5% of shares outstanding—based on share ownership as of March 31, 2022. These calls were led by the Chairs of both the Committee and the Governance and Sustainability Committee, along with our Chief Legal Officer, Chief Administrative Officer and/or Head of Investor Relations and employees from the departments of these executives.
Coming out of the spring engagement efforts before the 2022 Annual Meeting, we noted that concerns around the following issues emerged:
■the use of Committee discretion in our short-term incentive plan without sufficiently robust disclosures on the Committee’s reasoning for applying upward individual performance adjustment(s);
■the overall quantum of our CEO pay;
■the proportion of our executive pay that is performance based; and
■the level of our CEO perquisites.
The Committee thoughtfully considered those concerns, and, in conjunction with our independent executive compensation consultant, undertook a comprehensive review of our executive compensation program and began designing, implementing and considering responsive changes. Our actions included:
■transitioning to a new President and CEO with a compensation package that is intended to strike the appropriate balance of fairly compensating him relative to peers and other S&P 500 CEOs, while aligning with shareholder interests and expectations;
■capping the new President and CEO’s personal use of corporate aircraft to $175,000 annually;
■committing to more fulsome and specific disclosure of our executive compensation program and resulting payouts;
■re-evaluating the circumstances under which individual performance adjustment(s) might be appropriate, and, when made, committing to providing adequate disclosure of the specific rationale; and
■reviewing the equity mix and metrics used in our long-term incentive plan.
To then more substantially engage with our shareholders following the results of our 2022 Annual Meeting, we intentionally structured, and subsequently enacted, a robust fall outreach and engagement approach, heavily focused on our shareholders who voted against our 2022 say-on-pay proposal in order to be responsive to shareholder concerns. We contacted our top 50 shareholders, comprising 41 unique firms, representing approximately 56.6% of shares outstanding, and received a declination (generally due to no questions or concerns) from or met with governance teams of 12 shareholders, representing approximately 32.1% of shares outstanding—based on share ownership as of September 30, 2022. Our goal with such approach was to obtain their feedback on the say-on-pay vote and effectively communicate to our shareholders our initial compensation-related structure for our new President and CEO and proposed changes to our executive compensation program. The majority of the meetings initiated from our fall outreach efforts were likewise led by the Chairs of both the Committee and the Governance and Sustainability Committee, supported by our Chief Legal Officer, Chief Administrative Officer and/or Head of Investor Relations and employees from the departments of these executives. The Committee was able to gather shareholder feedback and perspectives on these initial efforts and proactive input on further actions to be taken.
Specific shareholder feedback and corresponding actions taken by the Committee are comprehensively reflected in the tables below. Overall, our shareholders have generally indicated support for the changes and caps in connection with our new President and CEO’s compensation and our commitment to provide more fulsome disclosure of rationale for our compensation decisions. They have expressed a desire to see an increase in the representation of performance shares in our incentive equity mix, with one shareholder expressing a preference for the use of longer vesting periods for our equity awards. We are making changes to our 2023 executive compensation program accordingly, as described below.
For more information, the “Shareholder Outreach and Engagement” subsection of the “Corporate Governance” section beginning on page 37 of this Proxy Statement details our policies and practices regarding shareholder engagement generally.

51	2023 Proxy Statement

Compensation Discussion and Analysis

Our 2022 Say-on-Pay Shareholder Outreach Summary

Engagement Overview
Through our spring outreach efforts before the 2022 Annual Meeting, we contacted nine shareholders, representing approximately 34.9% of shares outstanding.* We held calls with governance teams of seven shareholders, representing approximately 33.5% of shares outstanding,* primarily to understand any concerns around our 2022 proposals and disclosures.
Through our fall outreach efforts after the say-on-pay vote, we contacted our top 50 shareholders, comprising 41 unique firms, representing approximately 56.6% of shares outstanding.* We received a declination (generally due to no questions or concerns) from or met with governance teams of 12 shareholders, representing approximately 32.1% of shares outstanding.*

CSX Participants
■Members of our Board of Directors—notably the Chairs of the Committee and the Governance and Sustainability Committee
■Our Chief Legal Officer, Chief Administration Officer and/or Head of Investor Relations
■Employees from different CSX departments, such as investor relations, legal and executive compensation

Key Engagement Topics
■Executive compensation, including anticipated changes to our program in response to shareholder feedback
■ESG initiatives and achievements and Company culture
■Corporate governance practices, including Board composition, diversity and leadership changes

Feedback from our Shareholders
Executive Compensation
Through our spring outreach efforts, we were able to identify concerns regarding certain elements of our executive compensation program. Each of these particular concerns and our initial responsive actions are listed in the table below and described throughout this CD&A section.
The shareholder engagement meetings initiated from our fall outreach efforts have been significantly focused on reactions to these changes to our executive compensation program in response to the preceding shareholder feedback, again, as discussed in greater detail throughout this CD&A section. Our shareholders have indicated broad support for the overall changes and caps in connection with our new CEO’s compensation and our commitment to provide more fulsome disclosure of rationale for our compensation decisions. They have expressed a desire to see an increase in the representation of performance shares in our incentive equity mix, with one shareholder expressing a preference for the use of longer vesting periods for our equity awards. We have implemented additional actions responsive actions, which are also listed in the table below and described throughout this CD&A section.
ESG
Our shareholders have also generally indicated support of our ESG initiatives and achievements, and a desire to see more related press on our sustainability efforts.
Corporate Governance
Moreover, our shareholders have generally indicated consideration of our Board composition and director commitments, and a desire for more diversity.

* Based on ownership figures as of March 31, 2022 for spring outreach and September 30, 2022 for fall outreach.

Shareholder Feedback	Action Taken by the Committee
CEO Pay Magnitude	•Transitioned to a new President and CEO at a target compensation level 22% lower than the previous incumbent
Excessive CEO Perquisites	•Capped the new President and CEO’s personal use of corporate aircraft to $175,000 annually
Use of Discretion in MICP Program
•Committed to more fulsome and specific disclosure of our Management Incentive Compensation Plan (the “MICP”) program and resulting payouts
•Re-evaluated the circumstances under which individual performance adjustment(s) might be appropriate, and determined that such circumstances should be exceptional

Performance Orientation of LTIP
•Reviewed the equity mix and metrics used in the Long-Term Incentive Plan (the “LTIP”) that best support CSX’s business strategy over the next several years
•Increased the weighting of performance units from 50% to 60% for the 2023-2025 LTIP cycle

52

Compensation Discussion and Analysis
Compensation Program Objectives and Design
Objectives of CSX’s Executive Compensation Program
The primary objectives of the Company’s executive compensation program are to:
■attract, engage and reward executives for extraordinary results that create shareholder value;
■reinforce a pay-for-performance culture with a significant portion of each NEO’s total compensation at-risk; and
■implement short and long-term incentive compensation plans with stretch targets that drive strong financial results in achieving sustainable growth and take into account ESG expectations of shareholders.
Alignment with Leading Governance Practices
The Committee has established an executive compensation program that incorporates leading governance practices. Highlighted below are our executive compensation practices that drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:
■Significant percentage of executive compensation that
is performance based
■Performance measures that are highly correlated to shareholder value creation
■Engagement of an independent compensation consultant
to review our executive compensation program and provide an annual risk assessment
■Significant share ownership requirements for Vice
President-level executives and above and
non-employee directors
■Double trigger in change-of-control agreements for
severance payouts (i.e., change of control plus termination)
■Clawback policy applicable to all incentive
compensation plans
■Inclusion of multiple financial measures in short and long-term incentive compensation plans
■Use of payout caps on short and long-term incentives

CSX Executive Compensation Practices Do NOT Include / Allow:
■Re-pricing of underwater options without shareholder approval
■Excise tax gross-ups
■Recycling of shares withheld for taxes
■Hedging or pledging of CSX
common stock
■Vesting of equity awards with less than a one-year period

Factors Considered in Determining Executive Compensation
The Committee annually evaluates competitive market data for the NEOs, including base salary and short and long-term incentives, with that of similar positions at general industry companies and peer railroads that are part of an established comparator group for executive compensation purposes (the “Comparator Group”). The Committee considers the following factors, among others, in evaluating target compensation levels:
■effectiveness in developing and implementing the Company’s business strategy to support financial and operating performance;
■contribution to the Company’s financial results;
■individual performance, criticality of the role and the NEO’s experience;
■contribution to creating an employee culture that aligns with transformational business goals and reinforces the Company’s guiding principles; and
■nature, scope and level of the executive’s responsibilities internally relative to other executives and externally based on the Comparator Group.
In keeping with past practices, and in consultation with its independent compensation consultant, the Committee developed the Comparator Group for 2022, which was comprised of 20 primarily U.S.-based companies and North American railroads, to help shape executive compensation decisions at CSX. The Committee annually assesses and approves the Comparator Group to ensure that it reflects market characteristics comparable to those of the Company, including revenue, assets, net income, market capitalization, number of employees, industry type and business complexity. In addition, the Committee reviews the degree of overlap with peer companies identified by the proxy advisory firms ISS and Glass Lewis. As a result of its review, the Committee approved the following Comparator Group for 2022 compensation purposes, organized by market capitalization and revenue.

53	2023 Proxy Statement

Compensation Discussion and Analysis
2022 COMPARATOR GROUP

Market Capitalization as of December 31, 2022 (in millions)*	Revenue as of Fiscal Year-End 2022 (in millions)

* While Kansas City Southern (“KCS”) is part of the 2022 Comparator Group, it was no longer publicly traded as of December 2021. Thus, there was no market capitalization data for KCS as of December 31, 2022 to report.
Role of the Independent Compensation Consultant
Pursuant to its charter, the Committee has sole authority to select, retain and terminate any consultant used to assist the Committee in fulfilling its duties. Prior to June 2022, the Committee had engaged Meridian Compensation Partners, LLC (“Meridian”) to advise on executive and director compensation matters. In connection with the Committee’s holistic evaluation of the Company’s executive compensation program following the results of the 2022 “Say-on-Pay” vote, in August 2022, the Committee engaged Pay Governance, LLC (the “Consultant”) to advise on executive and director compensation matters going forward. The Consultant provides objective analysis and assists in the evaluation and development of the Company’s executive compensation program. The Consultant reports directly to the Committee Chair, and attends all meetings where the Committee evaluates the overall effectiveness of the executive compensation program and analyzes or approves executive compensation. The Consultant is paid on an hourly fee basis, with such hourly rates approved by the Committee annually.

The Consultant’s Role and Responsibilities
■Analyze competitive practices, financial information, total shareholder return and other performance data in relation to the Company’s executive compensation philosophy and program
■Review compensation governance practices, including by performing an annual risk assessment related to the Company’s executive compensation program
■Review performance targets and assess performance against targets for the Company’s short and long-term incentive plans to ensure they drive appropriate behavior
■Benchmark executive and director compensation
■Assess short and long-term incentive plan design in the context of the Company’s business goals, shareholder value creation, employee engagement and market and governance practices
■Provide regular updates to the Committee with respect to current trends and developments in legislative and regulatory activity, executive compensation program design and governance
■Assist in the development of the executive compensation comparator group each year
■Consult with the Committee Chair to plan and prioritize Committee agenda items

54

Compensation Discussion and Analysis
The Committee reviews the performance and independence of the Consultant on an annual basis, at which time it decides whether to renew the Consultant’s annual engagement. Each year, the Committee considers all appropriate information relating to the independence of the Consultant and its professionals involved in the work performed for, and advice provided to, the Committee. In 2022, the Committee determined that: (i) the relationships and work of the Consultant and Meridian and their professionals did not present any conflict of interest; and (ii) the Consultant and Meridian and their professionals were independent for the purpose of providing advice to the Committee with respect to matters relating to the compensation of the executives and non-employee directors of the Company.
In 2022, the Consultant played a key role in helping the Committee review, assess and address shareholder feedback in connection with our executive compensation program.
Compensation Risk Evaluation and Mitigation
The Committee believes an appropriately structured executive compensation program should take into consideration enterprise risks and discourage behavior that leads to inappropriate increases in the Company’s overall risk profile. Accordingly, the Committee and its Consultant regularly review the Company’s enterprise risks and executive compensation program to consider whether the plans motivate appropriate behaviors and mitigate unnecessary or excessive risk-taking.
Each year, the Committee reviews a risk assessment prepared by management and the Consultant that focuses on the structure, key features and risk-mitigating factors included in the Company’s executive compensation program. This risk assessment:
■describes the process for establishing the Company’s executive compensation program;
■reviews potential risks and mitigating factors related to the Company’s executive compensation program;
■analyzes the relationship between the executive compensation program and the Company’s risks identified through the Company’s enterprise risk management process; and
■when appropriate, provides recommendations for potential enhancements to further mitigate executive compensation risks.
The risk assessment, which includes a summary of all executive compensation elements and total rewards, helps the Committee evaluate: (i) the nature of the risks inherent in the Company’s executive compensation program; and (ii) whether the Company has designed and implemented appropriate risk management processes that foster a culture of risk-awareness.
In 2022, this assessment led to a conclusion by management, which was affirmed by the Consultant, that the Company’s executive compensation program was appropriately designed to mitigate compensation risk. As a result, the Committee believes that any risks arising from its executive compensation policies and practices are not likely to have a material adverse effect on the Company.

Executive Compensation Program Features that Serve to Mitigate Risk
■Compensation is appropriately balanced between: (i) fixed and variable compensation; and (ii) short and long-term incentives
■Significant weighting towards long-term incentive compensation discourages short-term risk-taking
■Long-term incentive compensation plans utilize performance units, non-qualified stock options and restricted stock units with overlapping vesting periods for outstanding plan cycles
■Performance measures for short and long-term incentive awards reinforce the Company’s business goals
■Clawback provisions in short and long-term incentive plans require repayment of awards in certain circumstances
■Financial performance measures have a strong correlation to long-term shareholder value creation
■Multiple financial performance measures in the short and long-term incentive plans provide a balanced approach and limit specific focus and behaviors to enhance results related to a single metric
■Short and long-term incentive awards include maximum payout caps for NEOs
■Internal controls over the measurement and calculation of performance measures protect data integrity
■Share ownership guidelines reinforce alignment of executive and shareholder interests

55	2023 Proxy Statement

Compensation Discussion and Analysis
Elements of the Company’s 2022 Executive Compensation Program
The Committee makes its decisions concerning the specific compensation elements and total compensation paid or awarded to the Company’s NEOs within the executive compensation framework. The objective is to provide total rewards opportunities that are competitive with those offered by companies in the Comparator Group and that appropriately incentivize individual performance and drive shareholder value creation.
The actual amount of incentive compensation paid is dependent upon both the achievement of Company performance goals and individual performance. The Committee reviews the goals, performance and accomplishments of each NEO annually to ensure incentive payouts are consistent with the Company’s overall performance and business objectives.

Pay Element	Form	Performance	Objective
Salary	Cash	Based on assessment of each NEO’s scope of responsibilities, individual performance, experience and contribution	Recruit, engage and retain talented, high-performing executives
Short-Term Incentives	Cash
The Company’s performance measures for the 2022 Management Incentive Compensation Plan (MICP) and weightings at target are:
■Operating Income (30%)
■Operating Ratio (30%)
■Initiative-Based Revenue Growth (10%)
■Safety (10%) – Personal Injury and
Train Accident Rates
■Fuel Efficiency (10%)
■Trip Plan Compliance (10%)
Under the MICP’s terms, individual performance is also considered in determining the final payout for the executive
Motivate and reward executives and eligible employees for driving Company performance within a one-year period
Long-Term Incentives	■Performance Units (50%) ■Non-qualified Stock Options (25%) ■Restricted Stock Units (25%)
The performance measures and weightings for the performance units issued as part of the
2022–2024 Long-Term Incentive Plan (LTIP) are:
■Average Annual Operating Income Growth Rate Percentage (50%)
■CSX Cash Earnings (50%)
Performance Units are subject to a formulaic linear Relative Total Shareholder Return modifier of +/- 25% with 250% maximum payout allowed should the financial metrics achieve maximum performance
Non-qualified Stock Options vest ratably over three years and only have value if the price of CSX’s common stock increases after grant
Restricted Stock Units cliff vest three years from the grant date
Motivate and reward executives to drive strategic initiatives that create shareholder value over a three-year period

56

Compensation Discussion and Analysis
The Company also provides retirement and other health and group benefits, a non-qualified deferred compensation plan and limited perquisites. The NEOs generally participate in the same benefit programs as all eligible management employees.
The performance metrics included in the 2022 short and long-term incentive plans not only align to the overall objectives of the executive compensation program, but also support the Company’s continued focus on sustainable growth and shareholder value creation.

2022 Incentive Plan Award Performance Metric		How Metric Supports Sustainable Growth
2022 Short-Term Incentive Plan (MICP)	Operating Income	■Used to gauge the general health of the Company and to quantify operating profit margin ■Aligns with the Company’s objective of profitable growth
	Operating Ratio	■Key indicator of the Company’s efficiency ■Encourages the Company to deliver results that grow the business while optimizing assets
	Initiative-Based Revenue Growth	■Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers ■Directly supports profitable growth by driving operating income
Safety
■Reinforces the critical importance of ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate
■Consists of FRA Personal Injury Rate (5%) and Train Accident Rate (5%)

	Trip Plan Compliance	■Ensures the Company successfully executes the service plan for customers’ shipments based on our commitments ■Focuses on reliable and accurate service for customers
	Fuel Efficiency	■Indicates the Company’s fuel productivity over the distance traveled ■Supports environmental stewardship by reducing carbon emissions
2022-2024 Long-Term Incentive Plan (LTIP)	Average Annual Operating Income Growth Rate Percentage	■Measures the average increase in operating income for each year of the LTIP cycle ■Aligns with the Company’s objective of profitable growth
CSX Cash Earnings
■Measures the Company’s ability to grow operating income while remaining focused on cost control and asset utilization
■Encourages investments in growth projects that earn more than an expected rate of return

	Relative Total Shareholder Return	■Designed to appropriately align NEO payouts with share price performance relative to a transportation-related peer group

57	2023 Proxy Statement

Compensation Discussion and Analysis
2022 Target Compensation Mix for the CEO and Other NEOs
The Company’s executive compensation philosophy requires that a substantial portion of total compensation be at-risk and consist of performance-based incentives that are linked to CSX’s financial and operating results. In addition, the Committee strives to provide an appropriate balance between short and long-term incentive compensation. The mix between fixed and variable compensation and short and long-term incentive compensation is designed to align the NEOs’ financial incentives with shareholder interests. The target compensation mix for each of the NEOs is shown below. In 2022, the percentage of Mr. Hinrichs’ total target compensation that was variable and at-risk was 95% and the average for the other NEOs (other than Mr. Foote) was approximately 85%.

Joseph R. Hinrichs	Sean R. Pelkey	Kevin S. Boone

President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President – Sales & Marketing

Jamie J. Boychuk	Stephen Fortune	James M. Foote

Executive Vice President – Operations	Executive Vice President and Chief Digital & Technology Officer	Former President and Chief Executive Officer

Salary	Short-term Incentives	Performance Units	Stock Options	RSUs
In September 2022, Mr. Hinrichs succeeded Mr. Foote as President and Chief Executive Officer, and 95% of Mr. Hinrichs’ targeted Total Direct Compensation was variable and at-risk. In 2022, 91% of Mr. Foote’s targeted Total Direct Compensation was variable and at-risk. The decrease in the targeted Total Direct Compensation from Mr. Foote to Mr. Hinrichs is a result of lower short and long-term target incentive opportunities for Mr. Hinrichs. Mr. Hinrichs received a prorated 2022 MICP award based on his hire date and did not receive the full 2022-2024 target LTIP award granted to the other NEOs in February 2022. As such, he received performance units with a target value of $3.5 million and based on performance measures included in the 2022-2024 LTIP to align with the other NEO awards. Mr. Hinrichs also received an inducement award of restricted stock units with a target value of $3.5 million.
Mr. Foote continued in his employment with CSX as a Special Advisor providing key transition-related services to CSX and Mr. Hinrichs through December 31, 2022, at which time he retired from CSX and continued as a consultant for an additional three-month period through March 31, 2023. The transition and consulting compensation arrangements provided to Mr. Foote are described under “Post-Employment Compensation for Former CEO James M. Foote” on page 85 of this Proxy Statement.

58

Compensation Discussion and Analysis
2022 Compensation Decisions
CSX provides competitive total compensation opportunities in line with similar Comparator Group companies with a focus on pay for performance and shareholder value creation. All compensation decisions for the CEO are made by the non-management members of the Board, and all compensation decisions for the other NEOs are made by the Committee in consultation with the CEO. This rigorous review process is designed to ensure that executive compensation reflects considerations based on market practice, internal equity and the business needs of CSX. In September 2022, James M. Foote stepped down as President and CEO of the Company into an advisor role, continuing his employment, when the Board of Directors appointed Joseph R. Hinrichs as President and CEO.
The Committee selected Mr. Hinrichs to succeed Mr. Foote as President and CEO to continue driving the Company’s growth and delivering for our shareholders, based on his proven and relevant track record around operational excellence, serving customers and building a company culture of trust and strong employee engagement. The Committee recognized, based on feedback received during our spring shareholder engagement efforts, that the overall quantum of CEO pay was a concern to some shareholders. As a result, the Committee approved an overall compensation package that is intended to strike the appropriate balance of fairly compensating Mr. Hinrichs relative to peers, the Comparator Group and other S&P 500 CEOs, while aligning with shareholder expectations. Further, no buyout of any of Mr. Hinrichs’ former employer’s outstanding incentive awards or retirement arrangements was provided.
Another area of concern expressed by some stakeholders during our spring shareholder engagement process was excessive CEO perquisites. As such, Mr. Hinrichs’ personal usage of the corporate aircraft is capped at $175,000 annually, where previously no cap was in place. Mr. Hinrichs’ compensation package also included:
(i)a base salary of $1,400,000;
(ii)participation on a prorated basis in the Company’s short-term incentive plan (MICP) from September 2022 through December 2022, which is the same provision for all new management employees of the Company;
(iii)a grant of performance units with a target grant value equal to $3.5 million in connection with the performance period 2022 through 2024, with the same performance goals as the Executive Vice Presidents to ensure alignment; and
(iv)a new-hire inducement grant of restricted stock units valued at $3.5 million that will cliff vest on the third anniversary of the grant date.
To better demonstrate and provide support for our 2022 compensation decisions, the scorecards below include biographical information and career highlights for each NEO, along with their respective 2022 accomplishments and an overview of their actual compensation. Unlike the charts above, which show the target compensation mix for each of the NEOs, the actual compensation charts below include 2022 base salary earnings, 2022 MICP payouts based on Company and individual performance and long-term incentives (“LTIs”) granted in 2022. The percentage of LTIs that is performance based is calculated by the amount of performance units granted divided by the total LTI awards granted.

59	2023 Proxy Statement

Compensation Discussion and Analysis

	Joseph R. Hinrichs, 56 President and Chief Executive Officer Tenure 0.5 years		Sean R. Pelkey, 43 Executive Vice President and Chief Financial Officer Tenure 17.7 years

Responsibilities		Responsibilities
Mr. Hinrichs joined CSX in September 2022, succeeding Mr. Foote, as President and Chief Executive Officer. Mr. Hinrichs has more than 30 years of experience in the global automotive, manufacturing operations and energy sectors. Prior to joining CSX, he served as President of Ford Motor Company’s automotive business. He began his career with General Motors in 1989 as an engineer and quickly ascended into management. Between management roles at Ford and General Motors, Mr. Hinrichs oversaw investments in small entrepreneurial businesses for Ryan Enterprises, a private equity firm. Mr. Hinrichs brings to CSX a commitment to operational excellence, experience building global businesses through investment in people and culture and a deep understanding of balancing safety and efficiency in a complex industry.		Mr. Pelkey was named Vice President and Acting Chief Financial Officer in June 2021, and promoted to Executive Vice President and Chief Financial Officer in January 2022. In this role, he is responsible for all financial aspects of the Company’s business, including financial and economic analysis, accounting, tax, treasury and purchasing activities. Mr. Pelkey has more than 17 years of experience in finance, investor relations and financial planning. Since joining CSX in 2005, he has held a variety of finance management roles, including Vice President – Finance and Assistant Vice President of Capital Markets, as well as several director and managerial roles in investor relations, financial planning and IT finance.
2022 Accomplishments		2022 Accomplishments

■Advanced CSX’s strong performance with meaningful service improvements in the fourth quarter supported by increased train and engine service headcount.
■Garnered support to drive the conclusion of the national bargaining process, resulting in the successful implementation of a new labor agreement.
■Advanced the ONE CSX culture for all employees through regular communications and structure.
■Worked with key stakeholders to drive completion of the Amtrak Gulf Coast settlement.
■Developed a new and more flexible Craft Attendance Policy that takes a non-punitive and non-disciplinary approach to employee attendance.

■Led diligence, closing and integration of the Pan Am acquisition.
■Implemented CSX Cash Earnings measure to ensure investments support both short and long-term objectives.
■Realized significant gains and drove the completion of several multi-year real estate transactions.
■Finalized multi-year transaction with the Commonwealth of Virginia to enhance safety and efficiency of passenger and freight rail service.

2022 Actual Compensation		2022 Actual Compensation

Base Salary:	$376,515	Base Salary:	$600,000
Annual Bonus:	$852,806	Annual Bonus:	$815,400
Long-Term Incentives Granted:	$7,000,026	Long-Term Incentives Granted:	$3,461,945
Total Actual Compensation:	$8,229,347	Total Actual Compensation:	$4,877,345
50% of 2022 LTIs granted were performance based		33% of 2022 LTIs granted were performance based

60

Compensation Discussion and Analysis

	Kevin S. Boone, 46 Executive Vice President – Sales & Marketing Tenure 5.5 years		Jamie J. Boychuk, 45 Executive Vice President –Operations Tenure 5.8 years

Responsibilities		Responsibilities
Mr. Boone has served as Executive Vice President – Sales & Marketing since June 2021. In this role, he is responsible for developing and implementing the Company’s commercial strategy. Mr. Boone previously served as Executive Vice President and Chief Financial Officer from October 2019 until June 2021. Mr. Boone has more than 20 years of experience in finance, accounting, mergers and acquisitions and transportation performance analysis. He joined CSX in September 2017, as Vice President – Corporate Affairs, and was later named Vice President – Sales & Marketing leading research and data analysis to advance growth strategies for CSX.		Mr. Boychuk has served as CSX Transportation, Inc.’s (“CSXT’s”) Executive Vice President – Operations since October 2019. In this role, he is responsible for transportation, mechanical, engineering, intermodal and network operations. Since joining CSXT in 2017, he has held the positions of Senior Vice President of Network Engineering, Mechanical and Intermodal Operations; Vice President of Scheduled Railroading; and Assistant Vice President of Transportation Support. Mr. Boychuk previously worked at Canadian National Railway, where he served for 20 years in various operational roles of increasing responsibility.
2022 Accomplishments		2022 Accomplishments

■Led the sales and marketing team that delivered approximately $800 million in line-haul revenue growth, which is a 7% increase over 2021.
■Announced industrial development projects, including: Nucor Sheet Steel plant in Apple Grove, WV; Novelis Aluminum plant in Bay Minette, AL; Piedmont Lithium plant in Etowah, TN; and Hyundai EV Plant in Savannah, GA.
■Successfully supported keeping intermodal terminals open through a supply-side constrained environment and limited use of embargoes.
■Actively partnered with some coal customers to manage supply shortfalls and avoided blackouts as production was impacted.

■Achieved significant service improvements supported by increased hiring of over 2,000 new train and engine service employees and meeting the annual target of 7,000.
■Achieved improvements in Trip Plan Compliance and Customer Switch Performance as volume resurgence and economic recovery efforts continued.
■Led the organization through safety efforts that resulted in zero work-related employee fatalities for the second consecutive year.
■Supported completion of the national bargaining process.

2022 Actual Compensation		2022 Actual Compensation

Base Salary:	$725,000	Base Salary:	$725,000
Annual Bonus:	$1,094,750	Annual Bonus:	$1,094,750
Long-Term Incentives Granted:	$3,094,374	Long-Term Incentives Granted:	$3,094,374
Total Actual Compensation:	$4,914,124	Total Actual Compensation:	$4,914,124
50% of 2022 LTIs were performance based		50% of 2022 LTIs granted were performance based

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Compensation Discussion and Analysis

	Stephen Fortune, 53 Executive Vice President and Chief Digital & Technology Officer Tenure 1.0 years		James M. Foote, 69 Former President and Chief Executive Officer Tenure 5.4 years

Responsibilities		Responsibilities
Mr. Fortune joined CSX in April 2022 as Executive Vice President and Chief Digital & Technology Officer. Mr. Fortune is responsible for leading CSX’s technology strategy development and implementation and supporting business growth through innovative digital solutions, as well as overseeing all aspects of the Company’s information technology systems operations. Mr. Fortune brings decades of experience as a corporate technology leader. Prior to CSX, he served 30 years at BP, most recently as Chief Information Officer of the global BP Group. He began his BP career as a chemical and process engineer before moving into operations management and transitioning into information technology in 2003.		Mr. Foote stepped down from his position as President and Chief Executive Officer in September 2022, and stayed employed as an advisor to Mr. Hinrichs until he retired from CSX on December 31, 2022. He became President and Chief Executive Officer in December 2017, joining CSX in October 2017 as Executive Vice President and Chief Operating Officer, with responsibility for both operations and sales and marketing. Mr. Foote has more than 40 years of railroad industry experience. Prior to joining CSX, he was President and Chief Executive Officer of Bright Rail Energy, and previously, he was Executive Vice President, Sales and Marketing with Canadian National Railway Company. At Canadian National, Mr. Foote also served as Vice President – Investor Relations and Vice President Sales and Marketing – Merchandise.
2022 Accomplishments		2022 Accomplishments

■Developed a Technology North Star strategy to transform supply chains through exceptional digital experiences.
■Progressed autonomous track inspection technology and analytics, and expanded use of drone inspection technology to improve safety and efficiency.
■Implemented a new technology workforce strategy that improves resiliency, agility and capabilities and supports an internal focus on business enablement and emerging technologies.
■Established   cross-departmental   design   thinking opportunities focused on growth, innovation and harnessing transformative technologies.

■Further advanced CSX’s business strategy through the acquisition of Pan Am, a number of growth initiatives, technological advancements and culture change.
■Ensured business continuity through service improvements and hiring targets that increased employee availability.
■Led the organization in safety achievements resulting in zero work-related employee fatalities.
■Established federal partnerships that support economic recovery and workforce development.

2022 Actual Compensation		2022 Actual Compensation

Base Salary:	$487,500	Base Salary:	$1,550,000
Annual Bonus:	$736,125	Annual Bonus:	$4,095,875
Long-Term Incentives Granted:	$2,833,335	Long-Term Incentives Granted:	$12,893,118
Total Actual Compensation:	$4,056,950	Total Actual Compensation:	$18,538,993
36% of 2022 LTIs granted were performance based		50% of 2022 LTIs granted were performance based

62

Compensation Discussion and Analysis
2022 Base Salary
The Committee determines a base salary for the CEO and each NEO annually based on its assessment of the individual’s scope of responsibilities, performance and experience. The Committee also considers salary data for similar positions within the Comparator Group. After considering this information and in light of the economic environment, the Committee made adjustments for certain NEOs. Base salary may represent a larger or smaller percentage of total compensation actually paid, depending on whether actual Company and individual performance under the short and long-term incentive plans fall short of or exceed the applicable performance targets.
In 2022, the Committee reviewed the annual compensation of the Company’s NEOs and approved, or recommended Board approval in connection with the CEO, changes to base salaries that reflected the consideration of market data, individual performance, overall responsibilities, internal equity and functional experience. For Mr. Foote, the Committee recommended, and the Board approved, an increase to his annual base salary to $1,550,000 because of his decades-long experience at Class I railroads, superior Company performance and the importance of retaining Mr. Foote until a successor CEO could be named.
In January 2022, the Committee approved a base salary for Mr. Pelkey of $600,000 in connection with his promotion from Vice President and Acting Chief Financial Officer to Executive Vice President and Chief Financial Officer and because of his performance. This adjustment was effective as of January 1, 2022.
The Committee also approved increases to the base salaries for Mr. Boone, Executive Vice President – Sales & Marketing, and Mr. Boychuk, Executive Vice President – Operations, based on performance, achievement of their 2021 goals and positioning within the Comparator Group. The new base salary for each of Messrs. Boone and Boychuk was $725,000, and these adjustments were likewise effective as of January 1, 2022.
Mr. Fortune was hired as Executive Vice President and Chief Digital & Technology Officer in April 2022. The Committee approved a base salary for Mr. Fortune of $650,000 based on his prior experience and performance at his former company.
In September 2022, Mr. Hinrichs was hired as President and Chief Executive Officer. The Committee approved a base salary for Mr. Hinrichs of $1,400,000 based on his relevant experience in the global automotive, manufacturing operations and energy sectors.
2022 Short-Term Incentive Compensation
Goal Setting Process for the 2022 MICP
In January 2022, the Committee established and approved the measures and targets under the 2022 Management Incentive Compensation Plan (MICP) and developed a performance structure to drive business results and create value for shareholders. The MICP was designed to deliver results that improve safety, enhance customer service and grow revenue, while optimizing assets and controlling costs. In addition to the financial and customer service goals, the Committee included ESG-focused measures related to safety and fuel efficiency in the plan.
The 2022 MICP was structured to reward executives and eligible employees for driving Company performance over a one-year period. Each NEO was provided a Target Incentive Opportunity based on the goals established by the Committee expressed as a percentage of base salary earned during the year. In 2022, the Target Incentive Opportunity level for Mr. Foote was 175% of base salary, 150% of base salary for Mr. Hinrichs, 100% of base salary for Messrs. Boone, Boychuk and Fortune and 90% of base salary for Mr. Pelkey. The Target Incentive Opportunity levels for Messrs. Foote, Boone and Boychuk remained the same as in 2021. Messrs. Hinrichs, Fortune and Pelkey were new to their roles in 2022, and thus did not have comparable Target Incentive Opportunity levels in 2021. The decrease in the Target Incentive Opportunity of 175% to 150% from Mr. Foote to Mr. Hinrichs was a direct action taken by the Committee in response to shareholders’ concerns of CEO pay magnitude, while still reflecting Mr. Hinrichs’ extensive relevant experience in the global automotive, manufacturing operations and energy sectors. The Target Incentive Opportunities for Messrs. Boone, Boychuk, Fortune and Pelkey are reflective of the responsibilities of their roles and the positioning of similar roles in the Comparator Group.

63	2023 Proxy Statement

Compensation Discussion and Analysis
2022 MICP Performance Measures
In January 2022, the Committee approved the performance measures for the 2022 MICP, which included financial performance measures, and operational, customer service and ESG-related measures of safety and fuel efficiency. These measures have been critical drivers of CSX’s business success. The Committee approved weightings for each of the performance measures as set forth below.

Operating Income	Operating Ratio	Initiative-based Revenue Growth
Gauges the general health of the Company and quantifies operating profit margin – a measure of the Company’s profitability	Key indicator of the Company’s efficiency by encouraging the Company to deliver results that grow the business while optimizing assets	Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers

Safety	Trip Plan Compliance	Fuel Efficiency
FRA Personal Injury (5%) and Train Accident (5%) rates reinforce the critical importance of ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate	Ensures the Company successfully executes the service plan for freight shipments (including intermodal) based on commitments to our customers	Indicates the Company’s fuel productivity over the distance traveled using gallons of fuel divided by gross ton miles
To determine the payout under the MICP, the Committee first assesses the Company’s performance against each of the goals for the year. These Company performance measures can result in a payment between 0% and 200% of the NEO’s Target Incentive Opportunity.
Upward or downward payout adjustments may be made based on individual performance; however, no individual performance adjustments were applied to 2022 payouts. The individual performance modifier has been a standard component of the MICP design for over 10 years. Payout adjustments are determined by the Committee based on exceptional achievement against pre-established performance goals set at the beginning of the year, as well as other outstanding accomplishments that impact shareholder value creation, customers and employee culture. Upward payout adjustments for each of the NEOs are capped at 150% of the Company’s MICP payout, with a maximum total payout under the MICP of 250% of the NEO’s Target Incentive Opportunity. As shown in the “Summary Compensation Table,” the 2022 MICP payouts were based solely on the Company’s financial and operational performance.
The Committee understands and has thoroughly considered recent shareholder feedback obtained during our outreach and engagement efforts regarding concerns with the use of discretion in the MICP without sufficiently adequate disclosures around the application of upward payment adjustments based on an individual’s performance. In response, the Committee has re-evaluated the circumstances under which individual performance adjustment might be appropriate and has prioritized overall better disclosure of rationale for compensation decisions made by the Committee, including by committing to more fulsome and specific disclosure of how compensation decisions are tied to goals and performance and why the Committee believes that any instance of adjustment is merited—upward or downward. The Committee is also dedicated to continuing to ensure that the application of any payment adjustments based on an individual’s performance is reflective of exceptional occurrences. Going forward, our shareholders can expect that we will be more transparent in these disclosures to ensure that our shareholders have a better understanding of our compensation-related decision-making.

64

Compensation Discussion and Analysis
2022 MICP Targets and Payout Percentages
In light of the continuing economic uncertainties and widespread supply chain challenges that existed in January 2022 when the 2022 MICP was adopted, the Committee approved annual incentive targets reflective of these uncertainties and challenges and with a wider performance range than in recent years that would continue to build on the Company’s strong customer service levels, create new business opportunities and drive revenue growth. The specific threshold, target and maximum payout goals and applicable weighting for each performance measure are set forth below.

Performance Measure(1)	Weighting	Threshold(1)		Target		Maximum
Financial Goals – 70%
Operating Income	30%	$4,965	M	$5,500	M	$5,900	M
Operating Ratio(2)	30%	61.0%		59.4%		58.0%
Initiative-based Revenue Growth	10%	$150	M	$200	M	$275	M
Operational and ESG Goals – 30% (Safety, Customer Service, Environment & Growth)
FRA Personal Injury Rate	5%	1.01		0.92		0.87
FRA Train Accident Rate	5%	3.15		2.90		2.85
Trip Plan Compliance	10%	76.5%		80.0%		82.5%
Fuel Efficiency	10%	1.01		0.96		0.93
Total Payout Opportunity		0% – 50%(1)		100%		200%
(1)Performance measure payouts are independent and could result in a threshold payout range from 0% to 50% as shown, where applicable, in the table below.
(2)The 2022 MICP allowed a formulaic adjustment to the operating ratio performance goal by a predetermined amount if the average cost of highway diesel fuel was outside the range of $3.10 to $3.60 per gallon. This adjustment is designed to account for the potential impact that volatile fuel prices have on expenses and operating ratio. Because the 2022 average price per gallon was $5.00 for highway diesel fuel, which was outside the top end of the range, the operating ratio goals were adjusted as follows: threshold of 62.4%; target of 60.8%; and maximum of 59.4%.

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Compensation Discussion and Analysis
The Committee believes that the measures for the MICP were directly aligned with the Company’s strategic short-term goals, are directly impacted by executive leadership actions, supported our long-term strategy, helped deliver shareholder value and ensured retention of critical talent. The following table demonstrates the Company’s 2022 achievements against each target and the overall resulted payout.

Performance Measure	Threshold	Target	Maximum	Resulted Company Payout	Total Payout for All NEOs
Financial Goals
Operating Income
Operating Ratio
Initiative-based Revenue Growth				151%	151% (no individual performance adjustments were applied to 2022 payouts)
Operational and ESG Goals*
FRA Personal Injury Rate
FRA Train Accidents
Trip Plan Compliance
Fuel Efficiency
* Certain operations performance and safety actuals can continue to settle over time. The Company’s 2022 achievements demonstrated in this table reflect actuals as of around the time the Committee approved the overall resulted payout in early 2023.
The Committee annually assesses the individual performance of each NEO and determines payout amounts, which are capped at the maximum Company payout of 250% of target for 2022. Based on the 2022 accomplishments for each NEO as described above, the Committee did not exercise its discretion to make upward or downward payout adjustments based on individual performance, and approved a 151% total annual incentive payout for each of the NEOs based on the 151% resulted Company payout. These payouts are reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
2023 Management Incentive Compensation Plan Design
The 2023 Management Incentive Compensation Plan (MICP) design continues to emphasize safety, operating income and operating ratio, as well as operational and other ESG-focused performance measures, including trip plan compliance (a customer service measure), fuel efficiency and initiative-based revenue growth. These measures are designed to enhance focus on items that employees have the ability to directly influence, align to shareholder expectations and support the ONE CSX strategy. The goal of the ONE CSX strategy is to promote a culture that positions the Company to be an employer of, and to retain, the best talent and assure that every employee understands and delivers on strategic priorities.

66

Compensation Discussion and Analysis
Long-Term Incentive Compensation
The Company’s long-term incentive compensation program is intended to:
■engage and reward employees for extraordinary results that will maximize shareholder value;
■reinforce a pay-for-performance culture with a significant portion of total compensation at-risk; and
■align NEO interests with those of shareholders with a focus on generating sustainable performance over a multi-year period.
These goals are accomplished by providing equity-based incentives focused on financial performance measures that: (i) have a historically high correlation to shareholder returns; (ii) are within management’s direct control; and (iii) encourage long-term commitment to delivering shareholder value. Long-term incentives have been granted under the shareholder-approved 2019 Stock and Incentive Award Plan (the “Stock Plan”).
The Stock Plan allows for different types of equity-based awards and provides flexibility in compensation designed to attract, retain and engage high-performing executives. The Committee determines the mix of equity vehicles annually to ensure alignment with market practice, motivate appropriate long-term, results-driven behaviors, align Company and NEO performance with shareholder interests and drive value creation.
Elements of Long-Term Incentive Compensation
A significant portion of the NEOs’ target compensation is comprised of the Long-Term Incentive Plan (LTIP) awards. Each year, the Committee, as part of its annual review process, determines a market competitive long-term incentive target grant value for each NEO, which is then converted into the corresponding value of equity-based awards. For 2022, the LTIP grants for the NEOs were comprised of performance units, non-qualified stock options awards and restricted stock units, which were designed to drive long-term value and growth through the achievement of Company performance goals and increased stock prices. The grants associated with each three-year cycle are reviewed and approved by the Committee each year for the NEOs and other eligible participants, and by the Board for the CEO. These grants are made and the performance targets are set following the annual Board review of the Company’s business plan for the applicable upcoming three-year period.
Since the three-year performance cycles run concurrently, the Company may have up to three active LTIP cycles during a given year. For example, the 2020-2022 performance cycle closed on December 31, 2022, and was paid out in January 2023. The 2021-2023, 2022-2024 and 2023-2025 cycles remain in progress, which helps ensure that our employees remain focused on sustainable long-term performance.
Performance Units. Performance units are granted at the beginning of the applicable performance cycle, as described below. Awards are paid in the form of CSX common stock at the end of the performance period based on the level of achievement on Company performance goals. Participants also receive dividend equivalents at the end of the restricted period paid in the form of CSX common stock, assuming performance goals are met. Performance units (and related dividend equivalents) are generally subject to forfeiture if a participant’s employment terminates before the end of the performance cycle for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee. For the 2020-2022, 2021-2023 and 2022-2024 LTIP cycles, upon retirement, participants received a prorated portion of their award based on the number of months completed in the cycle. Upon retirement for the 2023-2025 LTIP cycle—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, retired NEOs must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee. Upon death or disability for all LTIP cycles, participants or their estates earn the performance units that they would otherwise have earned at the end of the performance period had there been no death or disability. The employment agreements for Messrs. Hinrichs and Foote provide that, in connection with their retirement, all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. As such, Mr. Foote will remain eligible to receive the full value of his performance units in connection with his retirement. Mr. Hinrichs will only receive the full vesting of his performance units in connection with retirement if he retires after reaching age 60 with five years of service.
Performance unit payouts for each LTIP cycle, if any, do not occur until approved by the Committee in January of the year following the conclusion of the three-year performance cycle. These payouts can vary from the target grants in terms of: (i) the number of shares paid out due to financial performance; and (ii) the market value of CSX common stock at the time of payout. Based on actual performance, as discussed below, the performance unit payouts for the NEOs can range from 0% to 250% of the target levels, and can be of lesser or greater value than the original grant value based on the level of achievement on the performance goals and the price of CSX common stock.
Non-qualified Stock Options. Non-qualified stock options vest ratably over three years and require stock price appreciation to provide any value to the NEOs. As a result, they reinforce leadership’s focus on the importance of value creation for shareholders. Non-qualified stock options generally provide participants with the right to buy CSX stock at a pre-set price for a period of 10 years. The exercise price of the non-qualified stock options is established as the closing stock price on the date of

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Compensation Discussion and Analysis
grant. The Stock Plan prohibits the repricing of outstanding non-qualified stock options without the approval of shareholders. For outstanding LTIP cycles, non-qualified stock options are subject to forfeiture if a participant’s employment terminates before the end of the vesting period for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee. For the 2020-2022, 2021-2023 and 2022-2024 LTIP cycles, upon retirement, participants received a prorated portion of their award based on the number of months completed in the cycle. Upon retirement for the 2023-2025 LTIP cycle—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, retired NEOs must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee. Upon death or disability for all LTIP cycles, participants or their estates received all options per the original vesting schedule as if there was no death or disability. The employment agreements for Messrs. Hinrichs and Foote provide that, in connection with their retirement, the full awards will continue to vest in accordance with their terms. As such, Mr. Foote received the full value of his award in connection with his retirement. Mr. Hinrichs will only receive the full vesting of his award in connection with retirement if he retires after reaching age 60 with five years of service.
Restricted Stock Units. Restricted stock units are time-based awards that vest three years from the grant date (“the restricted period”) for the 2020-2022, 2021-2023 and 2022-2024 LTIP cycles. Restricted stock units for the 2023-2025 LTIP cycle are time-based awards that vest ratably over the three year period from the grant date. Awards are paid in the form of CSX common stock at the end of the restricted period. Participants also receive dividend equivalents at the end of the restricted period paid in the form of CSX common stock. Restricted stock units are generally subject to forfeiture if a participant’s employment terminates before the end of the restricted period for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee. For the 2020-2022, 2021-2023 and 2022-2024 LTIP cycles, upon retirement, participants received a prorated portion of their award based on the number of months completed in the cycle. Upon retirement for the 2023-2025 LTIP cycle—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, retired NEOs must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee. Upon death or disability for all LTIP cycles, participants or their estates received all restricted stock units per the original vesting schedule as if there was no death or disability. The employment agreements for Messrs. Hinrichs and Foote provide that, in connection with their retirement, the full awards will continue to vest in accordance with their terms. As such, Mr. Foote will remain eligible to receive the full value of his restricted stock units in connection with his retirement. Mr. Hinrichs will only receive the full vesting of his award in connection with retirement if he retires after reaching age 60 with five years of service.
Further information regarding the LTIP grants made to our NEOs in 2022 can be found under the “2022 Grants of Plan-Based Awards Table.”
Performance Measures and Financial Goals for the 2020-2022 LTIP
For performance units granted under the 2020-2022 LTIP cycle, cumulative operating income and cumulative free cash flow were selected to measure the Company’s performance. Operating income was chosen to replace operating ratio as a measure to focus on profitable growth and long-term shareholder value creation. Operating income is used to gauge the general health of CSX’s business and to quantify operating margin, a measure of the Company’s profitability. This measure continues to be a key focus for the Company as CSX has achieved significant operating efficiency gains, and its use in the LTIP has strengthened participants’ understanding of how they can impact Company performance and drive profitable, sustainable growth. Free cash flow was chosen as a performance measure as it is a key measure of the financial health of the business, has a high correlation to shareholder returns and aligns with CSX’s financial business plan. Operating income and free cash flow were each weighted 50% of the total payout opportunity and were measured independently of the other.

Operating Income	=	Operating Revenues – Operating Expenses
Free Cash Flow	=	Net Operating Profit – Net Investment in Operating Capital
The threshold, target and maximum payouts for each measure are 25%, 50% and 100% of the performance units subject to the award respectively, generating a total target payout of 100% of the performance units and a maximum possible payout of 200% of the performance units for the 2020-2022 LTIP. The 2020-2022 LTIP measured operating income and free cash flow over a 12-quarter period from January 2020 through December 2022.

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Compensation Discussion and Analysis
In addition to operating income and free cash flow, the performance units for the 2020-2022 LTIP cycle for the President and Chief Executive Officer and all Executive Vice Presidents had a formulaic linear upward or downward relative total shareholder return (“Relative TSR”) modifier of up to 25% (subject to the 250% overall cap) based on CSX’s stock price performance compared to the peer group (weighted 80% core peers and 20% additional correlated companies) for the 12-quarter period from January 2020 through December 2022. This modifier did not apply to Mr. Pelkey for this LTIP cycle as he was not promoted to Executive Vice President until January 2022.
The Committee recognizes that operating income is a measure in both the short and long-term incentive plans, but believes inclusion in both plans reflects the criticality of the alignment between operating income and the Company’s focus on profitable growth. The Committee does not believe this overlap will create inappropriate risk-taking since the measurement periods are different (one versus three years) and operational measures and reviews are in place to monitor risk. The Committee annually reviews the measures used for each long-term incentive cycle, and makes changes as appropriate.
The LTIP targets for the performance units granted under the 2020-2022 LTIP were set in February 2020, based on the three-year business plan at the time of its adoption. The targets under the 2020-2022 LTIP were as follows:

Cumulative Operating Income (100% maximum payout)			Cumulative Free Cash Flow (100% maximum payout)
Threshold (25% payout)	Target (50% payout)	Maximum (100% payout)	Threshold (25% payout)	Target (50% payout)	Maximum (100% payout)
$14.870B	$15.160B	$15.385B	$9.600B	$9.850B	$10.100B
Payout for the 2020-2022 LTIP Performance Units
Based on a cumulative operating income of $15.979 billion and a cumulative free cash flow of $10.211 billion for the cycle, the payout for the performance units, which comprised 50% of the 2020-2022 LTIP, was 200% of the target. As shown in the table below, the Company’s Relative TSR performance against the peer group was below median for the cycle, resulting in a downward modifier of 19% against target performance and an aggregate downward modifier of 38%, such that the total payout was 162% for each of the NEOs other than Mr. Pelkey, who was not an Executive Vice President at the time of the grant in February 2020.

	Threshold (25% payout)	Target (50% payout)	Maximum (100% payout)	Payout
Cumulative Operating Income				200% of Target
Cumulative Free Cash Flow
Relative TSR (Modifier)				-19%
Total Payout:				162% of Target

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Compensation Discussion and Analysis
Performance Measures and Mix for the Outstanding LTIPs
Performance Measures. In determining the performance measures for the performance units for each LTIP cycle, the Committee: (i) considers information on various growth and return-based measures; and (ii) actively monitors the effectiveness of existing measures in driving the Company’s strategic business objectives and delivering shareholder returns.
For performance units, the 2021-2023 LTIP uses average annual operating income growth rate percentage and cumulative free cash flow on an equally weighted basis to measure the Company’s performance. The average annual operating income growth rate percentage measure aligns with the Company’s objective of profitable growth and provides the ability to recover and potentially receive a payout in the event of an economic downturn in one year of the program.
The 2022-2024 LTIP uses average annual operating income growth rate percentage and CSX cash earnings (“CCE”) on an equally weighted basis, as the performance measures for the performance units. CCE is designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. Improvement in CCE has historically had a strong relationship to stock price appreciation. As shown below, CCE is calculated as gross cash earnings minus the capital charge on gross operating assets, and CCE performance is measured as an improvement versus the prior year’s actual CCE. A CCE payout percentage is calculated for each fiscal year during the LTIP cycle, with the final payout percentage determined using an average of the three annual payout percentages. This measure was incorporated to drive earnings growth, and to better align compensation to the ONE CSX strategy and to the value created for our shareholders and other stakeholders.
For the 2023-2025 LTIP, the Committee approved the use of average annual operating income growth rate percentage and CCE, on an equally weighted basis, as the performance measures for the performance units to continue the Company’s focus on driving profitable growth. Forward-looking LTIP goals are not disclosed for proprietary and competitive reasons.
Equity Mix. All three outstanding LTIPs are comprised of performance units, non-qualified stock options and restricted stock units for the NEOs. For the 2021-2023 and 2022-2024 LTIPs, the Committee approved a market competitive LTIP grant value for the NEOs (the Board approved for the CEO) allocating 50% of the value to performance units, 25% for restricted stock units and 25% for non-qualified stock options. The allocation for the 2023-2025 LTIP was 60% performance units, 20% restricted stock units and 20% non-qualified stock options, to address shareholder concerns of additional performance orientation in the Company’s long-term incentive plan.

2021-2023 and 2022-2024 LTIPs

■		■		■
	Performance Units		Restricted Stock Units		Stock Options

2023-2025 LTIP

■		■		■
	Performance Units		Restricted Stock Units		Stock Options
The performance units for these three LTIP cycles have a formulaic linear upward or downward Relative TSR modifier of up to 25% with a maximum payout of 250%, which applies only to the CEO and Executive Vice Presidents. This modifier is designed to appropriately align NEO payouts with share price performance relative to a predetermined peer group, as approved by the Committee at the time of grant.
For the 2021-2023 and 2022-2024 LTIPs, the number of performance units and restricted stock units awarded to each NEO was calculated based on a specific grant value divided by the average closing price of CSX common stock for the full three-month period prior to the grant, and the number of options awarded was calculated based on the Black-Scholes value for the same period.
The number of performance units and restricted stock units awarded to each NEO for the 2023-2025 LTIP was calculated based on a specific grant value divided by the average closing price of CSX common stock for the 30-trading-day period preceding the date of the grant. The number of options awarded was calculated based on the Black-Scholes value for the same period.

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Compensation Discussion and Analysis
Clawback Provision
Payouts made under the MICP and LTIP programs are subject to recovery or clawback in certain circumstances. Under the applicable clawback provisions, an employee who has received a payout will be required to promptly return the monies (or any portion of the monies requested by the Company) in each of the following circumstances: (i) if it is determined that the employee engaged in misconduct, including, but not limited to, dishonesty, fraud (including reporting inaccurate financial information), theft or other serious misconduct as determined by the Company; (ii) if the Company is required to file an accounting restatement due to the Company’s material noncompliance with any financial reporting requirements under the federal securities laws; or (iii) if the payout is otherwise required to be recovered by law or court order (i.e., garnishment). The Company is prepared to revise its compensation clawback provisions as necessary to comply with rules adopted by NASDAQ as mandated by the Dodd-Frank Act.
Employment Agreements
Mr. Hinrichs entered into an employment letter upon his appointment as President and Chief Executive Officer in September 2022. This employment letter includes certain provisions relating to: (i) severance benefits; (ii) vesting of long-term incentive awards after retirement; and (iii) employment benefits following a change of control.
Mr. Foote entered into an employment agreement upon his hiring as Executive Vice President and Chief Operating Officer in October 2017, which was superseded by an employment letter entered into upon his promotion to President and Chief Executive Officer in December 2017. This subsequent agreement incorporated certain provisions from his prior agreement relating to: (i) severance benefits; (ii) vesting of long-term incentive awards after retirement; and (iii) employment benefits following a change of control.
In September 2022, Mr. Foote entered into a letter agreement regarding the transition of his duties as President and Chief Executive Officer in connection with his retirement from CSX. Upon the transition of his duties as President and Chief Executive Officer to Mr. Hinrichs, Mr. Foote remained a full-time employee of the Company through December 31, 2022, serving as Special Advisor to the Board of Directors and successor CEO, per the letter agreement, to ensure a smooth leadership transition and so that he could provide his decades-long knowledge from his railroad industry experiences as a resource to the Company and Mr. Hinrichs. Based on this same rationale, the Committee additionally made the decision to provide Mr. Foote with payments for his consulting services rendered to the Company from January 1, 2023 to March 31, 2023, also per the letter agreement. Such structure was designed to ensure at least six months of support from Mr. Foote during this changeover. The Committee believed that shareholders would benefit from Mr. Foote’s availability to CSX and Mr. Hinrichs, to transition customer and investor relationships among others. The transition and consulting compensation arrangements provided to Mr. Foote are described under “Post-Employment Compensation for Former CEO James M. Foote” on page 85 of this Proxy Statement.
No other NEOs have individual employment letters or agreements. The described individual employment letters and agreements have been filed and can be viewed on the SEC website at www.sec.gov.
Non-Compete and Non-Solicitation Agreements
The CEO and Executive Vice Presidents are required to enter into formal non-compete and non-solicitation agreements with the Company as a condition for participation in each LTIP cycle. The non-compete provisions preclude an executive from working for a competitor of the Company and extend for a period of 18 months following separation from employment. The non-solicitation provisions generally prohibit executives from soliciting CSX customers or soliciting, hiring or recruiting CSX employees for any business that competes with CSX for a period of 18 months after separation.
Severance Agreements
Mr. Hinrichs is eligible for the following severance benefits under his employment letter with the Company dated September 26, 2022 in the event of a termination of employment by the Company without “cause” or by Hinrichs for “good reason” prior to reaching “retirement age”:
■lump-sum cash-severance payment equal to two times his current base salary plus two times his target MICP award;
■pro-rata payment of his MICP award if Company goals are attained; and
■unvested equity awards will vest on a pro-rata basis per the original vesting schedules, with any performance-based awards remaining subject to satisfaction of pre-established performance goals.
In the event that Mr. Hinrichs’ employment terminates after he reaches “retirement age” (defined to mean his attainment of age 60 plus at least five years of continued service) either (i) by the Company without cause or by him for good reason or (ii) by him due to his voluntary retirement by providing the Company with at least 180 days’ notice of his plans to retire, Mr. Hinrichs will receive, in lieu of any of the severance benefits described above, continued vesting of his unvested equity awards, subject to any relevant performance criteria.
Mr. Foote retired from the Company on December 31, 2022, and thus was not eligible for severance benefits under his employment agreement with the Company.
As of December 31, 2022, Messrs. Pelkey, Boone, Boychuk and Fortune were eligible for benefits under the Company’s executive severance plan that was implemented in September 2022 for executives. Under the executive severance policy, the

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Compensation Discussion and Analysis
NEOs are eligible to receive: (i) severance pay equal to the sum of one times the current base salary and one times the current target bonus under the MICP; (ii) a pro-rata bonus under the MICP in the plan year of the termination; (iii) continuation of medical and dental coverage for up to 12 months; (iv) financial planning for one year following termination; (v) prorated vesting of outstanding equity incentive awards; and (vi) outplacement services for one year after termination.
Notwithstanding the foregoing, if an NEO is entitled to severance benefits under their respective change-of-control agreement, they will not be entitled to the severance benefits outlined above. Severance amounts that would have been payable had the NEOs terminated employment with the Company as of December 31, 2022 are described further in under the “Post-Employment Compensation” table.
Change-of-Control Agreements
The Company provides “double-trigger” change-of-control benefits pursuant to agreements that are designed to ensure management objectivity as it makes strategic business decisions. The Company’s policy for severance benefits upon a change of control: (i) requires a “double trigger” (i.e., payments are conditioned upon a change of control as well as separation from employment) to receive severance; (ii) prohibits Company reimbursement for the payment of excise taxes; (iii) defines “bonus” as the current “target” amount; and (iv) requires a contract term not to exceed three years. The policy also provides that the payment of severance benefits, without shareholder approval, is limited to 2.99 times base salary plus bonus for all NEOs other than Mr. Hinrichs. As of September 26, 2022, Mr. Hinrichs’ change-of-control agreement provided a potential benefit of 3.0 times his annual base salary plus bonus.
Our NEOs are subject to the terms of the change-of-control agreements described above and as further detailed under the section entitled “Potential Payouts Under Change-of-Control Agreements.”
Benefits
Retirement Programs
CSX’s retirement programs currently consist of two components: (i) a defined contribution 401(k) plan; and (ii) a now-closed defined benefit pension plan. The retirement programs described below are provided to the NEOs under the following plans:
■the CSX Corporation 401(k) Plan (the “CSXtra Plan”);
■the CSX Pension Plan (the “Pension Plan”); and
■the Special Retirement Plan for CSX Corporation and Affiliated Corporations (the “Special Retirement Plan”).
CSXtra Plan
The NEOs may contribute to the CSXtra Plan, a defined contribution 401(k) plan. Participants may contribute on a pre-tax or after-tax basis and receive Company matching contributions. The Company’s matching contribution is equal to 100% on the employee’s first 1% of eligible compensation contributed, and 50% on the employee’s additional contributions up to 6% of base salary, for a Company match up to 3.5% of eligible compensation. Participants may invest contributions in various investment funds.
In lieu of participation in the Qualified CSX Pension Plan described below, any NEO and CSX non-union employee hired on or after January 1, 2020 receives an additional employer contribution of 3% of base salary plus 3% of their actual short-term incentive plan payout. These contributions are made regardless of participation in the CSXtra Plan and vest upon the earlier of the completion of three years of service or attainment of age 65.
Qualified CSX Pension Plan
The Pension Plan, which has been closed to new employees or those promoted from union positions since January 1, 2020, is qualified under the Internal Revenue Code (the “Code”) and covers the NEOs and CSX’s non-union employees who were employed with the Company prior to January 1, 2020. For the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service.
The hypothetical account earns interest credits on a monthly basis based on the annual 10-year U.S. Treasury bond rate and the participant’s account balance as of the end of the prior month. The average annual interest crediting rate used for 2022 was 3.66%. The resulting benefit is subject to a cap imposed under Section 415 of the Code (the “415 Limit”). The 415 Limit for 2022 was $245,000 (for a life annuity at age 65) and is subject to adjustment for future cost-of-living changes. Further, under the Code, the maximum amount of pay that may be taken into account for any year is limited. This limit (the “Compensation Limit”) was $305,000 for 2022 and is also subject to adjustment for future cost of living changes.
■Vesting — Benefits under this formula vest upon the earlier of the completion of three years of service or attainment of age 65.
■Form of Payment of Benefits — Benefits under this formula may be paid upon termination of employment or retirement as a lump sum or in various annuity forms. The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the respective table below are described in the 2022 Annual Report.

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Compensation Discussion and Analysis
Special Retirement Plan of CSX and Affiliated Corporations
The Special Retirement Plan is a non-qualified plan that covers CSX employees, including the NEOs, who were hired before January 1, 2020, and is now closed to all new employees or those promoted from union positions. The Special Retirement Plan provides for the payment of benefits that would otherwise not be available under the Pension Plan due to the 415 Limit and the Compensation Limit, both as described above. The purpose of the Special Retirement Plan is to assist CSX in retaining key executives by allowing the Company to offer competitive pension benefits.
Under the Special Retirement Plan, participants receive non-qualified pension benefits on base salary and short-term incentive compensation that exceed the $305,000 compensation limit under the Code and the $245,000 benefit cap under Section 415 of the Code. These benefits are calculated using the cash balance formula described above for all of the NEOs, without regard to the 415 Limit or the Compensation Limit.
Non-qualified pension benefits can be paid in the same form as under the Pension Plan. Pension benefits under the Special Retirement Plan are subject to: (i) suspension and possible forfeiture if a retired executive competes with the Company or engages in acts detrimental to the Company; or (ii) forfeiture if an executive is terminated for engaging in acts detrimental to the Company.
The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the “2022 Pension Benefits Table” for the Special Retirement Plan are described in the 2022 Annual Report.
Health and Group Benefits
CSX provides the same health and group benefits to the NEOs as those available to all full-time, non-union employees. The Company also provides basic life insurance and accidental death and dismemberment insurance coverage to all management employees, each of which is equal to two times their respective annual salaries, up to $1 million. Additionally, the Company provides NEOs, on the same basis as other management employees, salary continuance in the event of short-term (up to 100% of their base pay based on tenure) or long-term disability (up to $25,000 per month), travel accident insurance and vacation based on length of service.
Executive Deferred Compensation Plan
CSX offers a voluntary, non-qualified Executive Deferred Compensation Plan (the “EDCP”) for the benefit of its executives and other eligible employees. Under the EDCP, the NEOs may defer compensation in excess of qualified plan limits until retirement or another specified date or event. Participating employees with base salary above the qualified plan limits may defer compensation to allow them to receive the full Company matching contribution of up to 3.5% of base salary not otherwise available to them under the CSXtra Plan. In addition, any NEOs hired on or after January 1, 2020 are eligible to receive an additional contribution of 3% of base salary and short-term incentive pay that exceeds the compensation limit under the Code. These contributions are made regardless of participation in the EDCP and vest upon the earlier of the completion of three years of service or attainment of age 65.
Under the EDCP, participating employees, including NEOs, are entitled to voluntarily elect to defer up to: (i) 75% of base pay; (ii) 100% of awards payable in cash under CSX’s short-term incentive plans; and (iii) 100% of performance units payable under the Company’s LTIP in the form of stock. Any NEO hired on or after January 1, 2020 receives a Company matching contribution of up to 3.5% for short-term incentive plan deferrals made, with immediate vesting. NEOs also are entitled to receive matching contributions that would have been received under CSX’s 401(k) plan assuming that: (i) certain compensation limits prescribed by the Code did not apply; and (ii) contributions made under the EDCP were instead made under CSX’s 401(k) plan.
In accordance with a participant’s individual elections, deferred amounts—other than stock awards—are treated as if they were invested among the investment funds available under the qualified 401(k) plan. Participants may elect to change the investment of deferred amounts, other than deferred stock awards. EDCP participants may elect to receive payment of their deferred amounts, including earnings, upon separation from service or upon the attainment of a specified date. Participants may elect to receive payment in the form of a lump sum or in semi-annual installments over a period of up to 10 years (or 20 years, prior to 2021).
A participant may apply for accelerated payment of deferred amounts in the event of certain hardships and unforeseeable emergencies. Under the EDCP, cash deferrals are distributed in the form of cash and deferred stock awards are paid in the form of CSX common stock.

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Compensation Discussion and Analysis
Employee Stock Purchase Plan
The CSX Employee Stock Purchase Plan (the “ESPP”) provides eligible employees the right to purchase shares of CSX common stock in accordance with the terms of the ESPP. All employees who have been employed by the Company at least 30 days prior to the beginning of the enrollment period are eligible to participate in the ESPP.
Under the ESPP, employees may purchase shares at the lesser of: (i) 85% of the fair market value of a share of CSX common stock on the first day of an offering; or (ii) 85% of the fair market value of a share of CSX common stock on the last day of an offering. There are two offering periods each year. The ESPP limits the number of shares of CSX common stock that an employee may purchase in a calendar year to a number of shares that have a fair market value (as of the applicable grant date) equal to $25,000.
Other Benefits
The perquisites provided to NEOs in 2022 included: (i) financial planning services of up to $12,000; and (ii) an annual health and well-being examination. The aggregate cost to the Company of these perquisites was approximately $15,400 for each NEO. Additionally, pursuant to Company policy, Mr. Hinrichs, as CEO, and Mr. Foote, as former CEO, are required to travel by Company aircraft at all times for security purposes and to ensure efficient use of their time. Mr. Hinrichs’ personal use of the corporate aircraft is capped at $175,000, as agreed to in his employment letter. Other senior-level executives have access to the Company aircraft and may use it on a limited basis for personal reasons. The amounts related to the NEO’s use of the Company aircraft and certain other relocation-related amounts provided to Mr. Hinrichs in connection with the commencement of his employment are disclosed in the “Summary Compensation Table.”
Moreover, in December 2022, the Committee approved a new CSX Executive Charitable Match Program, to better reflect CSX’s strong commitment to philanthropy and community involvement. Under this new program, which is effective January 1, 2023, CSX will match executive contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 for the President and Chief Executive Officer, $15,000 for Executive Vice Presidents and $5,000 for Senior Vice Presidents/Vice Presidents—an increase from the Company’s preexisting matching gifts program, which provides an annual $1,000 match for all employees for qualifying charitable contributions.
Stock Ownership Guidelines
CSX believes that, in order to align the interests of management with those of its shareholders, it is important that NEOs and other senior leaders hold a significant ownership position in CSX common stock relative to their base salary. To achieve this, CSX has established the following formal stock ownership guidelines. Each of the individuals covered by these guidelines must retain 100% of their net shares issued until the guidelines are achieved and has five years in which to do so. The types of equity that apply towards these ownership guidelines are vested and unvested restricted stock units, vested performance units and any other CSX common stock owned.

Position	Minimum Value
Chief Executive Officer	6 times base salary
Executive Vice Presidents	4 times base salary
Senior Vice Presidents	3 times base salary
Vice Presidents	1 times base salary
Policy Prohibiting Hedging/Pledging of CSX Stock
CSX’s insider trading policy prohibits officers and directors from entering into transactions to hedge their ownership positions in CSX securities. In addition, the policy prohibits officers and directors from pledging CSX securities.

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Compensation Discussion and Analysis
2022 Summary Compensation Table
The Summary Compensation Table and the accompanying footnotes describe the amount and type of compensation for the NEOs for 2022 and, if applicable, 2021 and 2020.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Joseph R. Hinrichs(1) President and Chief Executive Officer	2022	376,515	—	7,000,026	—	852,806	—	119,170	8,348,517
Sean R. Pelkey(1) Executive Vice President and Chief Financial Officer	2022	600,000	—	2,292,067	1,169,878	815,400	150,903	34,127	5,062,375
	2021	427,826	—	774,847	258,359	479,165	95,725	16,270	2,052,192
Kevin S. Boone Executive Vice President — Sales & Marketing	2022	725,000	—	2,313,201	781,173	1,094,750	174,971	60,938	5,150,033
	2021	700,000	—	2,203,699	734,236	1,120,000	168,881	40,085	4,966,901
	2020	475,000	277,875	1,361,291	1,365,194	42,750	70,665	31,007	3,623,782
Jamie J. Boychuk Executive Vice President — Operations	2022	725,000	—	2,313,201	781,173	1,094,750	175,643	41,217	5,130,984
	2021	700,000	—	2,203,699	734,236	1,120,000	169,530	35,137	4,962,602
	2020	500,000	292,500	1,361,291	1,365,194	45,000	74,190	26,121	3,664,296
Stephen Fortune(1) Executive Vice President and Chief Digital & Technology Officer	2022	487,500	—	2,833,335	—	736,125	—	25,899	4,082,859
James M. Foote Former President and Chief Executive Officer	2022	1,550,000	—	9,638,233	3,254,885	4,095,875	704,454	292,987	19,536,434
	2021	1,500,000	—	9,150,899	3,041,960	5,250,000	798,423	265,524	20,006,806
	2020	1,250,000	1,300,000	5,989,727	6,006,842	200,000	338,576	221,570	15,306,715
(1)Mr. Hinrichs was appointed President and Chief Executive Officer on September 26, 2022. Mr. Pelkey was elected as Acting Chief Financial Officer on June 7, 2021 and as Executive Vice President and Chief Financial Officer on January 24, 2022. Mr. Fortune was elected as Executive Vice President and Chief Digital & Technology Officer on April 1, 2022. In accordance with SEC rules, no amounts are included for any NEO prior to the year in which he became an NEO.

75	2023 Proxy Statement

Compensation Discussion and Analysis
(2)Stock Awards – Amounts disclosed in this column are related to LTIP performance units, restricted stock units and restricted stock granted in 2020, 2021 and 2022, as applicable, and reflect the aggregate grant date fair value of such stock awards computed in accordance with FASB ASC Topic 718. For performance units, the grant date fair value is based on the probable outcome of performance conditions at the time of grant. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2022 Annual Report, which was filed with the SEC on February 15, 2023. If the highest level of performance under each LTIP cycle is achieved, the maximum grant date fair value of the performance units (which does not include stock options, restricted stock units or restricted stock) for each NEO by year of grant would be: (i) 2022, Mr. Hinrichs - $8,750,033, Mr. Foote - $16,063,722, Mr. Pelkey - $2,845,605, Messrs. Boone and Boychuk - $3,084,268 and Mr. Fortune - $2,546,929; (ii) 2021, Mr. Foote - $15,251,441, Mr. Pelkey - $1,230,538 and Messrs. Boone and Boychuk - $3,672,832; and (iii) 2020, Mr. Foote - $14,974,317 and Messrs. Boone and Boychuk - $3,403,227.
(3)Option Awards – The values included in this column represent the aggregate grant date fair value of non-qualified stock options granted to each NEO computed in accordance with FASB ASC Topic 718. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2022 Annual Report, which was filed with the SEC on February 15, 2023.
(4)Non-Equity Incentive Plan Compensation – The 2022 short-term incentive compensation (MICP) was paid on February 17, 2023 based on a 151% Company payout of the Target Incentive Opportunities for each NEO under the 2022 MICP.
(5)Change in Pension Value and Non-qualified Deferred Compensation Earnings – The values in this column reflect aggregate changes in the actuarial present value of pension benefits. The changes in values result from increases in each individual’s years of service, total cash compensation and revised mortality assumptions, as well as from an increase in the pension discount rate from 2.78% to 5.02%. CSX measured its pension values as of December 31, 2022. Messrs. Hinrichs and Fortune do not participate in the CSX Pension Plan.
(6)All Other Compensation – The values in this column for 2022 include amounts for personal usage of Company aircraft, financial planning/tax preparation services, annual health savings account contributions associated with participation in the medical plan, the Company’s match under the 401(k) and non-qualified deferred compensation plans, relocation expenses and the Company’s match for charitable contributions. For Mr. Hinrichs, the values in this column for 2022 include, along with the other items discussed above: $34,173 for Company-mandated personal use of Company aircraft, as described in the CD&A section; and a $50,000 property retention allowance and $7,500 for miscellaneous relocation expenses, both of which are included in the CSX Relocation Policy for management employees in a Head of Department or above role. The property retention allowance is calculated using a home appraisal on Mr. Hinrichs’ primary residence ordered by CSX’s relocation management company and is capped at $50,000. For Mr. Foote, the values in this column for 2022 include, along with the other items discussed above: $234,977 for Company-mandated personal use of Company aircraft, as described in the CD&A section; and a $43,473 non-qualified deferred contribution Company match. The aircraft usage amount was calculated using the aircraft variable cost of $3,461 and $6,314, depending upon the type of aircraft used, per hour for 2022. The aggregate incremental cost to the Company for use of the Company aircraft for personal travel is calculated by multiplying the hourly variable cost rate for the aircraft by the hours the executive used the aircraft.

76

Compensation Discussion and Analysis
2022 Grants of Plan-Based Awards Table
In 2022, the NEOs received grants of the plan-based awards as shown in the table below.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Awards (# of units)(2)			All Other Stock Awards (units)(3)	All Other Option Awards (#)(4)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (units)	Target (units)	Maximum (units)
Joseph R. Hinrichs	Sept. 26, 2022				0	127,598	318,995	127,598			7,000,026
		14,119	564,773	1,129,545
Sean R. Pelkey	Jan. 24, 2022							17,017			584,704
	Jan. 24, 2022								59,989	34.36	593,291
	Feb. 16, 2022				0	32,364	80,910	16,182			1,707,363
	Feb. 16, 2022								56,975	35.17	576,587
		13,500	540,000	1,080,000
Kevin S. Boone	Feb. 16, 2022				0	43,848	87,696	21,924			2,313,201
	Feb. 16, 2022								77,191	35.17	781,173
		18,125	725,000	1,450,000
Jamie J. Boychuk	Feb. 16, 2022				0	43,848	87,696	21,924			2,313,201
	Feb. 16, 2022								77,191	35.17	781,173
		18,125	725,000	1,450,000
Stephen Fortune	Apr. 1, 2022							36,755			1,305,170
	Apr. 29, 2022				0	29,667	74,168	14,834			1,528,165
		12,188	487,500	975,000
James M. Foote	Feb. 16, 2022				0	182,698	456,745	91,349			9,638,233
	Feb. 16, 2022								321,629	35.17	3,254,885
		67,813	2,712,500	5,425,000
(1)Estimated Possible Payouts Under Non-Equity Incentive Plan Awards – The amounts in these columns reflect the threshold, target and maximum payout opportunities for 2022 under the MICP based on the Target Incentive Opportunities for each NEO. The values reflect a threshold payout of 2.5% of each NEO’s Target Incentive Opportunity, a target payout of 100% of each NEO’s Target Incentive Opportunity and a maximum payout of 200% of each NEO’s Target Incentive Opportunity. The amounts actually paid for 2022 under the MICP are included in the “Summary Compensation Table.”
(2)Estimated Future Payouts Under Equity Incentive Plan Program – The amounts in these columns reflect the number of shares subject to performance units granted for the 2022-2024 LTIP cycle that are eligible to be earned and vest based on threshold, target and maximum achievement of pre-established financial performance goals. The Company’s performance over the 2022-2024 performance period will determine the number of shares that are paid out in respect of such performance units, which can range from 0% to 250% of the performance units subject to the grants. The 2022-2024 LTIP is designed to payout 0% at threshold, 100% at target and 200% at maximum. The number listed in the threshold column (0% of the total performance units subject to the grant) is the number of performance units that would be earned if the threshold performance level were achieved for only one of the financial performance measures. The NEOs also have a Relative TSR payout modifier applicable to the performance units based on a linear formula, which can increase or decrease the payout by as much as 25%, giving them a threshold payout of 0% and a maximum payout of 250%. The number listed in the threshold column (0% of the total performance units subject to the grant) is the number of performance units that would be earned if the threshold performance level were achieved for only one of the financial performance measures and the modifier is -25%. If both financial performance measures reach threshold performance level and the modifier is -25%, the resulting threshold payout would be 12.5% for the NEOs. The number listed in the maximum column (250% of the total performance units subject to the grant) is the number of performance units that would be earned if each metric pays out at a maximum of 200% and the modifier is +25%.

77	2023 Proxy Statement

Compensation Discussion and Analysis
(3)All Other Stock Awards – The amounts in this column represent the number of restricted stock units granted to Messrs. Pelkey, Boone, Boychuk and Foote on February 16, 2022. Restricted stock units were granted to Mr. Hinrichs on September 26, 2022. These units will vest on September 26, 2025, subject to the NEO’s continued employment through the applicable vesting date. The amount for Mr. Pelkey includes additional restricted stock units granted on January 24, 2022, in connection with his promotion to the position of Executive Vice President and Chief Financial Officer. Restricted stock units were granted to Mr. Fortune on April 1, 2022, in connection with his hire, and restricted stock units were granted on April 29, 2022, representing his proration into the 2022-2024 LTIP. The restricted stock units granted on April 1, 2022 will vest on a three-year graded vesting schedule on each of the first three anniversaries of the grant date, generally subject to the NEO’s continued service through the applicable vesting date.
(4)All Other Option Awards – The amounts in this column represent the number of non-qualified stock options granted to Messrs. Pelkey, Boone, Boychuk and Foote on February 16, 2022, which vest and become exercisable on a three-year graded vesting schedule. One third of these options will become exercisable on February 16, 2023, February 16, 2024 and February 16, 2025. These options were granted with an exercise price equal to the closing stock price on the date of grant of $35.17. The amount for Mr. Pelkey includes additional non-qualified stock options granted on January 24, 2022, as a result of him being named Executive Vice President and Chief Financial Officer. These options were granted with an exercise price equal to the closing stock price on the date of grant of $34.36.
(5)Grant Date Fair Value of Stock and Option Awards – The values in this column reflect the grant date fair value of performance units and non-qualified stock options granted in 2022, calculated in accordance with FASB ASC Topic 718 and, for performance units, based on the probable outcome of the performance conditions (which is the target). For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2022 Annual Report, which was filed with the SEC on February 15, 2023, and, for the grant date value of the performance units if maximum levels of performance are achieved, see footnote 3 to the “Summary Compensation Table.”

78

Compensation Discussion and Analysis
2022 Outstanding Equity Awards at Fiscal Year-End
The table below presents information pertaining to all outstanding equity awards held by the NEOs as of December 31, 2022. Stock awards are comprised of outstanding performance units, non-qualified stock options, restricted stock units and restricted stock.

	Option Awards				Stock Awards
Name	Options Exercisable	Options Unexercisable(1)	Option Price ($)	Option Expiration Date	Shares Not Vested(2)	Market Value ($)(3)	Equity Incentive Awards Not Vested(4)	Market Value ($)(5)
Joseph R. Hinrichs	—	—	—		127,598	3,952,986	127,598	3,952,986

Sean R. Pelkey	2,223	—	16.13	2/22/27	41,209	1,276,655	48,378	1,498,750
	10,632	—	17.94	2/6/28
	9,429	—	22.70	2/6/29
	13,230	6,618	26.50	2/18/30
	2,565	5,136	29.49	2/9/31
	7,389	14,784	33.21	6/4/31
	—	59,989	34.36	1/24/32
	—	56,975	35.17	2/16/32
Kevin S. Boone	15,969	—	17.59	10/1/27	46,833	1,450,886	93,666	2,901,773
	15,084	—	17.94	2/6/28
	13,455	—	22.70	2/6/29
	246,507	—	23.48	12/4/29
	144,618	72,309	26.50	2/18/30
	31,050	62,100	29.49	2/9/31
	—	77,191	35.17	2/16/32
Jamie J. Boychuk	12,261	—	17.99	5/26/27	46,833	1,450,886	93,666	2,901,773
	12,858	—	17.94	2/6/28
	16,218	—	22.70	2/6/29
	240,000	—	26.31	4/17/29
	144,618	72,309	26.50	2/18/30
	31,050	62,100	29.49	2/9/31
	—	77,191	35.17	2/16/32
Stephen Fortune	—	—	—		51,589	1,598,227	29,667	919,084

James M. Foote	228,120	—	17.64	10/25/27	—	—	390,271	12,090,596
	726,687	—	17.94	2/6/28
	686,499	—	22.70	2/6/29
	636,318	318,159	26.50	2/18/30
	129,372	258,747	29.39	2/10/31
	—	321,629	35.17	2/16/32

79	2023 Proxy Statement

Compensation Discussion and Analysis
(1)Number of Securities Underlying Unexercised Options (Unexercisable) – All stock options were granted 10 years prior to the Option Expiration Date listed in the table above. The stock options granted to all NEOs prior to 2019, to Mr. Boychuk on April 17, 2019 and to Mr. Boone on December 4, 2019, in each case, vest and become exercisable on the third anniversary of the date of grant, generally subject to the NEO’s continued service through the applicable vesting date. The stock options granted to Mr. Pelkey on January 24, 2022 vest and become exercisable on a graded vesting schedule, with 50% vesting on the second anniversary of the grant date and 50% vesting on the third anniversary of the grant date. The other stock options granted to the NEOs in 2020, 2021, and 2022 vest and become exercisable on a three-year graded vesting schedule on each of the first three anniversaries of the grant date, generally subject to the NEO’s continued service through the applicable vesting date.
(2)Number of Shares or Units of Stock That Have Not Vested – The units reflected in this column represent restricted stock units granted: on January 24, 2022 to Mr. Pelkey that vest 50% on January 24, 2024 and 50% on January 24, 2025; on April 1, 2022 to Mr. Fortune that vest one-third on April 1, 2023, one-third on April 1, 2024 and one-third on April 1, 2025; and on September 26, 2022 to Mr. Hinrichs that vest on September 26, 2025. Vesting of all outstanding awards are generally subject to the NEO’s continued service through the applicable vesting date. This column also includes restricted stock units granted under the 2021-2023 LTIP cycle and the 2022-2024 LTIP cycle. No RSUs were granted to NEOs under the 2020-2022 LTIP cycle.
(3)Market Value of Shares or Units of Stock That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 30, 2022 (the last trading day of 2022) of $30.98.
(4)Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested – The amounts reflected in this column represent performance units granted under the 2021-2023 and 2022-2024 LTIPs. The number of performance units shown is equal to the target number of performance units granted under the 2021-2023 LTIP cycle and the 2022-2024 LTIP cycle. These performance units are eligible to be earned and vest based on achievement of Company performance measures over the applicable performance period. Performance units granted under the 2020-2022 LTIP cycle are considered earned as of December 31, 2022 and are included in the “2022 Option Exercises and Stock Vested” table below.
(5)Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 30, 2022 (the last trading day of 2022) of $30.98 per share.

80

Compensation Discussion and Analysis
2022 Option Exercises and Stock Vested Table
The table below presents the value of performance units, restricted stock units and restricted stock that vested in 2022, and the non-qualified stock options that were exercised in 2022.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise(1)	Value Realized on Exercise	Shares Acquired on Vesting(2)	Value Realized on Vesting(3)
Joseph R. Hinrichs	—	—	—	—
Sean R. Pelkey	—	—	10,816	330,472
Kevin S. Boone	—	—	87,916	2,656,905
Jamie J. Boychuk	—	—	88,225	2,667,504
Stephen Fortune	—	—	—	—
James M. Foote	—	—	575,359	17,509,038
(1)Shares Acquired on Exercise – No stock options were exercised in the 2022 plan year.
(2)Shares Acquired on Vesting – Shares acquired through stock awards include: (i) performance units that were paid out pursuant to the 2020-2022 LTIP; (ii) restricted stock units that vested in February 2022 pursuant to the 2019-2021 LTIP; and (iii) outstanding restricted stock units granted to Mr. Foote pursuant to the 2021-2023 and 2022-2024 LTIP cycles, since there are no further conditions on his receiving the shares per his employment letter.
(3)Value Realized on Vesting – The values in this column reflect: (i) the number of performance units paid out pursuant to the 2020-2022 LTIP cycle multiplied by $30.15, the closing price of the Company’s common stock on January 26, 2023, which is the date the performance units were paid out; (ii) the aggregate number of shares of restricted stock units that vested on February 6, 2022 multiplied by $34.30, the closing price of CSX common stock on the applicable vesting date; and (iii) the aggregate number of shares of restricted stock units granted to Mr. Foote pursuant to the 2021-2023 and 2022-2024 LTIP cycles multiplied by $30.98, the closing price of the Company’s common stock on December 30, 2022 (the last trading day of 2022).

81	2023 Proxy Statement

Compensation Discussion and Analysis
2022 Pension Benefits Table
As described below, CSX maintains closed defined benefit pension plans (qualified and non-qualified) under which the NEOs are eligible for benefits.

Name	Plan Name	Years Credited Service	Present Value Accumulated Benefits ($)(2)	Payments During Last FY
Joseph R. Hinrichs(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Sean R. Pelkey	Qualified Pension Plan	17.500	270,276	—
	Non-qualified Special Retirement Plan	17.500	230,994	—
Kevin S. Boone	Qualified Pension Plan	5.333	130,688	—
	Non-qualified Special Retirement Plan	5.333	433,798	—
Jamie J. Boychuk	Qualified Pension Plan	5.667	138,307	—
	Non-qualified Special Retirement Plan	5.667	444,915	—
Stephen Fortune(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
James M. Foote	Qualified Pension Plan	5.250	169,139	—
	Non-qualified Special Retirement Plan	5.250	2,656,862	—
(1)Messrs. Hinrichs and Fortune do not participate in the pension plans, based on their hire date; more information on the qualified Pension Plan can be found under the “Benefits” subsection of the CD&A section beginning on page 72 of this Proxy Statement. They instead receive a non-elective contribution of 3% of base pay and actual bonus into their CSXtra 401(k) Plan accounts and Executive Deferred Compensation Plan (EDCP) accounts.
(2)For each of the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service. More information on the qualified Pension Plan can be found under the “Benefits” subsection of the CD&A beginning on page 72 of this Proxy Statement.
2022 Non-qualified Deferred Compensation Table
The following table presents a summary of 2022 contributions made under the EDCP, as well as associated 2022 earnings, distributions and year-end balances. Two types of deferrals are represented below: cash and CSX stock deferrals. Cash deferrals include deferred portions of an NEO’s base salary and short-term incentive payments. CSX stock deferrals include deferred portions of compensation payable in the form of CSX common stock.

Name	Executive Contributions Last Fiscal Year(1)	Registrant Contributions Last Fiscal Year(2)	Aggregate Earnings Last Fiscal Year(3)	Aggregate Distributions Last Fiscal Year	Aggregate Balance Last Fiscal Year-End
Joseph R. Hinrichs	10,950	6,388	(101)	—	17,237
Sean R. Pelkey	29,950	8,975	(1,422)	—	37,503
Kevin S. Boone	25,150	14,671	(19,216)	—	102,512
Jamie J. Boychuk	25,150	14,671	(8,210)	—	73,338
Stephen Fortune	—	—	—	—	—
James M. Foote	92,750	43,473	(133,222)	—	689,606
(1)Executive Contributions in the Last Fiscal Year – The values in this column reflect salary deferred by the NEOs in 2022, under the EDCP. These amounts are also included in the “Salary” column of the “Summary Compensation Table.”
(2)Company Contributions in the Last Fiscal Year – Company contributions in 2022 are also reported in the “All Other Compensation” column of the “Summary Compensation Table.”
(3)Aggregate Earnings in the Last Fiscal Year – Earnings on cash deferrals include the total gains and losses credited in 2022 based on participant investment elections.

82

Compensation Discussion and Analysis
Potential Payouts Under Change-of-Control Agreements
The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2022, under his change-of-control agreement upon the hypothetical termination of employment following a change of control: (i) by CSX other than for cause or disability; (ii) by the NEO for good reason; or (iii) upon a constructive termination. The definitions of “change of control”, “cause”, “disability”, “good reason” and “constructive termination” are set forth in the change-of-control agreements. No payments have been made to any NEO pursuant to the change-of-control agreements. In addition, no hypothetical amounts are included for Mr. Foote, whose actual termination payments are described below.

Name	Severance ($)(1)	Pro-Rata Bonus Payment ($)(2)	Equity ($)(3)	Welfare Benefit Values ($)(4)	Outplacements ($)(5)	Aggregate Payments ($)
Joseph R. Hinrichs	10,500,000	852,806	7,905,972	58,679	40,000	19,357,457
Sean R. Pelkey	3,408,600	815,400	3,416,763	81,108	40,000	7,761,871
Kevin S. Boone	4,335,500	1,094,750	10,410,262	81,108	40,000	15,961,620
Jamie J. Boychuk	4,335,500	1,094,750	9,621,679	80,078	40,000	15,172,007
Stephen Fortune	3,887,000	736,125	2,517,311	81,108	40,000	7,261,544
(1)Severance – Represents a cash severance payment equal to 3 times the sum of the annual base salary and “target bonus” for Mr. Hinrichs, and 2.99 times the sum of annual base salary and “target bonus” for all other NEOs.
(2)Pro-rata Bonus Payment – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s payout percentage (151% of target for 2022). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated.
(3)Equity – Represents the value of outstanding equity awards that would vest in connection with the transaction, including LTIP performance units based on 100% attainment of target levels under the 2020-2022, 2021-2023 and 2022-2024 LTIPs and the closing price of the Company’s common stock on December 30, 2022 (the last trading day of 2022) of $30.98 per share.
(4)Welfare Benefit Values – Estimated values associated with the continuation of medical, prescription, dental, disability, employee life, group life, accidental death and travel insurance for three years post-termination following a change of control.
(5)Outplacements – Values associated with outplacement services at a cost to CSX of $40,000 for each NEO.
Benefits Provided Following a Change of Control
Each change-of-control agreement provides that, for a period of three years after a change of control (or, if later, 12 months following the final decision by an agency of a regulated business combination) (the “Employment Period”), CSX is required to:
■pay the executive an annual base salary that is at least equal to the highest base salary payable to the executive in the 12-month period immediately preceding the Employment Period (although certain reductions in salary that are also applicable to similarly-situated Company executives may be permitted);
■provide the executive with an opportunity to earn an annual incentive payment at a minimum, target and maximum level that is not less favorable than the executive’s opportunity to earn such annual incentives prior to the Employment Period (although certain reductions also applicable to similarly-situated Company executives may be permitted); and
■ensure the executive is eligible to participate in incentive, retirement, health and group benefits and other retirement–related benefit plans and to benefit from paid vacation and other policies of CSX and its affiliates, on a basis not less favorable than the benefits generally available to the executive before the Employment Period (or the benefits generally available to other executives at any time after the beginning of the Employment Period, whichever is more favorable).

83	2023 Proxy Statement

Compensation Discussion and Analysis
Benefits Provided if the NEO’s Employment is Terminated Following a Change of Control
Each change-of-control agreement provides that CSX will pay to the NEO the severance benefits described below if, during the Employment Period, CSX terminates the NEO’s employment other than for cause or disability, if the NEO resigns for good reason or upon a constructive termination (as such terms are defined in the change-of-control agreements). An NEO whose employment is terminated without cause in anticipation of a change of control is also entitled to the following benefits.
Cash Severance Payment — A lump sum cash severance payment equal to the sum of the following:
■the NEO’s “annual bonus” based upon the NEO’s target incentive opportunity and the plan’s achievement percentage prorated for the number of days in the calendar year prior to a termination of employment; and
■3 times the sum of the annual base salary and “target bonus” for Mr. Hinrichs, and 2.99 times the sum of the annual base salary and “target bonus” for all other NEOs.
Medical and Other Group Benefits — The equivalent of continued medical and life insurance and other health and group benefits coverage for three years after termination of employment at a level at least as favorable as the benefits provided to the NEO during the Employment Period (or the benefits then generally available to other executives, whichever is more favorable).
Outplacement — Outplacement services at a cost to CSX of $40,000.
Other Change-of-Control Benefits
Pursuant to the terms of the Stock Plan, in the event of a termination of employment, by CSX without cause or by the NEO for good reason, in either case, within three years following a change of control:
■performance-based equity awards are deemed earned at target levels and cancelled in exchange for a cash payment equal to the fair market value of a share multiplied by the shares subject to the awards at target levels;
■restricted stock units and unvested stock options are cancelled in exchange for a cash payment equal to the fair market value of a share, minus the exercise price, if applicable, multiplied by the number of shares subject to the award; and
■restricted stock vests in full.
Impact of a Change of Control on Deferred Compensation and Retirement Plan Benefits
In accordance with the terms of the EDCP, distribution of the entire account balance shall be made to participants upon a change of control (as defined in the EDCP). The Special Retirement Plan also contains certain change-of-control provisions.
No Tax Gross-Ups for Excess Parachute Payments
The Company does not provide gross-up payments for excess parachute excise taxes. Rather, the change-of-control agreements provide that the Company will give the best-net-benefit—meaning that, to the extent an NEO would have a higher net after-tax benefit if his payments were reduced so as to avoid excise taxes due to an excess parachute payment, the payments will be automatically adjusted downward to prevent an excess parachute payment. No amounts are reduced in any of the tables to give effect to any such reduction.

84

Compensation Discussion and Analysis
Post-Employment Compensation – Termination without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change of Control)
The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2022, under the applicable severance arrangement assuming the NEO was terminated “without cause” by the Company or by the executive for “good reason”.

Name	Severance ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Other Compensation ($)(4)	Total Compensation Payable ($)
Joseph R. Hinrichs	7,000,000	805,104	—	852,806	67,312	8,725,222
Sean R. Pelkey	1,140,000	1,289,301	350,084	815,400	75,172	3,669,957
Kevin S. Boone	1,450,000	3,756,263	3,479,819	1,094,750	75,172	9,856,004
Jamie J. Boychuk	1,450,000	3,756,263	2,691,236	1,094,750	74,829	9,067,078
Stephen Fortune	1,300,000	863,936	2,691,236	736,125	75,172	5,666,469
(1)Severance – Per his employment agreement, Mr. Hinrichs would receive two times his annual salary plus two times his target annual bonus. As a result of his retirement on December 31, 2022, Mr. Foote did not receive a severance payment. All other NEOs would receive one times their base salary plus one times their target annual bonus, as determined by the executive severance plan established in September 2022.
(2)Stock and Option Awards – This includes a prorated amount of all outstanding equity awards as of December 31, 2022. However, all equity would be settled according to each grant’s original vesting schedule. All performance unit calculations in the table assume a target performance; however, actual vesting would be based on Company performance. All equity awards have been valued using the closing stock price on December 30, 2022 (the last trading day of 2022) of $30.98. The option awards have been calculated using the difference between the respective grant’s exercise price and the closing stock price on December 31, 2022, multiplied by the prorated number of options held by the NEO. The prorated options would remain outstanding until the end of their originally scheduled term.
(3)Non-Equity Incentive Plan Compensation – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s payout percentage (151% of target for 2022, as described above). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated.
(4)Other Compensation – Each NEO would be eligible to receive outplacement and financial planning services of $40,000 and $12,000, respectively. In addition, each would also have the option to continue their medical and dental benefits if they elected to receive their severance as monthly installments over the period their monthly severance payments are made.
Post-Employment Compensation for Former CEO James M. Foote
In connection with our hiring of Mr. Hinrichs as CSX President and CEO, we entered into a six-month transition and consulting agreement with Mr. Foote during which he would receive the following compensation:
■His continued base salary through his December 31, 2022 retirement date and an annual bonus for 2022 of $4,095,875 based on actual performance in accordance with the Company’s Management Incentive Compensation Plan (MICP).
■A monthly fee of $350,000 for consulting services rendered for the period January 1, 2023 to March 31, 2023, which represents a continuation of his 2022 base salary and target MICP opportunity for the three-month consulting period. These payments will be made in arrears.
■Continued vesting of all outstanding unvested stock awards and option awards granted as part of the Company’s Long-Term Incentive Plan (LTIP) with a total value of $52,572,608, based on the closing stock price on December 30, 2022 (the last trading day of 2022) of $30.98.
■Reimbursement for all reasonable travel and other expenses incurred in performing transition and consulting services.
The Committee made the decision to retain Mr. Foote as a Special Advisor through the end of 2022, after Mr. Hinrichs was appointed as the new CSX President and CEO in September 2022, to ensure a smooth leadership transition and so that Mr. Foote could provide his decades-long knowledge from his railroad industry experiences as a resource to the Company and Mr. Hinrichs. The Committee decided that Mr. Foote should receive the same base salary for the brief period from September 26, 2022 to December 31, 2022 when Mr. Foote remained an employee given Mr. Foote's significant experience in the industry and pivotal role in the transformation of CSX's business over the past several years. For these same reasons and given the Board’s expectation that Mr. Foote would continue to work closely with Mr. Hinrichs to provide insight and advice on CSX’s business and stakeholders, the Committee also made the decision to provide Mr. Foote with payments for his consulting services rendered to the Company from January 1, 2023 to March 31, 2023. Such structure was designed to ensure at least six months of support from Mr. Foote during this changeover. The Committee believed that shareholders would benefit from Mr. Foote’s availability to CSX and Mr. Hinrichs, to transition customer and investor relationships among others, to position CSX and Mr. Hinrichs for future growth and success following his retirement.

85	2023 Proxy Statement

As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, the Company is providing the following information about the ratio of the annual total compensation of CSX’s median employee and the annual total compensation of Mr. Hinrichs. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2022, the last completed fiscal year:

■The annual total compensation of the individual identified as the Company’s median employee, other than the CEO, was $118,048. This represents an increase of $10,276 or 10% compared to 2021.
■The annual total compensation of the CEO was $11,632,696. For the purpose of determining our CEO’s annual total compensation, we elected to use the annualized compensation of Mr. Hinrichs, who was hired on September 26, 2022 and serving as our CEO on December 31, 2022. Mr. Foote stepped down from the role of CEO in September 2022, and retired on December 31, 2022.
■Based on this information, the ratio for 2022 of the annual total compensation of Mr. Hinrichs to the annual total compensation of the median employee was 99 to 1.

The Company identified a new median employee as of year-end 2022. To identify the median employee, as well as to determine the annual total compensation of Mr. Hinrichs, the following analysis occurred:
1.As of December 31, 2022, the Company’s employee population consisted of more than 22,500 employees.
2.The median employee was identified by using 2022 Medicare Wages for all individuals, excluding Mr. Hinrichs, that were reflected in the Company’s payroll records as reported to the Internal Revenue Service on Forms W-2 for 2022.
3.All employees who were full-time, part-time or seasonal, including management and union, as well as furloughed employees who received any wages within the calendar year, were included in the analysis. Employees from the Company’s consolidated subsidiaries were also included. In accordance with SEC rules, all non-U.S. employees were excluded from the analysis. As of December 31, 2022, we employed 37 non-U.S. employees, all in Canada, which represented less than 1% of our overall employee population.
4.Annualized compensation was determined for any full or part-time employees who were employed at year-end but did not work for the Company the entire fiscal year, including those who were furloughed for part of the year. No cost of living or other adjustments were made to compensation.
5.The use of Medicare Wages is a consistently applied measure that includes all forms of taxable compensation, which we believe is most representative of the Company’s employee base since there are union and management workforces.
6.Once the median employee was identified, the Company determined the sum of all elements of such employee’s compensation for 2022, in accordance with Item 402(c)(2)(x) of Regulation S-K, which resulted in annual total compensation of $118,048. The difference between such employee’s base salary, wages and overtime pay ($93,174) and the employee’s total annual compensation ($118,048) was the value of the health care benefits for the employee and eligible dependents, which was $24,874.
7.The annual total compensation of $11,632,696 for Mr. Hinrichs includes the amount reported in the “Total” column of the “Summary Compensation Table” included in this Proxy Statement, which was determined in accordance with Item 402(c)(2)(x) of Regulation S-K.

86

The following table sets forth the compensation for our Principal Executive Officers (the “PEOs”) and the average compensation for our other NEOs, both as reported in the “Summary Compensation Table” and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2022, 2021 and 2020. The table also provides information on our cumulative total shareholder return (“TSR”), TSR for our peer group, Net Income and CSX Cash Earnings.

Year (a)	Summary Compensation Table Total for Current PEO(1) (b)	Compensation Actually Paid to Current PEO(2) (c)	Summary Compensation Table Total for Former PEO(1) (b1)	Compensation Actually Paid to Former PEO(2) (c1)	Average Summary Compensation Table Total for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income(4) (in Millions) (h)	CSX Cash Earnings(5) (in Millions) (i)
							Total Shareholder Return (f)	Peer Group Total Shareholder Return(3) (g)
2022	$8,348,517	$9,301,674	$19,536,434	$9,694,786	$4,856,562	$3,422,243	$137	$128	$4,166	$2,955
2021	N/A	N/A	$20,006,806	$32,556,244	$4,076,812	$6,737,795	$160	$134	$3,781	$2,472
2020	N/A	N/A	$15,306,715	$28,736,814	$3,586,272	$6,163,283	$127	$111	$2,765	$1,761
(1)This table reflects the amounts reported in the “Summary Compensation Table” for Joseph R. Hinrichs, our current PEO, and James M. Foote, our former PEO, for each of the years listed. The non-PEO NEOs for whom the average compensation is presented in this table are: (i) for fiscal 2022, Messrs. Pelkey, Boone, Boychuk and Fortune; (ii) for fiscal 2021, Messrs. Pelkey, Boone, Boychuk, Goldman and Wallace and Ms. Sorfleet; (iii) and for fiscal 2020, Messrs. Boone, Boychuk, Goldman and Wallace.

87	2023 Proxy Statement

Pay-Versus Performance
(2)Compensation “actually paid” for the PEOs and average compensation “actually paid” for the non-PEO NEOs in 2022, 2021 and 2020 reflect the respective amounts set forth in columns (b), (b1) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year.

	Calculation for Current PEO			Calculation for Former PEO			Calculation for Average of Non-PEO NEOs
Calculation of Compensation “Actually Paid”	Year 2020 ($)	Year 2021 ($)	Year 2022 ($)	Year 2020 ($)	Year 2021 ($)	Year 2022 ($)	Year 2020 ($)	Year 2021 ($)	Year 2022 ($)
Summary Compensation Table Total	N/A	N/A	8,348,517	15,306,715	20,006,806	19,536,434	3,586,272	4,076,812	4,856,562
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	N/A	N/A	(7,000,026)	(11,996,569)	(12,192,859)	(12,893,118)	(2,590,164)	(2,359,343)	(3,121,007)
Plus Fair Value for Awards Granted in the Covered Year	N/A	N/A	7,953,183	15,823,776	17,440,890	11,220,663	3,505,606	3,329,128	2,736,407
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	N/A	N/A	—	1,040,047	(137,809)	(960,026)	(160,466)	(15,856)	(108,100)
Change in Fair Value of Outstanding Unvested Awards from Prior Years	N/A	N/A	—	8,607,449	7,942,001	(6,885,373)	1,833,620	1,799,713	(876,674)
Less Fair Value of Awards Forfeited during the Covered Year	N/A	N/A	—	—	—	—	—	—	—
Plus Fair Value of Incremental Dividends of Earnings Paid on Stock Awards	N/A	N/A	—	—	—	—	—	—	—
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	N/A	N/A	—	(338,576)	(798,423)	(704,454)	(93,643)	(168,385)	(125,379)
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	N/A	N/A	—	293,972	295,638	380,660	82,057	75,725	60,434
Compensation “Actually Paid”	N/A	N/A	9,301,674	28,736,814	32,556,244	9,694,786	6,163,283	6,737,795	3,422,243
Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.
(3)Peer Group Total Shareholder Return is based on the S&P 500 Industrials Index, which is a peer group disclosed in the CD&A section of this Proxy Statement used by CSX to help determine executive pay.
(4)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2022, 2021 and 2020.
(5)We determined CSX Cash Earnings (CCE) to be the “most important” financial performance measure used to link performance to “Compensation Actually Paid” to our PEO and other NEOs in fiscal 2022, in accordance with Item 402(v) of Regulation S-K. CCE is a cash-flow based measure that incentivizes strategic investments earning more than the required return. CCE equals CSX’s gross cash earnings (after-tax EBITDA) minus the required return on gross operating assets.

88

Pay-Versus Performance
CEO Pay-for-Performance Alignment
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs, the Company’s cumulative TSR and the peer group’s cumulative TSR over the three-year period from 2020 through 2022. The peer group TSR is based on the S&P 500 Industrials Index.

PEO and Average NEO "Compensation Actually Paid"
Versus Company TSR and Peer Group TSR, 2020-2022
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
"Compensation Actually Paid" ($000s)
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
$137
$128
$9,302
$9,695
$3,422
$160
$134
$32,556
$6,738
$127
$111
$28,737
$6,163
2022
2021
2020
Fiscal Year
PEO "Compensation Actually Paid"
Former PEO "Compensation Actually Paid"
NEO "Compensation Actually Paid"
Company TSR
Peer Group TSR

89	2023 Proxy Statement

Pay-Versus Performance
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs and our net income during fiscal years 2020 through 2022.

PEO and Average NEO "Compensation Actually Paid"
Versus Company Net Income, 2020-2022
"Compensation Actually Paid" ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Net Income ($MM)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$9,302
$9,695
$3,422
$4,166
$32,556
$6,738
$3,781
$28,737
$6,163
$2,765
2022
2021
2020
Fiscal Year
PEO "Compensation Actually Paid"
Former PEO "Compensation Actually Paid"
Average NEO "Compensation Actually Paid"
Company Net Income

The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs and CSX Cash Earnings (CCE) during fiscal years 2020 through 2022.

PEO and Average NEO “Compensation Actually Paid”
Versus CSX Cash Earnings (CCE), 2020-2022
“Compensation Actually Paid” ($000s)
CSX Cash Earnings (CCE)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$9,302
$9,695
$3,422
$2,955
$32,556
$2,472
$6,738
$28,737
$1,761
$6,163
2022
2021
2020
Fiscal Year
PEO “Compensation Actually Paid”
Former PEO “Compensation Actually Paid”
Average NEO “Compensation Actually Paid”
Company CSX Cash Earnings (CCE)

90

Pay-Versus Performance
Fiscal 2022 Tabular List of Most Important Financial Performance Measures
While CSX Cash Earnings (CCE) is shown in the pay-versus-performance table above, the following seven (plus two supplemental, as noted below) performance measures are all important and key to the Company’s success. These measures are included in the short and long-term incentive plans to ensure alignment between the goals of the NEOs to the business strategies. The measures in this table are not ranked.

Most Important Performance Measures	Importance to the Company
Average Annual Operating Income Growth Rate Percentage	■Measures the average increase in operating income for each year of the LTIP cycle ■Aligns with the Company’s objective of profitable growth
CSX Cash Earnings (CCE)
■Measures the Company’s ability to grow operating income while remaining focused on cost control and asset utilization
■Encourages investments in growth projects that earn more than an expected rate of return

Relative Total Shareholder Return (Relative TSR)	■Designed to appropriately align NEO payouts with share price performance relative to a transportation-related peer group
Operating Income	■Used to gauge the general health of the Company and to quantify operating profit margin ■Aligns with the Company’s objective of profitable growth
Operating Ratio	■Key indicator of the Company’s efficiency ■Encourages the Company to deliver results that grow the business while optimizing assets
Initiative-Based Revenue Growth	■Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers ■Directly supports profitable growth by driving operating income
Safety
■Reinforces the critical importance on ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate

Trip Plan Compliance (supplemental)	■Ensures the Company successfully executes the service plan for customers’ shipments based on our commitments ■Focuses on reliable and accurate service for customers
Fuel Efficiency (supplemental)	■Indicates the Company’s fuel productivity over the distance traveled ■Supports environmental stewardship by reducing carbon emissions

91	2023 Proxy Statement

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2022.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in thousands)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (in thousands)(1)
Equity compensation plans approved by security holders	13,400	$24.03	32,577
Equity compensation plans not approved by security holders	0	0	0
TOTAL	13,400	$24.03	32,577
(1)The number of shares remaining available for future issuance under plans approved by shareholders includes 32,577,073 shares available for grant in the form of stock options, performance units, restricted stock, restricted stock units, stock appreciation rights and stock awards pursuant to the Stock Plan.

92

Security Ownership of Management and Certain Beneficial Owners
The following table sets forth, as of March 1, 2023, the beneficial ownership of CSX common stock by each director, director nominee and NEO, and the directors and executive officers of the Company as a group. The business address of each of the Company’s directors and executive officers is CSX Corporation, 500 Water Street, Jacksonville, Florida 32202.

Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Shares for which Beneficial Ownership can be Acquired within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Donna M. Alvarado	377,352	0	377,352	*
Thomas P. Bostick	16,282	0	16,282	*
Steven T. Halverson	307,105	0	307,105	*
Paul C. Hilal(3)	1,501,786	0	1,501,786	*
Joseph R. Hinrichs	190,750	0	190,750	*
David M. Moffett	52,905	0	52,905	*
Linda H. Riefler	66,042	0	66,042	*
Suzanne M. Vautrinot	23,363	0	23,363	*
James L. Wainscott	26,221	0	26,221	*
J. Steven Whisler	189,181	0	189,181	*
John J. Zillmer	334,350	0	334,350	*
Kevin. S. Boone	182,487	595,772	778,259	*
Jamie J. Boychuk	189,877	586,094	775,971	*
Stephen Fortune	66,307	0	66,307	*
Sean R. Pelkey	91,395	81,040	172,435	*
James M. Foote	1,670,696	2,961,736	4,632,432	*
All current executive officers and directors as a group (a total of 19)	5,833,995	5,412,762	11,246,757	*
(1)Except as otherwise noted, the persons listed have sole voting power as to all shares reported, including shares held in trust under certain deferred compensation plans, and also have investment power except with respect to certain shares held in trust under deferred compensation plans, investment of which is governed by the terms of the trust.
(2)Based on 2,051,179,639 shares outstanding on March 1, 2023. An asterisk (*) indicates that ownership is less than 1% of class.
(3)By virtue of ultimately controlling various entities that hold shares of common stock in the Company, Mr. Hilal may be deemed to have the power to vote or direct the vote of the shares held by those entities.

93	2023 Proxy Statement

Ownership of Our Stock
The following table sets forth information regarding the beneficial ownership of CSX common stock as of March 1, 2023 for each person known to us to be the beneficial owner of more than 5% of the outstanding shares of CSX common stock.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	184,039,609	8.75%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	139,048,570	6.60%
(1)As disclosed in its Schedule 13G/A filed on February 9, 2023.
(2)As disclosed in its Schedule 13G/A filed on February 7, 2023.

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Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons owning more than 10% of CSX common stock, to file certain reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of Forms 3, 4 and 5, and amendments thereto received by us, the Company believes that all reports required to be filed under Section 16(a) were made on a timely basis with respect to transactions that occurred during fiscal 2022, with the exception of untimely Forms 4, due to administrative oversight, filed by Jamie J. Boychuk on July 5, 2022, J. Steven Whisler on November 8, 2022 and Stephen Fortune on November 17, 2022.

95	2023 Proxy Statement

Notice of Electronic Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 10, 2023. This Proxy Statement and the 2022 Annual Report are available at www.proxyvote.com.
As permitted by rules adopted by the SEC, we are making our proxy materials available to our shareholders electronically via the Internet. We have mailed many of our shareholders a Notice containing instructions on how to access this Proxy Statement and the 2022 Annual Report, and how to vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and the 2022 Annual Report. The Notice also instructs you on how you may submit your voting instructions. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.
Annual Report on Form 10-K
The 2022 Annual Report (without exhibits) is available on www.csx.com. The 2022 Annual Report (with exhibits) is also available on the website maintained by the SEC (www.sec.gov). The information on or accessible through our website is not part of this Proxy Statement. You may submit a request for a printed version of the 2022 Annual Report in one of the following manners:
■send your request by mail to CSX Corporation, Shareholder Relations, 500 Water Street, Jacksonville, Florida 32202; or
■call CSX Shareholder Relations at (904) 359-3256.
March 24, 2023
By Order of the Board of Directors
Nathan D. Goldman
Executive Vice President – Chief Legal Officer
and Corporate Secretary

96

Additional Information
Other Matters
Except as described below, management and the Board of Directors are not aware of any matters that may properly be brought before the Annual Meeting other than the matters referred to in the Notice of the Annual Meeting and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, or any adjournment thereof, the persons appointed in the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.
Householding of Proxy Materials
The SEC’s rules permit companies and intermediaries (e.g., brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as householding, potentially means extra convenience for security holders and cost savings for companies.
As in prior years, a number of brokers with account holders who are CSX shareholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to CSX shareholders, a single copy of the proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Shareholders who participate in householding continue to receive separate proxy cards, voting instructions or notices of availability, as applicable, which will allow each individual to vote independently.
If you are a registered shareholder currently participating in householding and wish to receive a separate copy of the proxy materials, or if you would like to opt out of householding for future deliveries of your annual proxy materials, please contact us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256. If a separate copy of this Proxy Statement and the 2022 Annual Report is requested for the Annual Meeting, it will be mailed promptly following receipt of the request.
A street name shareholder who received a copy of the proxy materials at a shared address may also request a separate copy of the Proxy Statement and the 2022 Annual Report by contacting us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256.
Street name shareholders sharing an address who received multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank or other nominee to make this request. If you would like to opt out of householding for future deliveries of your proxy materials, please contact your broker, bank or other nominee.
Note about the CSX Website and ESG Reports
Web addresses to the CSX website throughout this document are provided for convenience only. Please note that information on or accessible through the CSX website is not part of, or incorporated by reference into, this Proxy Statement.
The ESG Reports mentioned in this Proxy Statement, or any other information from the CSX website, are not part of, or incorporated by reference into, this Proxy Statement. Some of the statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change and provide aspirational goals that are not intended to be promises or guarantees. Inclusion of metrics or other information in such reports is not intended to imply that such information is material to CSX. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.

97	2023 Proxy Statement

Q: What is the purpose of the Annual Meeting?
A:At the Annual Meeting, shareholders will act upon the matters outlined in the “Notice of 2023 Virtual Annual Meeting of Shareholders” above, including the election of the 11 director nominees named in this Proxy Statement, the ratification of the appointment of EY as the Independent Registered Public Accounting Firm of CSX for 2023, the consideration of an advisory (non-binding) vote on compensation for our NEOs and the consideration of an advisory (non-binding) vote concerning the frequency of future votes on executive compensation.
Q: How can I participate in the Annual Meeting?
A:This year, CSX will host our virtual Annual Meeting at 10:00 a.m. (EDT) on Wednesday, May 10, 2023. There will be no physical location for shareholders to attend. Shareholders may participate online at www.virtualshareholdermeeting.com/CSX2023. The Annual Meeting will begin promptly at 10:00 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time. Online access will be available beginning at 9:45 a.m. (EDT).
To participate in the Annual Meeting, including voting your shares electronically and submitting questions during the Annual Meeting, you will need the 16-digit control number included on your proxy card or on your voting instruction form, or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.
Q: How can I submit a question?
A:If you would like to submit a question, you may do so before or during the Annual Meeting. If you would like to submit your question 48 hours before the start of the meeting, you may log in to www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question and click “Submit.” Alternatively, if you would like to submit your question during the Annual Meeting, you may log in to the virtual meeting website at www.virtualshareholdermeeting.com/CSX2023 using your 16-digit control number, type your question into the “Ask a Question” field and click “Submit.”
We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit or reject redundant questions or questions that we deem profane or otherwise inappropriate. During the live Q&A session of the Annual Meeting, we will answer questions as they come in and address those asked in advance, as time permits. Shareholders will be limited to one question each unless time otherwise permits.

98

Annual Meeting Questions & Answers
Q: What is the benefit of a virtual meeting?
A:The Board of Directors believes that a virtual meeting format will provide the opportunity for full and equal participation by all shareholders, from any location around the world, while substantially reducing the costs associated with hosting an in-person meeting.
In order to encourage shareholder participation and transparency, CSX will:
■provide shareholders with the ability to submit appropriate questions in advance of the Annual Meeting to ensure thoughtful responses from management and the Board;
■provide shareholders with the ability to submit appropriate questions in real time during the Annual Meeting through the virtual meeting website;
■provide management with the ability to answer as many questions as possible in accordance with the meeting rules of conduct in the time allotted without discrimination; and
■publish all appropriate questions submitted in accordance with the Annual Meeting rules of conduct with answers following the Annual Meeting, including those not addressed directly during the Annual Meeting.
CSX has considered concerns raised by investor advisory groups and other shareholder rights advocates that virtual meetings may diminish shareholder voice or reduce accountability. Accordingly, we have designed our virtual meeting format to enhance, rather than constrain, shareholder access, participation and communication. CSX believes that our virtual meeting will afford a greater number of our shareholders the opportunity to participate in the Annual Meeting while still affording participants the same rights they would have had at an in-person meeting and substantially reducing the time and expense associated with holding an in-person meeting.
Q: What if I have technical difficulties or trouble accessing the virtual meeting?
A:We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page or at www.proxyvote.com. Technical support will be available starting at 9:00 a.m. EDT on May 10, 2023.
Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:In accordance with rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our 2022 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice, which was mailed to most of our shareholders, instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
Q: How do I get electronic access to the proxy materials?
A:The Notice provides you with instructions on how to:
■view CSX’s proxy materials for the Annual Meeting on the Internet; and
■instruct CSX to send future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of the printing and mailing of these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until terminated.

99	2023 Proxy Statement

Annual Meeting Questions & Answers
Q: Who is soliciting my vote?
A:Our Board of Directors is soliciting your vote on the matters being submitted for shareholder approval at the Annual Meeting. The Company will pay the costs of preparing proxy materials and soliciting proxies, including the reimbursement, upon request, of trustees, brokerage firms, banks and other nominee record holders for the reasonable expenses they incur to forward proxy materials to beneficial owners. In addition to using mail, proxies may be solicited in person, by telephone or by electronic communication by officers and employees of the Company acting without special compensation.
The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies for a fee of approximately $12,500, plus reimbursement expenses.
Q: Who is entitled to vote?
A:Only shareholders of record at the close of business on March 8, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof, unless a new record date is set in connection with any such adjournments or postponements. On March 8, 2023, there were issued and outstanding 2,048,431,781 shares of CSX common stock, the only outstanding class of voting securities of the Company.
Q: How many votes do I have?
A:You will have one vote for every share of CSX common stock you owned at the close of business on the Record Date.
Q: How many shares must be present to hold the Annual Meeting?
A:The Company’s bylaws provide that a majority of the outstanding shares of stock entitled to vote constitutes a quorum at any meeting of shareholders. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business. Abstentions and shares held of record by a broker, bank or other nominee that are voted on any matter are included in determining the number of shares present.
Your vote is important and we urge you to vote by proxy even if you plan to participate in the Annual Meeting.
Q: What are the vote requirements for each proposal?
A:Election of Directors. In an uncontested election, a director is elected by a majority of votes cast for his or her election by the shares entitled to vote at a meeting at which a quorum is present. In accordance with the Company’s Corporate Governance Guidelines, in an uncontested election, any incumbent director nominated for re-election as a director who is not re-elected in accordance with the Company’s bylaws is required to promptly tender his or her resignation for consideration following certification of the shareholder vote. For more information on the procedures in these circumstances, see CSX’s Corporate Governance Guidelines available on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.”
Other Proposals. The proposal to ratify the appointment of EY as the Company’s Independent Registered Public Accounting Firm for 2023 (Item 2) and the proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s NEOs (Item 3) will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. For the advisory (non-binding) vote concerning the frequency of future votes on NEO compensation (Item 4), if a majority is not received by any of the frequency choices, the frequency choice that receives a plurality of the votes cast will be considered the shareholders’ preferred frequency for holding future (non-binding) votes on executive compensation, which will be considered by the Board in selecting a frequency choice.
Abstentions are not considered votes cast on any proposal and will have no effect on the outcome of the vote for Items 1, 2, 3 or 4. Shares held by a broker, bank or other nominee for which the beneficial owner has not provided voting instructions cannot be voted by such bank, broker or other nominee on non-routine matters (“broker non-votes”), as described in greater detail below under “Will my shares be voted if I do not provide voting instructions to my broker?” As a result, “broker non-votes” are not considered votes cast on Items 1, 3 or 4 and will have no effect on the outcome of the vote. Brokers will have discretionary voting power regarding Item 2 in the event that beneficial owners, who own their shares in “street name”, do not provide voting instructions regarding Item 2.

100

Annual Meeting Questions & Answers
Q: How do I vote?
A:To vote by proxy, you must do one of the following:
Vote by Internet. If you are a shareholder of record, you can vote your shares via the Internet 24 hours a day by following the instructions on your proxy card or in the Notice. The website address for Internet voting is indicated on your proxy card or in the Notice. If you are a beneficial owner, or you hold your shares in “street name” (that is, through a bank, broker or other nominee), please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote via the Internet.
Vote by Telephone. If you are a shareholder of record, you can vote your shares by telephone 24 hours a day by calling 1-800-690-6903 on a touch-tone telephone. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name”, please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.
Vote by Mail. If you requested printed proxy materials and choose to vote by mail, complete, sign, date and return your proxy card in the postage-paid envelope provided if you are a shareholder of record or your voting instruction card if you hold your shares in “street name”. Please promptly mail your proxy card or voting instruction card to ensure that it is received prior to the Annual Meeting.
To vote during the Annual Meeting, you must visit www.virtualshareholdermeeting.com/CSX2023 at the time of the Annual Meeting and enter the 16-digit control number included on your proxy card, voting instruction form or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy as described above prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.
Q: Can I change my vote?
A:Yes. If you are a shareholder of record, you may change your vote or revoke your proxy any time before it is voted (i) by delivering written notice to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, (ii) by timely delivering a later-dated signed proxy card or written revocation or (iii) by a later vote via the Internet, by telephone or by voting at the Annual Meeting using the 16-digit control number included on your proxy card or on your Notice. If you hold your shares in “street name”, you should follow the instructions provided by your bank, broker or other nominee if you wish to change or revoke your vote.
Q: Will my shares be voted if I do not provide voting instructions to my broker?
A:If you hold your shares in “street name” through a bank, broker or other nominee, the bank, broker or other nominee is required to vote those shares in accordance with your instructions. If you do not give instructions to the banker, broker or other nominee, the bank, broker or other nominee will be entitled to vote your shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).
The proposal to ratify the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2023 is considered a routine matter for which a bank, broker or other nominee will have discretionary voting power if you do not give instructions with respect to this proposal. The proposals to (i) elect directors, (ii) vote on an advisory (non-binding) resolution on executive compensation and (iii) vote on an advisory resolution concerning the frequency of future advisory votes on executive compensation are non-routine matters for which a bank, broker or other nominee will not have discretionary voting power and for which specific instructions from owners who hold their shares in “street name” are required in order for a broker to vote your shares.
Q: What happens if I return my proxy card but do not give voting instructions?
A:If you are a shareholder of record and sign, date and return the proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
The Board unanimously recommends a vote:
1.FOR the election of the 11 director nominees named in this Proxy Statement;
2.FOR the ratification of the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2023;
3.FOR the approval, on an advisory (non-binding) basis, of the compensation of the named executive officers as disclosed in these materials; and
4.FOR the approval, on an advisory (non-binding) basis, of a frequency of EVERY YEAR for future advisory votes on executive compensation.

101	2023 Proxy Statement

Annual Meeting Questions & Answers
Q: What happens if other matters are properly presented at the Annual Meeting?
A:If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on those matters for you. Management and the Board are not aware of any matters that may properly be brought before the Annual Meeting other than the matters disclosed in this Proxy Statement. If any other matters not disclosed in this Proxy Statement are properly presented at the Annual Meeting for consideration, the persons voting the proxies solicited by the Board for the Annual Meeting will vote them in accordance with their best judgment.
Q: How are votes counted?
A:Votes are counted by an independent inspector of elections appointed by the Company.
Q: What happens if the Annual Meeting is postponed or adjourned?
A:Unless a new record date has been fixed, your proxy will still be in effect and may be voted at the reconvened meeting. You will still be able to change your vote or revoke your proxy with respect to any item until the polls have closed for voting on such item.
Q:    What is the deadline for consideration of shareholder proposals for the 2024 Annual Meeting of Shareholders?
A:Shareholder Proposals for Inclusion in Next Year’s Proxy Statement. A shareholder who wants to submit a proposal pursuant to Rule 14a-8 to be included in the proxy statement for the 2024 Annual Meeting must send the proposal to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received on or before November 25, 2023, unless the date of the 2024 Annual Meeting is changed by more than 30 days from May 10, 2024, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2024 Annual Meeting.
Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access). The Company’s bylaws provide “proxy access” by allowing a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to submit director nominees (up to the greater of two directors or the number of directors representing 20% of the Board) for inclusion in the Company’s proxy statement, subject to the other requirements set forth in the bylaws. To include a director nominee in the Company’s proxy statement for the 2024 Annual Meeting, the proposing shareholder(s) must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received by November 25, 2023.
Other Shareholder Proposals or Director Nominees. A shareholder who wants to nominate a director other than through proxy access or submit a proposal outside of Rule 14a-8 for consideration at the 2024 Annual Meeting, pursuant to the CSX bylaws, must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, so that it is received no earlier than the close of business on January 11, 2024, nor later than the close of business on February 10, 2024, unless the date of the 2024 Annual Meeting is more than 30 days before or more than 70 days after May 10, 2024, in which case the nomination or proposal must be received no earlier than the 120th day prior to the date of the 2024 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2024 Annual Meeting or the 10th day following the day on which the Company first publicly announces the date of the 2024 Annual Meeting.
Q: Does the Board consider director nominees recommended by shareholders?
A:Yes. The Governance and Sustainability Committee of the Board will review recommendations as to possible nominees received from shareholders and other qualified sources. The Governance and Sustainability Committee will evaluate possible nominees received from shareholders using the same criteria it uses for other director nominees. Shareholder recommendations should be submitted in writing addressed to the Chair of the Governance and Sustainability Committee, CSX Corporation, 500 Water Street, C160, Jacksonville, Florida 32202, and should include a statement about the qualifications and experience of the proposed nominee.
Shareholders who wish to nominate a director nominee should do so in accordance with the nomination provisions of the Company’s bylaws. A shareholder nomination for the 2024 Annual Meeting must be delivered to the Company within the time periods described above and set forth in the Company’s bylaws.

102

CSX

CSX CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 9, 2023. Follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 9, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97890-P85795

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CSX CORPORATION

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3 and One Year on Proposal 4.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Donna M. Alvarado	☐	☐	☐
1b. Thomas P. Bostick	☐	☐	☐
1c. Steven T. Halverson	☐	☐	☐
1d. Paul C. Hilal	☐	☐	☐
1e. Joseph R. Hinrichs	☐	☐	☐
1f. David M. Moffett	☐	☐	☐
1g. Linda H. Riefler	☐	☐	☐
1h. Suzanne M. Vautrinot	☐	☐	☐
1i. James L. Wainscott	☐	☐	☐
1j. J. Steven Whisler	☐	☐	☐
1k. John J. Zillmer	☐	☐	☐

	For	**Against**	**Abstain**
2. The ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2023; and	☐	☐	☐
3. Advisory (non-binding) resolution to approve compensation for the Company's named executive officers.	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
4. Advisory (non-binding) resolution to approve the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

In appreciation for submitting your vote for the CSX Annual Meeting and to further our commitment to environmental stewardship, a tree will be planted on your behalf in a protected park or wildlife refuge.

Thank You!

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D97891-P85795

CSX CORPORATION

The undersigned hereby appoints NATHAN D. GOLDMAN and MICHAEL S. BURNS, as proxies, with full power of substitution, to act and vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be hosted online at www.virtualshareholdermeeting.com/CSX2023 on May 10, 2023, at 10:00 a.m. (EDT), and at all adjournments or postponements thereof, and authorizes each of them to represent and to vote all stock of the undersigned on the proposals listed on the reverse side of this card as directed and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement.

The proxy will be voted as directed. If no direction is made, the proxy will be voted: "FOR" Proposals 1, 2 and 3 and One Year for Proposal 4. Your Internet or telephone vote authorizes the named proxy to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy via the Internet or by telephone, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Time on Tuesday, May 9, 2023.

Continued and to be signed on reverse side